Oppenheimer Strategic Income Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL.OPP (225.5677)

Statement of Additional Information dated November 22, 2002, revised February 25, 2003

      This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Fund and supplements information in the Prospectus dated November 22, 2002, as supplemented from time to time. It should be read together with the Prospectus. You can obtain the
Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services,
at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds,
Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of its competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

      Additionally, in analyzing a particular issuer, the Manager may consider the trading activity in the issuer's securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

|X| Foreign Securities. The Fund expects to have substantial investments in foreign securities. For the most part, these will be debt securities issued or guaranteed by foreign companies or governments, including "supra-national"
entities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They also include securities of companies
(including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      The percentage of the Fund's assets that will be allocated to foreign securities will vary over time depending on a number of factors. Those factors may include the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of a country's financial markets, the interest rate climate of particular foreign countries and the relationship of particular foreign currencies to the U.S. dollar. The Manager analyzes fundamental economic criteria (for example, relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

      Securities of foreign issuers that are represented by American Depository
Receipts or that are listed on a U.S. securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S.
dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer high income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

oForeign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the
 International Bank for Reconstruction and Development (commonly called the
 "World Bank"), the Asian Development bank and the Inter-American Development
 Bank.

      The governmental members of these supra-national entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.
Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

o Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     foreign exchange contracts;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     foreign withholding taxes on interest and dividends;
o     possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New
Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective.

      |X| Debt Securities. The Fund can invest in a variety of debt securities to seek its objective. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

o Credit Risks. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent that lower-yield, higher-quality bonds.

      The Fund's debt investments can include high-yield, non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by
Standard & Poor's Ratings Group or Duff & Phelps, Inc., or that have comparable ratings by another nationally-recognized rating organization.

      In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to bonds having similar yield and risk characteristics within a rating category of a rating organization.

      The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range
(short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets. The Fund may shift its investment focus to securities of longer maturity as interest rates decline and to securities of shorter maturity as interest rates rise.

o Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      While the changes in value of the Fund's portfolio securities after they are purchased will be reflected in the net asset value of the Fund's shares, those changes normally do not affect the interest income paid by those securities (unless the security's interest is paid at a variable rate pegged to particular interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

o Special Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade debt securities, if the Manager believes it is consistent with the
Fund's objective. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower-grade securities to try to achieve higher income.

      "Lower-grade" debt securities are those rated below "investment grade"
which means they have a rating lower than "Baa" by Moody's or lower than "BBB"
by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high-yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high-yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of
Additional Information.

      To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high-yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or
Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of the principal rating organizations are included in Appendix A to this Statement of
Additional Information.

|X| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers.
These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk
(depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus. Mortgage-related securities issued by private issuers have greater credit risk.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index.
Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the
Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

o     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)                 pass-through certificates issued or guaranteed by Ginnie
                    Mae, Fannie Mae, or Freddie Mac,
(2)                 unsecuritized mortgage loans insured by the Federal Housing
                    Administration or guaranteed by the Department of Veterans'
                    Affairs,
(3)                 unsecuritized conventional mortgages, (4) other
                    mortgage-related securities, or (5) any combination of
                    these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

o Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls"). In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

       The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

       These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the
Fund is obligated to repurchase securities.

      |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-charted corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States.
"Full faith and credit" means generally that the taxing power of the U.S.
government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United
States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

o U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of one to ten years), and
Treasury bonds (maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S.
Treasury securities described below, and Treasury Inflation-Protection
Securities ("TIPS").

o Treasury Inflation-Protection Securities. The Fund can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as
Government National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as
Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal
Home Loan Mortgage Corporation obligations ("Freddie Macs").

|X| U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o GNMA Certificates. The Government National Mortgage Association is a
wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.
Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration or the
Farmers Home Administration or guaranteed by the Veterans Administration

      The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and
GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

      Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant
Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States
Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie
Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of
Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the
Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the
Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on
1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a
corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in: (i) interest payments less servicing and guarantee fees, (ii) principal prepayments, and (iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States.

o Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a
federally-chartered and privately-owned corporation, issues Fannie Mae
Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of
Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

|X| Zero-Coupon U.S. Government Securities. The Fund may buy zero-coupon U.S.
government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may continue to have a portfolio turnover rate of more than 100% annually.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments. For example, the Fund can invest in Exchange-Traded
Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the
Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The
Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the
Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X| Other Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities, and "stripped" securities of corporations and of foreign government issuers. These are similar in structure to zero-coupon and
"stripped" U.S. government securities, but in the case of foreign government securities, they may or may not be backed by the "full faith and credit" of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

      |X| "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only"
security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X| Preferred Stocks. Unlike common stock, preferred stock typically has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.
"Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.
The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |X| Floating Rate and Variable Rate Obligations. Some securities the Fund can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the
91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year.
Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest.
Generally, the issuer must provide a specified number of days' notice to the holder.

|X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell securities on a
"delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the
Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

      The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received.
The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Participation Interests. The Fund may invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase agreements having maturity beyond seven days are subject to the
Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an on-going basis.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X| Investments in Equity Securities. The Fund can invest limited amounts of its assets in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies. However, it does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. Those equity securities include preferred stocks (described above), rights and warrants, and securities convertible into common stock. Certain equity securities may be selected because they may provide dividend income.

o Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.
The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

o Convertible Securities. While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt fixed-income securities. Convertible securities are subject to the credit risks and interest rate risks described above.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)        whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
           (considering the effect of conversion of the convertible securities),
           and
(3)        the extent to which the convertible security may be a defensive
           "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

o Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights the Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. The Fund does not expect that it will have significant investments in warrants and rights.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X| Loans of Portfolio Securities. To raise cash for liquidity purposes or income, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets.
The Fund currently does not intend to lend securities, but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue
Code and must permit the Fund to reacquire loaned securities on five days'
notice or in time to vote on any important matter.

      |X| Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund cannot borrow money in excess of 331/3% of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or affiliated investment companies. With respect to this policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the
Investment Company Act of 1940. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

      |X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans.
They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

|X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional
Information.

      Among the derivative investments the Fund can invest in are structured notes called "index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer.
At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

|X| Credit Derivatives. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund may take a short position in the credit default swap (also known as "buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

      The Fund would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii)
sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

      If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase the Fund's exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

      If the Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      The Fund will invest no more than 25% of its total assets in "unfunded"
credit default swaps.

      The Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

      Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

      |X| Hedging. The Fund can use hedging instruments. It is not obligated to use them in seeking its objective although it can write covered calls to seek high current income if the Manager believes that it is appropriate to do so. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures.  Covered calls may also be used to increase the Fund's income.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o Futures. The Fund can buy and sell futures contracts that relate to (1)
broadly-based securities indices (these are referred to as "financial futures"),
(2) commodities (these are referred to as "commodity index futures"), (3) debt securities (these are referred to as "interest rate futures"), (4) foreign currencies (these are referred to as "forward contracts") and (5) an individual stock ("single stock futures").

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups:

(1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2)
livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker"). Initial margin payments will be deposited with the Fund's
Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o Put and Call Options. The Fund may buy and sell certain kinds of put options
("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o Writing Covered Call Options. The Fund may write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by liquid assets identified on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of the Fund's total assets that may be subject to covered calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium).
The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period.
That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options
Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities.
In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on its books. The Fund will identify additional liquid assets if the value of the identified assets drops below 100%
of the current value of the future. Because of this identified requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the
Fund in a short futures position, which is permitted by the Fund's hedging policies.

o Writing Put Options. The Fund may sell put options on securities, broadly-based securities indices, foreign currencies and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.
The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the
Fund, are taxable as ordinary income.

o Purchasing Calls and Puts. The Fund can purchase calls on securities, broadly-based securities indices, foreign currencies and futures. It may do so to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The
Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it
(whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may also purchase calls and puts on spread options. Spread options pay the difference between two interest rates, two exchange rates or two referenced assets. Spread options are used to hedge the decline in the value of an interest rate, currency or asset compared to a reference or base interest rate, currency or asset. The risks associated with spread options are similar to those of interest rate options, foreign exchange options and debt or equity options.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration from liquid assets identified on the Fund's books upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. In those circumstances, the Fund covers the option by identifying liquid assets on its books having a value equal to the aggregate amount of the Fund's commitment under such option position.

o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o Forward Contracts. Forward contracts are foreign currency exchange contracts.
They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S.
dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.
Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a "transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the
U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying liquid assets on its books having a value equal to the aggregate amount of the
Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.
Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns or as a hedge against a basket of securities held by the Fund that the Manager deems to be closely correlated with the swap transaction. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities)
to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The
Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.
The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the
Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

o Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts"
under the Internal Revenue Code. In general, gains or losses relating to Section
1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles"
for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)        gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)        gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

|X| Temporary Defensive Investments. When market conditions are unstable, or the
Manager believes it is otherwise appropriate to reduce holdings in stocks, the
Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include the following short-term (maturing in one year or less) dollar-denominated debt obligations:

o     obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o     commercial paper (short-term, unsecured promissory notes) of domestic or foreign companies,
o     debt obligations of domestic or foreign corporate issuers,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

|X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the
Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o           67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o           more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

o The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.

o The Fund cannot invest 25% or more of its total assets in any one industry.
That limit does not apply to securities issued or guaranteed by the U.S.
government or its agencies and instrumentalities. Each foreign government is treated as an "industry" and utilities are divided according to the services they provide.

o The Fund cannot borrow money in excess of 331/3% of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

o The Fund cannot make loans except (a) through lending of securities, (b)
through the purchase of debt instruments or similar evidences of indebtedness,
(c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

o The Fund cannot invest in real estate, physical commodities or commodity contracts. However, the Fund may: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities or currencies.

o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

|X|   Does the Fund Have Additional Restrictions That Are Not "Fundamental"
Policies?

      The Fund has additional operating policies, which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

o The Fund cannot invest in securities of other investment companies, except if it acquires them as part of a merger, consolidation or acquisition of assets.

      For purposes of the Fund's policy not to concentrate its investments, the
Fund has adopted the industry classifications set forth in Appendix B to this
Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1989.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      |X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the
Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The
Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.
If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the
Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee and a Review Committee. The
members of the Audit Committee are Edward L. Cameron (Chairman), William L.
Armstrong, George C. Bowen and Robert J. Malone. The Audit Committee held 7 meetings during the fiscal year ended September 30, 2002. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls; and (iii)
establishing a separate line of communication between the Fund's independent auditors and its independent Trustees.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating
Independent Trustees for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      To date, the Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the
Audit Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose considering potential nominees.

      The members of the Review Committee are Jon S. Fossel (Chairman), Robert
G. Avis, Sam Freedman, Beverly Hamilton and F. William Marshall, Jr. The Review
Committee held 7 meetings during the fiscal year ended September 30, 2002. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the services provided to the Fund by the transfer agent. The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an independent trustee of the Fund ("Independent Trustee"). Mr. Murphy is an
"Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board II
Funds (defined below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds (except for Ms.
Hamilton and Mr. Malone, who are not Trustees of Oppenheimer Senior Floating
Rate Fund and Mr. Murphy is not a Trustee or Managing General Partner of any of
the Centennial trusts) (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                Oppenheimer Select Managers
Oppenheimer Champion Income Fund         Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund          Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund              Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund      Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds              Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.      Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity
Fund                                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund   Centennial Money Market Trust
Oppenheimer Municipal Fund               Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund              Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the
Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted, Zack, Steinmetz and
Mses. Bechtolt, Feld and Ives who are officers of the Fund, respectively hold the same offices with one or more of the other Board II Funds as with the Fund.
As of November 5, 2002, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his family members, do not own securities of either the Manager or Distributor of the Board II Funds or any
person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Affiliated Transactions and Material Business Relationships. In 2001, Mr. Swain
surrendered for cancellation 60,000 options of Oppenheimer Acquisition Company
("OAC") (the Manager's parent holding company) to MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential property to Mr. Freedman on October 23, 2001 for $1.2 million. An independent appraisal of the property supported the sale price.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.
-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
James C. Swain,     Formerly,  Chief Executive Officer (until     $0        Over
Chairman and        August  27,  2002) of the Board II Funds,
Trustee since 1989  Vice Chairman  (until January 2, 2002) of
Age: 69             the Manager and  President and a director
                    (until   1997)   of   Centennial    Asset
                    Management  Corporation  (a  wholly-owned
                    investment  advisory  subsidiary  of  the
                    Manager). Oversees 41 portfolios in the $100,000
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private
Armstrong,          mortgage banking companies:  Cherry Creek
Trustee since 1999  Mortgage     Company     (since    1991),
Age: 65             Centennial  State Mortgage Company (since
                    1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since   1995)   and   Ambassador   Media
                    Corporation  (since 1984);  a director of
                    the following public  companies:  Storage
                    Technology      Corporation     (computer
                    equipment    company)    (since    1991),
                    Helmerich  &  Payne,  Inc.  (oil  and gas  $0   $50,001-
                    drilling/production    company)    (since          $100,000
                    1992),  UNUMProvident (insurance company)
                    (since   1991).   Formerly   Director  of
                    International     Family    Entertainment
                    (television   channel)   (1992-1997)  and
                    Natec  Resources,   Inc.  (air  pollution
                    control  equipment and services  company)
                    (1991-1995),  Frontier Real Estate,  Inc.
                    (residential   real   estate   brokerage)
                    (1994-1999),  and  Frontier  Title (title
                    insurance  agency)  (1995-June  1999);  a
                    U.S.   Senator   (January    1979-January
                    1991).  Oversees  41  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Director and  President  of A.G.  Edwards
Trustee since 1993  Capital,   Inc.   (General   Partner   of
Age: 71             private  equity  funds)  (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company     $0      Over
                    subsidiary) (until March 1999);  Chairman          $100,000
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    41    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly (until April 1999):  Senior Vice
Trustee since 1997  President   (from   September  1987)  and
Age: 66             Treasurer   (from   March  1985)  of  the
                    Manager; Vice President (from June 1983) and Treasurer
                    (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                    February 1992), Treasurer (since July 1991) Assistant
                    Secretary and a director (since December 1991) of Centennial
                    Asset Management Corporation; Vice President (since October
                    1989) and Treasurer (since April 1986) of HarbourView Asset
                    Management Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June
                    1989-January 1990) of Centennial Capital Corporation (an
                    investment advisory subsidiary of the Manager); Vice
                    President and Treasurer (since August 1978) and Secretary
                    (since April 1981) of Shareholder Services, Inc. (a
                    transfer agent subsidiary of the ,00Over Manager); Vice
                    President, Treasurer and $10,001-$50 $100,000 Secretary
                    (since November 1989) of Shareholder Financial Services,
                    Inc. (a transfer agent subsidiary of the Manager); Assistant
                    Treasurer (since March 1998) of Oppenheimer Acquisition
                    Corp. (the Manager's parent corporation); Treasurer (since
                    November 1989) of Oppenheimer Partnership Holdings, Inc. (a
                    holding company subsidiary of the Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset
                    Management, Inc. (an investment advisory subsidiary of the
                    Manager); Chief Executive Officer and director (since March
                    1996) of MultiSource Services, Inc. (a broker-dealer
                    subsidiary of the Manager); Treasurer (since October 1997)
                    of OppenheimerFunds International Ltd. and Oppenheimer
                    Millennium Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount
Trustee since 1999  Vernon,  George  Washington's home (since
Age: 64             June  2000).  Formerly  (March 2001 - May
                    2002) Director of Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner with
                    PricewaterhouseCoopers      LLP     (from     $0    $50,001-
                    1974-1999)  (an   accounting   firm)  and          $100,000
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    41    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since  1998) of
Trustee since 1990  Rocky    Mountain   Elk   Foundation   (a
Age: 60             not-for-profit    foundation);    and   a
                    director  (since  October  1999)  of P.R.
                    Pharmaceuticals    (a   privately    held
                    company) and  UNUMProvident (an insurance
                    company)  (since June 1, 2002).  Formerly
                    Chairman  and a director  (until  October
                    1996) and President  and Chief  Executive     $0    $50,001-
                    Officer   (until  October  1995)  of  the          $100,000
                    Manager;   President,   Chief   Executive
                    Officer  and a  director  of  Oppenheimer
                    Acquisition Corp.,  Shareholders Services
                    Inc.    and    Shareholder     Financials
                    Services,   Inc.  (until  October  1995).
                    Oversees    41    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       A   trustee   or    director   of   other
Trustee since 1996  Oppenheimer   funds.    Formerly   (until
Age: 62             October  1994) Mr.  Freedman held several
                    positions  in  subsidiary  or  affiliated $10,001-50,000Over
                    companies  of the  Manager.  Oversees  41           $100,000
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly          L. Trustee   (since   1996)  of   MassMutual
Hamilton,           Institutional  Funds  and of  MML  Series
Trustee since 2002  Investment   Fund  (open-end   investment
Age: 56             companies);   Director  of  MML  Services
                    (since April 1987) and America Funds Emerging Markets Growth
                    Fund (since October 1991) (both are investment companies),
                    The California Endowment (a philanthropy organization)
                    (since April 2002), and Community Hospital of Monterey
                    Peninsula, (since February 2002); a trustee (since February
                    2000)
                    of  Monterey  International  Studies  (an N/A1          N/A1
                    educational    organization),    and   an
                    advisor to Unilever  (Holland)'s  pension
                    fund and to Credit Suisse First  Boston's
                    Sprout   venture   capital   unit.   Mrs.
                    Hamilton   also  is  a   member   of  the
                    investment  committees of the Rockefeller
                    Foundation,  the  University  of Michigan
                    and    Hartford    Hospital.    Formerly,
                    President   (February   1991-April  2000)
                    ARCO   Investment   Management   Company.
                    Oversees    40    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Director    (since    2001)    of   Jones
Trustee since 2002  Knowledge,   Inc.   (a   privately   held
Age: 58             company), U.S. Exploration,  Inc., (since
                    1997),   Colorado  UpLIFT  (a  non-profit
                    organization) (since 1986) and a trustee of the Gallagher
                    Family Foundation
                    (since 2000). Formerly,  Chairman of U.S.    N/A1       N/A1
                    Bank (a  subsidiary  of U.S.  Bancorp and
                    formerly  Colorado  National Bank,) (July
                    1996-April  1,  1999) and a  director  of
                    Commercial  Assets,   Inc.   (1993-2000).
                    Oversees    40    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William Trustee (since 1996) of MassMutual Marshall, Jr., Institutional Funds and of MML Series Trustee since 2000 Investment Fund (open-end investment Age:
60 companies); Trustee and Chairman (since
                    May 1987) of the investment committee for the Worcester
                    Polytech Institute; President and Treasurer (since January
                    1999) of the SIS Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield
                    Library and Museum Association; Trustee (since 1996) of the
                    Community Music School of
                    Springfield;  Member  of  the  investment           $50,001-
                    committee of the Community  Foundation of     $0    $100,000
                    Western   Massachusetts   (since   1998).
                    Formerly,   Chairman  (January  1999-July
                    1999)  of  SIS  &  Family  Bank,   F.S.B.
                    (formerly  SIS  Bank);  President,  Chief
                    Executive   Officer  and  Director   (May
                    1993-December   1998)  of  SIS  Bankcorp,
                    Inc. and SIS Bank  (formerly  Springfield
                    Institution  for Savings)  and  Executive
                    Vice President  (January  1999-July 1999)
                    of  Peoples  Heritage   Financial  Group,
                    Inc.   Oversees  41   portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                          Dollar
                                                                         Range Of
                                                                          Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31,
                                                                           2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and $10,001-$50,00Over
President and      director  (since June 2001) and  President           $100,000
Trustee since 2001 (since  September  2000)  of the  Manager;
Age: 53            President  and a  director  or  trustee of
                   other Oppenheimer  funds;  President and a
                   director  (since July 2001) of Oppenheimer
                   Acquisition   Corp.   and  of  Oppenheimer
                   Partnership  Holdings,  Inc.;  a  director
                   (since November 2001) of  OppenheimerFunds
                   Distributor,    Inc.;   Chairman   and   a
                   director  (since July 2001) of Shareholder
                   Services,    Inc.   and   of   Shareholder
                   Financial Services,  Inc.; President and a
                   director     (since    July    2001)    of
                   OppenheimerFunds    Legacy    Program   (a
                   charitable  trust program  established  by
                   the Manager);  a director of the following
                   investment   advisory    subsidiaries   of
                   OppenheimerFunds,  Inc.: OFI Institutional
                   Asset  Management,   Inc.  and  Centennial
                   Asset   Management    Corporation   (since
                   November    2001),    HarbourView    Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real Asset  Management,  Inc.;  a director
                   (since    November    2001)   of   Trinity
                   Investment  Management  Corp.  and Tremont
                   Advisers,    Inc.   (investment   advisory
                   affiliates  of  the  Manager);   Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns  shares  of  David  L.
                   Babson & Company,  Inc.); formerly,  Chief
                   Operating  Officer  (September   2000-June
                   2001)  of  the  Manager;   President   and
                   trustee (November  1999-November  2001) of
                   MML Series  Investment Fund and MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees    69     portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for Messrs.
Steinmetz, Molleur and Zack and Ms. Feld, 498 Seventh Avenue, New York, NY 10018,
for Messrs.Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives, 6803 S.
Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Arthur P. Steinmetz,    Senior Vice President of the Manager (since March 1993) and
Vice President and      of HarbourView Asset Management Corporation (since March
Portfolio Manager 2000); an officer of 6 portfolios in the OppenheimerFunds since 1989 complex.
Age:  44
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial           and Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting      Officer Oppenheimer Real Asset Management  Corporation,  Shareholder
since 1999              Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 43                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds International Ltd. and Oppenheimer
                        Millennium Funds plc (since May 2000) and OFI
                        Institutional Asset Management, Inc. (since November
                        2000); Treasurer and Chief Financial Officer (since May
                        2000) of Oppenheimer Trust Company (a trust company
                        subsidiary of the Manager); Assistant Treasurer (since
                        March 1999) of Oppenheimer Acquisition Corp. and
                        OppenheimerFunds Legacy Program (since April 2000);
                        formerly Principal and Chief Operating Officer (March
                        1995-March 1999), Bankers Trust Company-Mutual Fund
                        Services Division. An officer of 85 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002;  formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999). An officer of 85 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 85
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Vice President &    (since February 2002) of the Manager;  General Counsel and a
Secretary since 2001    director   (since   November   2001)   of   OppenheimerFunds
Age: 54                 Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel (since November 2001) of HarbourView Asset
                        Management Corporation; Vice President and a director
                        (since November 2000) of Oppenheimer Partnership
                        Holdings, Inc.; Senior Vice President, General Counsel
                        and a director (since November 2001) of Shareholder
                        Services, Inc., Shareholder Financial Services, Inc.,
                        OFI Private Investments, Inc., Oppenheimer Trust Company
                        and OFI Institutional Asset Management, Inc.; General
                        Counsel (since November 2001) of Centennial Asset
                        Management Corporation; a director (since November 2001)
                        of Oppenheimer Real Asset Management, Inc.; Assistant
                        Secretary and a director (since November 2001) of
                        OppenheimerFunds International Ltd.; Vice President
                        (since November 2001) of OppenheimerFunds Legacy
                        Program; Secretary (since November 2001) of Oppenheimer
                        Acquisition Corp.; formerly Acting General Counsel
                        (November 2001-February 2002) and Associate General
                        Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of Shareholder Services, Inc. (May
                        1985-November 2001), Shareholder Financial Services,
                        Inc. (November 1989-November 2001); OppenheimerFunds
                        International Ltd. And Oppenheimer Millennium Funds plc
                        (October 1997-November 2001). An officer of 85
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson, Vice President and Assistant Counsel of the Manager (since
Assistant Secretary July 1998); formerly, an associate with Davis, Graham, &
since 2002 Stubbs LLP (January 1997-June 1998). An officer of 85 Age: 38 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 44                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial Asset Management Corporation; Vice President
                        (since 1997) of Oppenheimer Real Asset Management, Inc.;
                        formerly Vice President and Associate Counsel of the
                        Manager (June 1990-July 1999). An officer of 85
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X| Remuneration of Trustees. The officers of the Fund and one Trustee of the Fund (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended September
30, 2002. Mr. Swain was affiliated with the Manager until January 2, 2002. The compensation from all of the Board II Funds (including the Fund) represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2001.

-------------------------------------------------------------------------------
     Trustee Name and Other             Aggregate         Total Compensation
                                                         From All Oppenheimer
                                                            Funds For Which
                                    Compensation from    Individual Serves As
                                        Fund as of         Trustee/Director
        Fund Position(s)            Fiscal Year Ended       As of 12/31/01
         (as applicable)                 9/30/021             (41 Funds)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James C. Swain                            $19,174                 $02
Chairman of the Board of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $11,327               $78,865
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $11,412               $79,452
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $10,907               $75,936
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $10,886               $75,794
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $12,090               $84,177
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $11,979               $83,402
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                          $4,2103                None3
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                          $4,2103                None3
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $10,043               $69,922
Review Committee Member
-------------------------------------------------------------------------------
*Effective July 1, 2000, William A. Baker and Ned M. Steel resigned as Trustees of the Board II Funds and subsequently became Trustees Emeritus. For the fiscal year ended September 30, 2002, Mr. Baker received $2,154 and Mr. Steel received
$5,745 aggregate compensation from the Fund. For the calendar year ended
December 31, 2001, Messrs. Baker and Steel each received $60,000 total compensation from all of the Oppenheimer funds for which they served as Trustee.
Effective July 1, 2002, C. Howard Kast and Robert M. Kirchner resigned as
Trustees of the Board II Funds. For the fiscal year ended September 30, 2002,
Mr. Kast received $9,420 and Mr. Kirchner received $8,559 aggregate compensation from the Fund. For the calendar year ended December 31, 2001, Mr. Kast received
$87,452 and Mr. Kirchner received $79,452 total compensation from all of the
Oppenheimer funds for which they served as Trustee.
1. Aggregate compensation from the Fund includes fees and deferred compensation, if any. 2. Mr. Swain became an Independent Trustee effective January 1, 2002, prior to which he
   did not receive compensation from any of the Board II Funds.
3. Mrs. Hamilton and Mr. Malone were elected as Trustees of the Board II Funds effective June 1, 2002 and therefore did not receive compensation from any of the Board II Funds during calendar year 2001.

|X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a
Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustee's fees under the plan will not materially affect the
Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and
Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

|X| Major Shareholders. As of November 5, 2002, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding securities were:

      MLPF & S for the sole benefit of its customers, Attn:  Fund Admn/#97G06, 4800 Deer
      Lake Dr. E. FL. 3, Jacksonville, FL  32246-6484, which owned 9,172,960.16 Class C shares (5.90% of the Class C shares then outstanding).

      Smith Barney House Acct 00109801250, Attn:  Cindy Tempesta, 7th Fl., 333 West 34th
      Street, New York, New York 10001-2483, which owned 10,756,397.74 Class C shares
      (6.92% of the Class C shares then outstanding).

      Sterling Trust Co Tr, Jane Phillips Memorial, Medical Center Inc 401K,
      1380 Lawrence St. Ste 1400, Denver, Co 80204-2060, which owned 317,953.60
      Class N shares (6.91% of the Class N shares then outstanding).

      RPSS Tr, Ganot Corporation, 401K PSP, Attn: S Klurman & H Lichtman, 4000
      Hollywood Blvd., Ste 530N, Hollywood, Fl 33021-6789, which owned
      612,798.61 Class N shares (13.33% of the Class N shares then outstanding).

      MCB Trust Services Tr, SPAR Group Inc. 401K PSP, 700 17th St. Ste. 300,
      Denver, Co 80202-3507, which owned 251,652.80 Class N shares (5.47% of the
      Class N shares then outstanding).

      OPP Capital Preservation Fund, Attn: Brian Wixted, 6803 S. Tucson Way,
      Englewood, CO 80112-39247, which owned 9,573,263.24 Class Y shares (23.12%
      Class Y shares then outstanding).

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

|X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

|X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the
Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed-Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the fund to the
Manager during the fund's last three fiscal years are listed below.

------------------------------------------------------------------------------
 Fiscal Year ended 9/30:     Management Fees Paid to OppenheimerFunds, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2000                               $37,135,552
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2001                               $33,795,878
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           2002                               $31,984,221
------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

         |X| Annual Approval of Investment Advisory Agreement. Each year, the
Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment
Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the Board considered: o The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o The investment performance of the Fund in comparison to regular market indices
o Economies of scale that may be available to the Fund from the Manager; o Fees paid by other mutual funds for similar services; o The value and quality of any other benefits or services received by the Fund from its
   relationship with the Manager, and
o  The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the Distributor and the
   Transfer Agent, and brokerage and soft dollar arrangements permissible under
   Section 28(e) of the Securities Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund. The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

      Brokerage Provisions of the Investment Advisory Agreement. One of the
duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the
Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the
Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the concessions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers
(other than affiliates) that provide brokerage and/or research services for the
Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

      Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the
Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter.
Purchases from dealers include a spread between the bid and asked prices. The
Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions on those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the
Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in concession dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.
The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the concessions paid to brokers furnishing such services, together with the Manager's representation that the amount of such concessions was reasonably related to the value or benefit of such services.

-------------------------------------------------------------------------------
 Fiscal Year Ended 9/30:      Total Brokerage Commissions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2000                                 $613,416
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2001                                 $719,920
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                                $1,046,0222
-------------------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. During the fiscal year ended 9/30/02, the amount of transactions directed to brokers for research services was $88,648 and the amount of the commissions paid to broker-dealers for those services was $600.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

-------------------------------------------------------------------------------
Fiscal Year Ended 9/30:    Aggregate Front-End      Class A Front-End Sales
                        Sales Charges on Class A      Charges Retained by
                                 Shares                   Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         2000                  $6,173,003                  $1,819,326
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         2001                  $7,153,223                  $1,940,739
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         2002                  $4,841,002                  $1,420,119
-------------------------------------------------------------------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

-------------------------------------------------------------------------------
               Concessions on   Concessions on  Concessions on   Concessions
 Fiscal Year   Class A Shares   Class B Shares  Class C Shares    on Class N
 Ended 9/30:    Advanced by      Advanced by      Advanced by       Shares
                Distributor1     Distributor1    Distributor1    Advanced by
                                                                 Distributor1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2000          $552,196       $12,335,300      $1,143,559         N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2001          $729,152       $13,529,708      $1,449,887       $38,409
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002          $330,235        $8,201,918      $1,150,891      $116,7662
-------------------------------------------------------------------------------
1. The Distributor advances concession payments to dealers for certain sales of
   Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2. The inception date of Class N shares was March 1, 2001.

-------------------------------------------------------------------------------
 Fiscal Year      Class A          Class B          Class C        Class N
                 Contingent       Contingent      Contingent      Contingent
               Deferred Sales   Deferred Sales  Deferred Sales     Deferred
                  Charges          Charges          Charges     Sales Charges
                 Retained by Retained by Retained by Retained by
           Ended 9/30 Distributor Distributor Distributor Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002          $43,020         $6,502,972       $102,631         $3,629
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

|X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide
for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the
Distributor. While the plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of
Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments to Recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal period ended September 30, 2002 payments under the Class A
Plan totaled $8,016,884 all of which was paid by the Distributor to recipients.
That included $478,737 paid to an affiliate of the Distributor's parent company.
Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X| Distribution and Service Plans - Class B, Class C and Class N Service and
Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B,
Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and, effective November 1, 2001, the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B and Class
N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing each class of shares. The payments are made to the Distributor in recognition that the Distributor:

o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o  may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o employs personnel to support distribution of Class B, Class C and Class N shares, and o bears the costs of sales literature, advertising and prospectuses
(other than those
   furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o  may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o  receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge
   12b-1 fees,
o  may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o  may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o  may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------
      Distribution Fees Paid to the Distributor for the Year Ended 9/30/02
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:             Total         Amount        Distributor's     Distributor's
                                                                  Unreimbursed
                                                 Aggregate       Expenses as %
                  Payments    Retained by      Unreimbursed      of Net Assets
                 Under Plan   Distributor   Expenses Under Plan     of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Class B Plan   $20,573,741   $16,079,9831     $107,739,506          5.83%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Class C Plan    $5,712,541   $1,262,4662       $17,058,610          3.00%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Class N Plan     $43,924       $41,9023         $315,808            2.04%
---------------------------------------------------------------------------------
1. Includes $128,496 paid to an affiliate of the Distributor's parent company.
2. Includes $111,242 paid to an affiliate of the Distributor's parent company.
3. Includes $80 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value."
An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the
Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

o  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o  The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o An investment in the Fund is not insured by the FDIC or any other government agency. o The principal value of the Fund's shares, and its yields and total returns are not
   guaranteed and normally will fluctuate on a daily basis.
o  When an investor's shares are redeemed, they may be worth more or less than their original cost.
o  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

Standardized Yield. The "standardized yield" (sometimes referred to just as
"yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                        Standardized Yield = 2[(a-b     6
                                                --- + 1) - 1]
                                                cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class
N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares.
The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

-------------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Periods Ended 9/30/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class of          Standardized Yield                 Dividend Yield
Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                Without         After         Without            After
                 Sales          Sales          Sales             Sales
                Charge         Charge          Charge            Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A          7.87%          7.50%          7.48%             7.13%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B          7.02%           N/A           6.71%              N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C          7.15%           N/A           6.77%              N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N          8.21%           N/A           7.33%              N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class Y          8.66%           N/A           7.68%              N/A
-------------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns"
to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The
Fund uses standardized calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns for the one year and life of class periods. Class N total returns may also be calculated for the periods prior to 3/1/01 (the inception date for Class N shares), based on the
Funds Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

                                    1/n
                                ERV
                                ---  - 1 = Average Annual Total Return
                                 P

|_| Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions)
  P

|_| Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions and Redemption)
  P

o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

                                ERV-P
                                ----- = Total Return
                                  P

o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 9/30/02
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of   Cumulative Total             Average Annual Total Returns
Shares         Returns
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                  1-Year                            10-Year
                                                    5-Year
                                                     (or              (or
                                                life-of-class,   life-of-class,
                                                   if less)         if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After     Without  After    Without  After   Without  After   Without
          Sales     Sales    Sales    Sales    Sales   Sales    Sales   Sales
           Charge    Charge   Charge   Charge  Charge   Charge  Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A    73.77%1  82.44%1   1.57%    6.63%    1.90%   2.90%   5.68%1   6.20%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B    77.89%2  77.89%2   1.20%    6.11%    1.90%   2.17%   6.03%2   6.03%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C    42.02%3  42.02%3   5.17%    6.15%    2.14%   2.14%   4.89%3   4.89%3
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N   78.34% 4  78.34%4   5.72%    6.70%   2.68%4   2.68%4    N/A     N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y      N/A    14.98%5    N/A     7.06%     N/A    3.03%5    N/A     N/A
---------------------------------------------------------------------------------
1. Inception of Class A: 10/16/89.
2. Inception of Class B: 11/30/92. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion.
3. Inception of Class C: 5/26/95. 4. Inception of Class N: 3/01/01. 5. Inception
   of Class Y: 1/26/98.

 -------------------------------------------------------------------------------
     Average Annual Total Returns for Class A Shares1 (After Sales Charge)
                         For the Periods Ended 9/30/02
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                                1-Year           5-Year           10 Years
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 After       Taxes      on      -1.48%           -1.39%            2.08%
 Distributions
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 After Taxes on
 Distributions and              0.94%            0.13%             2.72%
 Redemption of Fund Shares
 -------------------------------------------------------------------------------
  1. Inception of Class A shares: 10/16/89.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles.
The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is ranked among the Multisector Bond category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
 Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
 Risk-Adjusted Return that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
 Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar
 Rating metrics.

      |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the
Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o  information about the performance of certain securities or commodities markets or segments of those markets,
o  information about the performance of the economies of particular countries or regions,
o  the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o  the availability of different types of securities or offerings of securities,
o  information relating to the gross national or gross domestic product of the
United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.
AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange.
The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the
Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A and Class B shares you purchase for your individual accounts
(including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o  Current purchases of Class A and Class B shares of the Fund and other
   Oppenheimer funds reduce the sales charge rate that applies to current purchases of Class A shares, and
o  Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Emerging Growth Fund          Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund               Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund Oppenheimer Trinity Value Fund Oppenheimer High Yield
Fund Oppenheimer U.S. Government Trust Oppenheimer International Bond Fund
Oppenheimer Value Fund Oppenheimer International Growth Fund Limited-Term New
York Municipal Fund Oppenheimer International Small Company Fund Rochester Fund
Municipals Oppenheimer Limited-Term Government Fund OSM1- Gartmore Millennium
Growth Fund II Oppenheimer Limited Term Municipal Fund OSM1 - Jennison Growth
Fund Oppenheimer Main Street Growth & Income OSM1 - Mercury Advisors S&P 500
Index Fund Fund
                                       OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund OSM1 - Salomon Brothers All Cap Fund Oppenheimer
Multiple Strategies Fund And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and
Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a
13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both
Class A and Class B shares will determine the reduced sales charge rate for the
Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider
Class C or Class N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k)
plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an

OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)         Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)         Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial
            or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset
Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other
Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million. OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B,
Class C or Class N shares and the dividends payable on Class B, Class C or Class
N shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of
Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.
Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans, Profit-
Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o       to Group Retirement Plans (as defined in Appendix C to this
            Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o           to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o           to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o           to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.
o           to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on: o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that
            pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any
            IRA invested in the Oppenheimer funds),
o           purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any
            IRA invested in the Oppenheimer funds), and
o           on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500.  This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs. To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of
The New York Stock Exchange ("the Exchange") on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may
also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid"
      and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of
               Trustees, or
(2)            at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date,
               or
(3)            at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry. o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the
Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)            non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of
               less than 397 days when issued that have a remaining maturity of
               60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing
"bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and
"asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.
This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the
         shares of the Fund in that account;
(2)      for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)      authorizes the Fund, its Transfer Agent and any bank through which the
         Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)      specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
         Checkwriting card or the application, as applicable;
(5)      understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)      acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A shares on
         which a contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1) state the reason for the distribution;
(2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS
Form W-4P (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally
5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C
and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of
Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer
Agent. The Fund may also give directions to the Transfer Agent to terminate a
Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial New York Tax Exempt
                                              Trust
      Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
      Centennial Government Trust             Oppenheimer Money Market Fund,
                                      Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                      Fund
      Oppenheimer Limited Term Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Oppenheimer Senior Floating Rate
                                      Fund
      Oppenheimer New Jersey Municipal Fund   Limited Term New York Municipal
                                      Fund
      Oppenheimer New York Municipal Fund     Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                      Fund
      Oppenheimer Capital Income Fund         Oppenheimer Multiple Strategies
                                      Fund
      Oppenheimer Cash Reserves               Oppenheimer New Jersey Municipal
                                      Fund
      Oppenheimer Champion Income Fund        Oppenheimer New York Municipal Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Pennsylvania Municipal
                                      Fund
      Oppenheimer Disciplined Allocation Fund Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Developing Markets Fund     Oppenheimer Quest Global Value
                                              Fund, Inc.
      Oppenheimer Gold & Special Minerals     Oppenheimer Rochester National
      Fund                                    Municipals
      Oppenheimer International Bond Fund     Oppenheimer Senior Floating Rate
                                      Fund
      Oppenheimer International Growth Fund   Oppenheimer Small Cap Value Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves
      or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation
      Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and
      Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any Oppenheimer fund (other than Rochester National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal
Plan, will be switched to the new fund account unless you tell the Transfer
Agent not to do so. However, special redemption and exchange features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      The Fund has no fixed dividend rate for Class B, Class C, Class N and
Class Y shares, and the rate can change for Class A shares. There can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares.
That is because of the effect of the asset-based sales charge on Class B, Class
C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      | Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.
This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code,
by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through
October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the
Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient"
(such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the
Fund is effectively connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual fund are not considered
"effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. J.P. Morgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
 To the Board of Trustees and Shareholders of
 Oppenheimer Strategic Income Fund:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Strategic Income Fund, a series of Oppenheimer Strategic Funds
 Trust, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Strategic Income Fund, a series of Oppenheimer Strategic Funds
 Trust, as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 /s/ Deloitte & Touche LLP
 -------------------------
 Deloitte & Touche LLP

 Denver, Colorado
 October 25, 2002

STATEMENT OF INVESTMENTS September 30, 2002

                                                          Principal   Market Value
                                                             Amount     See Note 1
===================================================================================

 Asset-Backed Securities--2.4%
-----------------------------------------------------------------------------------
 American Money Management Corp.,
 Commercial Debt Obligations
 Sub. Bonds, Series I, Cl. D1, 13.602%, 1/15/12(1)       $ 8,642,914 $   5,228,963
-----------------------------------------------------------------------------------
 AQ Finance NIM Trust, Collateralized Mtg.
 Obligations, Series 1999-1,
 Cl. D, 9.75%, 3/25/29                                     1,479,266     1,467,247
-----------------------------------------------------------------------------------
 Asset Backed Securities Corp. Home Equity
 Loan Trust Asset-Backed Pass-Through Certificates,
 Series 2001-HE1, Cl. B, 4.323%, 4/15/31(2)                5,000,000     4,966,105
-----------------------------------------------------------------------------------
 Block Mortgage Finance, Inc., Asset-Backed
 Certificates, Series 1999-1,
 Cl. A2, 6%, 4/25/20(1)                                    1,390,565     1,394,904
-----------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Home Equity Loan
 Pass-Through Certificates:
 Series 1999-F, Cl. A3, 6.97%, 10/15/30                   10,000,000    10,293,759
 Series 2001-D, Cl. M2, 3.573%, 11/15/32(2)                8,500,000     8,302,944
-----------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp.,
 Manufactured Housing Contract Sr. Sub. Pass-Through
 Certificates, Series 2000-2, Cl. M2, 10.32%, 12/1/30      5,000,000     4,748,363
-----------------------------------------------------------------------------------
 Consumer Credit Reference Index Securities
 Program, Credit Card
 Asset-Backed Certificates, Series 2002-B,
 Cl. FX, 10.421%, 3/22/07(1)                              15,000,000    15,787,500
-----------------------------------------------------------------------------------
 Countrywide Asset-Backed Certificates, Inc.,
 Home Equity Asset-Backed
 Certificates, Series 2000-1, Cl. BV, 3.914%, 3/25/31(1,2) 5,033,000     5,014,789
-----------------------------------------------------------------------------------
 DLJ Ltd., Collateralized Bond Obligations,
 Series 1A, Cl. C2,
 11.96%, 4/15/11(1,3,4)                                   15,000,000         6,000
-----------------------------------------------------------------------------------
 DVI Receivables Corp., Equipment
 Asset-Backed Certificates,
 Series 2001-2, Cl. C, 4.405%, 11/11/09                    4,474,311     4,551,912
-----------------------------------------------------------------------------------
 Embarcadero Aircraft Securitization
 Trust, Airplane Collateral
 Obligations, Series 2000-A, Cl. B, 2.926%, 8/15/25(1,2)   2,275,079       227,508
-----------------------------------------------------------------------------------
 First U.S.A. Credit Card Master Trust,
 Asset-Backed Certificates,
 Series 2001-2, Cl. C, 2.774%, 11/20/06(2,5)              10,000,000    10,000,254
-----------------------------------------------------------------------------------
 Goldman Sachs Asset Management CBO Ltd.,
 Sub. Collateralized
 Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11(3)    6,000,000       900,000
-----------------------------------------------------------------------------------
 Green Tree Financial Corp., Manufactured
 Housing Contract Sr. Sub. Pass-Through
 Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29       5,000,000     4,895,950
-----------------------------------------------------------------------------------
 Greenpoint Credit Manufactured Housing
 Contract Trust, Pass-Through
 Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/20/31(1)   5,214,000     5,098,314
-----------------------------------------------------------------------------------
 Lehman ABS Manufactured Housing Contract,
 Commercial Mtg. Pass-Through Certificates,
 Series 2001-B, Cl. A4, 5.27%, 9/15/18                     5,300,000     5,558,242
-----------------------------------------------------------------------------------
 Madison Avenue CDO Ltd., Commercial Debt Obligations,
 Series 2A, Cl. C1, 4.021%, 3/24/14(1,2)                   3,000,000     1,230,000
-----------------------------------------------------------------------------------
 MBNA Master Credit Card Trust, Asset-Backed
 Nts., Series 2000-H,
 Cl. C, 3.026%, 1/15/13(2,5)                               5,000,000     5,042,188
-----------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg.
 Obligations, Series 1999-I,
 Cl. ECFD, 8.75%, 12/25/28(1)                              5,947,452     3,508,996
-----------------------------------------------------------------------------------
 Ocwen Capital Trust I, Collateralized Mtg. Obligations,
 Series 1999-OAC, Cl. 1, 9.50%, 4/27/29                    2,430,072       776,864
-----------------------------------------------------------------------------------
 ONYX Acceptance Auto Trust, Automobile
 Asset-Backed Certificates,
 Series 2002, Cl. A, 13.60%, 2/20/32                      11,906,611    11,847,078
-----------------------------------------------------------------------------------
 Option One Mortgage Securities Corp., Home Equity
 Collateralized Mtg. Obligations:
 Series 1999-1, Cl. CTFS, 10.06%, 3/26/29(1)               1,619,104     1,559,906
 Series 1999-3, Cl. CTFS, 10.80%, 12/26/29                 1,214,268     1,192,260

12    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================

 Asset-Backed Securities Continued
-----------------------------------------------------------------------------------
 Providian Master Trust, Sub. Collateralized
 Mtg. Obligations,
 Series 2000-2, Cl. C, 7.98%, 4/15/09(1)                 $ 6,200,000 $   6,200,000
-----------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII,
 Inc., Home Equity Pass-Through Certificates,
 Series 2002-W M1, Cl. M2, 3.364%, 1/25/32(1,2)            8,000,000     8,007,500
-----------------------------------------------------------------------------------
 SB Finance Trust, Mtg. Pass-Through
 Certificates, Series 1999-1, Cl. D,
 10.50%, 6/25/29(1)                                        1,584,226     1,520,857
-----------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized
 Mtg. Obligations, Mtg. Pass-Through Certificates,
 Series 1999-SP1, Cl. B, 9%, 5/25/29                       7,732,734     7,686,534
                                                                    ---------------
 Total Asset-Backed Securities (Cost $166,286,317)                     137,014,937

==================================================================================
 Corporate Loans--0.0%
-----------------------------------------------------------------------------------
 Telergy, Inc., Sr. Sec. Credit Facilities
 Term Loan, 11.111%, 1/1/02(1,3,4)
 (Cost $8,699,795)                                         8,877,258        44,387

===================================================================================
 Mortgage-Backed Obligations--62.0%
-----------------------------------------------------------------------------------
 Government Agency--49.4%
-----------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--48.2%
 Federal Home Loan Mortgage Corp., Gtd. Mtg. Pass-Through
 Participation Certificates, 7.50%, 2/1/32                18,180,340    19,180,455
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Participation Certificates:
 10.50%, 5/1/20                                            1,150,595     1,335,363
 11.50%, 10/1/16                                           1,155,239     1,335,664
 11.50%, 1/1/18(6)                                             7,284         8,431
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Pass-Through Certificates:
 8.50%, 8/1/31                                            12,875,198    13,780,765
 10%, 4/1/20-5/1/20                                        1,223,548     1,405,315
 12%, 6/1/17                                               2,263,497     2,640,049
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through Certificates:
 Series 2298, Cl. PC, 6.50%, 10/15/26                     15,000,000    15,519,963
 Series 2347, Cl. PD, 6.50%, 8/15/31                      15,413,000    16,340,773
 Series 2368, Cl. PN, 6.50%, 7/15/28                      12,500,000    13,074,979
 Series 2410, Cl. NE, 6.50%, 9/15/30                      25,000,000    26,278,697
 Series 2413, Cl. MH, 6.50%, 2/15/32                      25,000,000    26,389,825
 Series 2423, Cl. PD, 6.50%, 11/15/30                     13,700,000    14,406,786
 Series 2430, Cl. GD, 6.50%, 11/15/30                     25,000,000    26,282,057
 Series 2430, Cl. ND, 6.50%, 1/15/31                      25,000,000    26,289,175
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security:
 Series 192, Cl. IO, (26.34)%, 2/1/28(7)                 173,102,958    21,340,349
 Series 194, Cl. IO, (25.47)%, 4/1/28(7)                  88,669,197    11,665,541
 Series 197, Cl. IO, (14.91)%, 4/1/28(7)                 104,026,356    15,148,838
 Series 199, Cl. IO, (24.67)%, 8/1/28(7)                 219,965,458    29,214,162
 Series 202, Cl. IO, (23.55)%, 4/1/29(7)                 129,743,581    17,941,105
 Series 203, Cl. IO, (26.25)%, 6/15/29(7)                 34,296,195     4,705,009
 Series 204, Cl. IO, (5.966)%, 5/15/29(7)                  1,719,700       256,343
 Series 205, Cl. IO, (32.26)%, 9/15/29(7)                  4,360,613       588,683
 Series 206, Cl. IO, (26.85)%, 12/15/29(7)                13,993,071     1,854,082

13    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 FHLMC/FNMA/Sponsored Continued
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security: Continued
 Series 207, Cl. IO, (34.05)%, 4/15/30(7)             $   27,375,064 $   3,336,336
 Series 208, Cl. IO, (29.85)%, 6/1/30(7)                  19,170,633     2,378,357
 Series 212, Cl. IO, (13.61)%, 5/1/31(7)                  21,088,548     2,919,446
 Series 214, Cl. IO, (29.74)%, 6/1/31(7)                  13,527,178     1,781,783
 Series 217, Cl. IO, (27.53)%, 2/1/32(7)                  17,836,540     2,391,211
 Series 2084, Cl. YI, (99.999)%, 8/15/28(7)                1,921,323         5,404
 Series 2099, Cl. YI, (99.999)%, 11/15/28(7)               4,468,372        33,513
 Series 2333, Cl. IO, (58.39)%, 11/15/27(7)               11,807,950       656,817
 Series 2410, Cl. PI, (28.42)%, 2/15/26(7)                12,210,713       419,743
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 11/25/32(6)                                         698,100,000   715,116,188
 6.50%, 1/1/29                                             3,130,911     3,250,231
 6.50%, 11/25/32(6)                                    1,399,100,000 1,447,631,981
 7%, 9/1/29-12/1/29                                        4,356,462     4,551,726
 7%, 11/25/32(6)                                         222,200,000   231,990,576
 9.50%, 4/1/20-3/15/21                                       547,678       612,510
 10.50%, 10/1/19                                             514,055       597,367
 11%, 10/15/15-2/1/26                                      1,626,340     1,896,172
 15%, 4/15/13                                              1,011,903     1,244,923
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations:
 Trust 2001-38, Cl. CD, 6.50%, 5/25/29(1)                  9,897,109    10,224,951
 Trust 2001-50, Cl. LD, 6.50%, 5/25/30                    11,012,000    11,596,661
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                     4,045,000     4,252,536
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Interest-Only Stripped
 Mtg.-Backed Security:
 Trust 294, Cl. 2, (38.62)%, 2/1/28(7)                       346,477        46,558
 Trust 299, Cl. 2, (24.28)%, 5/1/28(7)                    24,783,180     3,155,983
 Trust 313, Cl. 2, (29.93)%, 6/25/31(7)                   85,610,978    11,049,167
 Trust 2001-T3, Cl. IO, 7.137%, 2/25/29(1,7)              83,381,314     1,771,853
 Trust 2001-T4, Cl. IO, 7.137%, 7/25/28(1,7)             134,377,104     3,023,485
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real
 Estate Mtg. Investment Conduit Pass-Through
 Certificates, Principal-Only Stripped
 Mtg.-Backed Security, Trust 1999-27,
 Cl. PO, 105.85%, 6/25/29(8)                               5,845,475     5,445,425
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn., Interest-Only Securities,
 Trust 2001-T10, Cl. IO, 67.708%, 12/25/31(1,7)          820,210,736    10,252,634
                                                                    ---------------
                                                                     2,788,615,946

-----------------------------------------------------------------------------------
 GNMA/Guaranteed--1.2%
 Government National Mortgage Assn.:
 7%, 1/15/28-1/20/30                                      26,961,410    28,322,927
 8%, 1/15/28-9/15/28                                      12,630,521    13,578,360
 12.50%, 12/15/13-11/15/15                                 5,486,771     6,541,889
 13%, 10/15/15                                             8,124,900     9,777,016
 13.50%, 6/15/15                                          10,278,315    12,458,923
                                                                    ---------------
                                                                        70,679,115

14    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Private--12.6%
-----------------------------------------------------------------------------------
 Agricultural--0.0%
 Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
 Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates:
 Series 1992-2, Cl. B2, 3.258%, 1/15/03(1,2)             $   539,902 $     448,456
 Series 1992-2, Cl. B3, 5.258%, 4/15/09(1,2)               2,052,430     1,498,274
                                                                    ---------------
                                                                         1,946,730

-----------------------------------------------------------------------------------
 Commercial--8.9%
 AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg.
 Pass-Through Certificates:
 Series 1997-C1, Cl. G, 7%, 6/17/29(5)                     1,550,000     1,480,886
 Series 1997-C1, Cl. H, 7%, 6/17/29(5)                     1,600,000     1,461,875
-----------------------------------------------------------------------------------
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1995-MD4, Cl. A4, 7.384%, 8/13/29                  5,000,000     5,504,456
 Series 1995-MD4, Cl. A5, 7.384%, 8/13/29                 20,000,000    21,884,332
 Series 1996-D2, Cl. A3, 7.50%, 2/14/29(2)                11,767,000    12,704,683
 Series 1996-MD6, Cl. A7, 7.963%, 11/13/29(2)             18,860,000    18,783,381
 Series 1997-D4, Cl. B1, 7.525%, 4/14/29                  11,875,000    10,691,336
 Series 1997-D4, Cl. B2, 7.525%, 4/14/29                  24,582,312    20,862,317
 Series 1997-D4, Cl. B3, 7.525%, 4/14/29                   5,532,925     4,418,559
 Series 1997-D5, Cl. B1, 6.93%, 2/14/43                    7,700,000     3,718,258
 Series 1997-D5, Cl. B2, 6.93%, 2/14/43(2)                21,050,000     4,736,250
 Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                  7,000,000     7,850,661
-----------------------------------------------------------------------------------
 CBA Mortgage Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1993-C1, Cl. E, 6.72%, 12/25/03(5)                 2,609,000     2,604,516
 Series 1993-C1, Cl. F, 6.72%, 12/25/03(5)                14,300,000    14,221,797
-----------------------------------------------------------------------------------
 Chase Commercial Mortgage Securities
 Corp., Commercial Mtg. Obligations Sub.
 Bonds, Series 1997-2, Cl. F, 6.60%, 12/12/29(5)          10,000,000     9,148,495
-----------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp., Collateralized Mtg.
 Obligations, Series 1996-C2, Cl. F, 7.967%, 9/15/23(2,5)  2,500,000     2,589,062
-----------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Commercial Mtg.
 Interest-Only Certificates, Series
 2002-C KP1, Cl. AX, 12.062%, 12/15/35(1,7)              419,965,112     6,029,859
-----------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Commercial Mtg.
 Pass-Through Certificates, Series 1998-C1,
 Cl. F, 6%, 5/17/40(5)                                     5,500,000     3,444,920
-----------------------------------------------------------------------------------
 DLJ Commercial Mortgage Corp., Commercial Mtg.
 Pass-Through Certificates:
 Series 1999-STF1, Cl. B6, 3.923%, 7/5/08(1,2)             3,079,597     2,907,140
 Series 1999-STF1, Cl. B6, 3.923%, 7/5/08(1)              55,709,338        55,709
-----------------------------------------------------------------------------------
 DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations,
 Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30(1)            36,400,000    19,229,428
-----------------------------------------------------------------------------------
 FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
 Series 1994-C1, Cl. 2D, 8.70%, 9/25/25(1)                   974,571       949,750
 Series 1994-C1, Cl. 2E, 8.70%, 9/25/25(1)                 2,500,000     2,442,970
 Series 1994-C1, Cl. 2G, 8.70%, 9/25/25(1)                 4,870,000     4,761,185
-----------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates:
 Series 1997-CHL1, Cl. D, 8.126%, 4/29/39(1,2)             8,500,000     8,684,612
 Series 1997-CHL1, Cl. E, 8.126%, 4/29/39(1,2)            14,500,000    12,524,375
-----------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust, Commercial
 Mtg. Pass-Through Certificates:
 Series 1997-C2, Cl. F, 7.50%, 11/18/29                   11,775,000    10,592,900
 Series 1997-C2, Cl. G, 7.50%, 11/18/29                    2,000,000     1,745,625

15    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Commercial Continued
 First Union-Lehman Brothers Commercial Mortgage
 Trust, Interest-Only Stripped Mtg.-Backed Security,
 Series 1998-C2, 9.028%, 5/18/28(7)                     $111,172,590 $   3,315,636
-----------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Sub. Collateralized Mtg. Obligations, Series 1997-C1,
 Cl. F, 7%, 12/18/14(5)                                   21,000,000    18,626,750
-----------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Interest-Only Gtd.
 Real Estate Mtg. Investment Conduit Pass-Through
 Certificates:
 Series 1999-5, Cl. S, (22.908)%, 5/25/29(1,7)           362,122,420     2,263,265
 Series 1999-11, Cl. S, (22.518)%, 7/25/29(1,7)          459,963,021     2,731,030
-----------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc.,
 Interest-Only Stripped Mtg.-Backed Security
 Pass-Through Certificates, Series 1997-C1,
 Cl. X, 8.324%, 7/15/27(7)                               149,546,048     9,276,528
-----------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc.,
 Mtg. Pass-Through Certificates:
 Series 1997-C1, Cl. G, 7.414%, 7/15/29                   19,440,000    17,005,018
 Series 1997-C2, Cl. F, 6.75%, 4/15/29                    17,785,500    10,666,437
-----------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage Finance Corp., Commercial Interest-Only Mtg.
 Obligations,
 Series 1999-PLS1, Cl. X, 14.004%, 2/15/32(1,7)          129,315,109     2,327,672
-----------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage Finance Corp., Commercial Mtg. Obligations,
 Series 2000-C9,
 Cl. A2, 7.77%, 10/15/32                                  10,700,000    12,745,693
-----------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage Finance Corp., Commercial Mtg. Pass-Through
 Certificates,
 Series 1995-C1, Cl. E, 9.274%, 7/25/10(1,2)               5,422,900     5,826,228
-----------------------------------------------------------------------------------
 LB Commercial Mortgage Trust, Commercial Mtg.
 Pass-Through Certificates, Series 1999-C2,
 Cl. C, 7.47%, 10/15/32                                    8,429,000     9,864,075
-----------------------------------------------------------------------------------
 LB-UBS Commercial Mortgage Trust,
 Commercial Mtg. Pass-Through
 Certificates, Series 2000-C3, Cl. A2, 7.95%, 1/15/10     10,000,000    12,101,347
-----------------------------------------------------------------------------------
 Lehman Structured Securities Corp.,
 Collateralized Mtg. Obligations,
 Series 2002-GE1, Cl. A, 6%, 7/26/24(1)                    7,852,089     7,731,854
-----------------------------------------------------------------------------------
 Merrill Lynch Mortgage Investors, Inc.,
 Mtg. Pass-Through Certificates,
 Series 1995-C2, Cl. D, 7.766%, 6/15/21(2)                 1,472,579     1,617,811
-----------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial
 Mtg. Pass-Through Certificates:
 Series 1996-C1, Cl. E, 7.428%, 2/15/28(1,2)               9,365,000     9,428,641
 Series 1996-C1, Cl. F, 7.428%, 2/15/28(2,5)              13,360,980    11,853,714
 Series 1997-HF1, Cl. F, 6.86%, 2/15/10(5)                 3,475,000     3,376,812
 Series 1997-HF1, Cl. G, 6.86%, 5/15/11(5)                 4,638,000     4,051,380
 Series 1997-RR, Cl. D, 7.741%, 4/30/39(2,5)               2,950,159     2,803,112
 Series 1997-RR, Cl. E, 7.723%, 4/30/39(2,5)               9,200,496     7,608,969
 Series 1997-RR, Cl. F, 7.494%, 4/30/39(2,5)              30,801,659    21,463,751
 Series 1997-XL1, Cl. G, 7.695%, 10/3/30(5)               14,358,000    14,069,517
 Series 1998-HF1, Cl. F, 7.18%, 12/15/09(5)                7,000,000     7,043,210
 Series 1998-XL1, Cl. H, 7.141%, 6/3/30(1,2)              10,000,000     9,642,300
-----------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Sub. Bonds,
 Series 1995-GAL1,
 Cl. E, 8.25%, 8/15/05(1)                                  4,508,287     4,653,995
-----------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial
 Mtg. Pass-Through Certificates:
 Series 1996-MC1, Cl. G, 7.15%, 6/15/06(1)                11,700,000    11,784,094
 Series 1996-MC2, Cl. F, 5.75%, 12/21/26                   8,500,000     8,069,688
 Series 1997-MC1, Cl. F, 7.452%, 5/20/07(5)                2,939,000     2,858,412
-----------------------------------------------------------------------------------
 Multi-Family Capital Access One, Inc.,
 Commercial Mtg. Obligations,
 Series 1, Cl. D, 10.246%, 1/15/24(1,3)                    3,576,000     3,003,840
-----------------------------------------------------------------------------------
 Norwest Asset Securities Corp.,
 Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates,
 Series 1998-23, Cl. A4, 6.75%, 10/25/28                   7,629,464     7,703,126

16    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Commercial Continued
 PNC Mortgage Acceptance Corp.,
 Commercial Mtg. Obligations,
 Series 2001-C1, Cl. A2, 6.36%, 3/12/34                  $10,000,000 $  10,900,000
-----------------------------------------------------------------------------------
 PNC Mortgage Securities Corp.,
 Collateralized Mtg. Obligations
 Pass-Through Certificates, Series
 1998-12, Cl. 1A2, 5.75%, 1/25/29                         25,000,000    25,595,800
-----------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial
 Mtg. Pass-Through Certificates,
 Series 1994-C1, Cl. E, 8%, 6/25/26                        1,897,316     1,898,502
-----------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities
 VII, Inc., Commercial Mtg.
 Pass-Through Certificates,
 Series 1996-C1, Cl. F, 8.493%, 1/20/28(2)                 9,632,000     9,337,020
-----------------------------------------------------------------------------------
 Strategic Hotel Capital, Inc.,
 Commercial Mtg. Obligations,
 Series 2001-SCH1, Cl. E, 4.026%, 4/17/06(1,2)             1,995,826     1,846,139
-----------------------------------------------------------------------------------
 Structured Asset Securities Corp.,
 Commercial Mtg. Obligations,
 Series 1995-C4, Cl. E, 8.963%, 6/25/26(2,5)               3,483,469     3,481,263
                                                                    ---------------
                                                                       514,601,966

-----------------------------------------------------------------------------------
 Multifamily--0.3%
 ABN Amro Mortgage Corp., Multiclass Mtg.
 Pass-Through Certificates,
 Series 2001-8, Cl. 2A1, 6.50%, 1/25/32                   15,596,383    15,890,765
-----------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg.
 Pass-Through Certificates:
 Series 1993-11, Cl. B1, 6.25%, 2/25/09                      566,636       575,597
 Series 1993-11, Cl. B3, 6.25%, 2/25/09(1)                   303,563       118,390
-----------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc.,
 Commercial Mtg. Pass-Through
 Certificates, Series 1997-C1, Cl. F, 6.85%, 2/15/20(1)    1,320,000     1,306,800
                                                                    ---------------
                                                                        17,891,552

-----------------------------------------------------------------------------------
 Residential--3.4%
 Bank of America Mortgage Securities,
 Inc., Mtg. Pass-Through
 Certificates, Series 1999-7, Cl. A21, 6.50%, 7/25/29     12,401,000    12,739,361
-----------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc.,
 Collateralized Mtg. Obligations:
 Series 2001-6, Cl. A2, 6.50%, 5/25/29                     4,930,971     5,010,828
 Series 2001-6, Cl. A4, 6.50%, 5/25/29                    19,550,000    20,332,000
 Series 2001-12, Cl. 1A2, 6.50%, 8/25/31                   5,255,122     5,656,646
 Series 2001-13, Cl. 1A5, 6.50%, 8/25/31                   8,686,564     8,742,165
-----------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Sub.
 Collateralized Mtg. Obligations:
 Series 1993-5, Cl. B3, 7%, 4/25/23(5)                       571,331       551,520
 Series 1993-5, Cl. B4, 7%, 4/25/23(1)                       389,282       237,462
-----------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg.
 Pass-Through Certificates,
 Series 1993-12, Cl. B1, 6.625%, 2/25/24                   2,288,565     2,349,818
-----------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc.,
 Collateralized Mtg. Obligations:
 Series 1994-3, Cl. A12, 6.50%, 1/25/24                   13,971,626    14,499,404
 Series 1998-24, Cl. A3, 6.25%, 1/25/29                    2,092,884     2,113,279
-----------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc.,
 Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through
 Certificates, Series 1998-24,
 Cl. A1, 6.25%, 1/25/29                                    1,000,099     1,001,074
-----------------------------------------------------------------------------------
 Imperial CMB Trust, Collateralized Mtg.
 Obligations, Trust 1998-1,
 Cl. B, 7.25%, 11/25/29(1)                                 1,164,217     1,167,127
-----------------------------------------------------------------------------------
 Lehman Structured Securities Corp.,
 Collateralized Interest-Only Mtg.
 Pass-Through Certificates, Series
 2001-GE9, Cl. A, 6%, 1/25/31(1,7)                        83,110,336     4,986,620

17    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Residential Continued
 Lehman Structured Securities Corp.,
 Collateralized Mtg. Obligations,
 Series 2001-GE4, Cl. A, 6.542%, 10/25/30(2)          $   27,073,445 $  27,234,194
-----------------------------------------------------------------------------------
 Norwest Asset Securities Corp.,
 Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 1998-33, Cl. A1, 6.25%, 1/25/29                      812,923       816,138
 Series 1999-18, Cl. A17, 6.75%, 7/25/29                  15,000,000    15,804,483
 Series 1999-20, Cl. A13, 6.75%, 8/25/29                   1,216,480     1,218,651
-----------------------------------------------------------------------------------
 Residential Accredit Loans, Inc.,
 Collateralized Mtg. Obligations,
 Mtg. Asset-Backed Pass-Through
 Certificates, Series 1997-QS8,
 Cl. M3, 7.50%, 8/25/27                                    3,040,512     3,128,580
-----------------------------------------------------------------------------------
 Residential Funding Mortgage Securities
 I, Inc., Collateralized Mtg.
 Obligations, Series 1993-S31, Cl. A5, 7%, 9/25/23         4,179,396     4,207,628
-----------------------------------------------------------------------------------
 Residential Funding Mortgage Securities
 I, Inc., Collateralized Mtg.
 Pass-Through Certificates, Series 2001-S8,
 Cl. A7, 7%, 4/25/31                                       9,235,521     9,328,107
-----------------------------------------------------------------------------------
 Ryland Mortgage Securities Corp. Sub.
 Bonds, Series 1993-3, Cl. B2,
 6.713%, 8/25/08                                             419,491       434,298
-----------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII,
 Inc., Collateralized Mtg. Obligations:
 Series 2000-UP1, Cl. A2, 8%, 9/25/30                      8,977,276     9,521,842
 Series 2001-UP2, Cl. AF2, 7.25%, 10/25/31                 8,753,341     9,157,644
-----------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities
 VII, Inc., Commercial Mtg.
 Pass-Through Certificates,
 Series 1996-B, Cl. 1, 7.054%, 4/25/26(1,2)                9,960,796     8,062,019
-----------------------------------------------------------------------------------
 Salomon Smith Barney RV Trust,
 Recreational Vehicles Mtg. Obligations,
 Series 2001-1, Cl. B, 6.64%, 4/15/18                      2,500,000     2,557,813
-----------------------------------------------------------------------------------
 Structured Asset Securities Corp.,
 Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 2001-2, Cl. 1A1, 6.50%, 3/25/31                    5,163,178     5,194,880
 Series 2001-9, Cl. 3A7, 6.75%, 6/25/31                   14,000,000    14,960,684
-----------------------------------------------------------------------------------
 Vendee Mortgage Trust, Interest-Only
 Stripped Mtg.-Backed Security:
 Series 1992-2, Cl. IO, (3.317)%, 9/15/22(1,7)            60,795,198     1,143,497
 Series 1995-2B, Cl. 2IO, (8.041)%, 6/15/25(1,7)           5,430,668        99,816
 Series 1995-3, Cl. 1IO, (9.002)%, 9/15/25(1,7)          165,749,849     1,220,996
-----------------------------------------------------------------------------------
 Washington Mutual Mortgage Loan Trust,
 Commercial Mtg. Obligations,
 Series 2001-S9, Cl. A12, 6.75%, 9/25/31                   1,875,867     1,875,291
                                                                    ---------------
                                                                       195,353,865
                                                                    ---------------
 Total Mortgage-Backed Obligations (Cost $3,717,283,022)             3,589,089,174

===================================================================================
 U.S. Government Obligations--7.4%
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., 4.75%, 1/15/13 [EUR]    8,015,000     7,923,601
-----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 3.875%, 2/15/05                                          35,200,000    36,574,173
 4.875%, 3/15/07                                           2,000,000     2,154,772
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn. Nts., 5.125%, 2/13/04     5,000,000     5,228,750
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn. Sr. Unsec.
 Nts., 2.125%, 10/9/07 [JPY]                           3,610,000,000    31,743,922
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec.
 Nts., 1.75%, 3/26/08 [JPY]                            4,340,000,000    38,091,753
-----------------------------------------------------------------------------------
 Resolution Funding Corp. Federal Book
 Entry Principal Strips, 6.22%, 1/15/21                   40,000,000    14,934,800
-----------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 5.375%, 2/15/31                                          20,000,000    22,231,260
 6.125%, 11/15/27(10)                                     50,800,000    60,396,476

18    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 U.S. Treasury Bonds: Continued
 6.25%, 5/15/30                                          $16,100,000 $  19,648,295
 9.25%, 2/15/16(10)                                       57,000,000    85,764,993
 STRIPS, 5.91%, 11/15/24(9)                              130,490,000    41,644,709
 STRIPS, 16.67%, 5/15/13(9)                               18,600,000    11,948,528
 STRIPS, 29.06%, 5/15/17(9)                               20,000,000     9,882,200
-----------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 3.25%, 8/15/07                                            3,825,000     3,943,636
 4.375%, 5/15/07                                             640,000       690,975
 4.875%, 2/15/12                                           1,005,000     1,107,581
 5.625%, 5/15/08                                          10,000,000    11,429,690
 6%, 8/15/09                                               6,545,000     7,665,576
 6.50%, 2/15/10                                           13,300,000    16,054,563
                                                                    ---------------
 Total U.S. Government Obligations (Cost $389,804,046)                 429,060,253

===================================================================================
 Foreign Government Obligations--22.2%
-----------------------------------------------------------------------------------
 Argentina--0.6%
 Argentina (Republic of) Bonds:
 11.375%, 3/15/10(1,3,4)                                  18,760,000     3,845,800
 11.75%, 6/15/15(3)                                       37,086,000     7,973,490
 Series 2008, 7%, 12/19/08(3)                             11,777,000     2,561,498
 Series 2018, 3.063%, 6/19/18(3,4)                        30,420,731     5,627,835
-----------------------------------------------------------------------------------
 Argentina (Republic of) Global Unsec. Unsub. Bonds,
 Series BGL5, 11.375%, 1/30/17(3,4)                        2,290,000       492,350
-----------------------------------------------------------------------------------
 Argentina (Republic of) Par Bonds, 5.984%, 3/31/23(3,4)   5,450,000     2,479,750
-----------------------------------------------------------------------------------
 Argentina (Republic of) Unsec. Bonds, 12.375%,
 2/21/12(3)                                               10,384,000     2,128,720
-----------------------------------------------------------------------------------
 Argentina (Republic of) Unsec. Unsub.
 Bonds, 11.75%, 4/7/09(1,3,4)                             26,590,000     5,716,850
-----------------------------------------------------------------------------------
 Argentina (Republic of) Unsub. Bonds,
 Series 2031, 2.79%, 6/19/31(3)                           20,146,360     3,727,077
-----------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds,
 Bonos de Consolidacion de Deudas,
 Series PBA1, 3.257%, 4/1/07(1,3) [ARP]                    1,417,364       170,514
                                                                    ---------------
                                                                        34,723,884

-----------------------------------------------------------------------------------
 Australia--0.2%
 Australia (Commonwealth of) Bonds, Series
 808, 8.75%, 8/15/08 [AUD]                                18,620,000    11,932,285
-----------------------------------------------------------------------------------
 Austria--0.5%
 Austria (Republic of) Bonds:
 3.40%, 10/20/04 [EUR]                                     6,795,000     6,752,434
 4.30%, 7/15/03 [EUR]                                      3,750,000     3,733,921
 6.25%, 7/15/27 [EUR]                                      3,505,000     4,056,334
-----------------------------------------------------------------------------------
 Austria (Republic of) Nts., 5.50%, 10/20/07 [EUR]        13,495,000    14,349,728
                                                                    ---------------
                                                                        28,892,417

-----------------------------------------------------------------------------------
 Belgium--0.5%
 Belgium (Kingdom of) Bonds:
 5.50%, 3/28/28 [EUR]                                      4,053,000     4,267,545
 Series 26, 6.25%, 3/28/07 [EUR]                          16,125,000    17,563,437
-----------------------------------------------------------------------------------
 Belgium (Kingdom of) Debs., 7.25%, 4/29/04 [EUR]          7,765,000     8,153,784
                                                                    ---------------
                                                                        29,984,766

19    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Belize--0.1%
 Belize (Government of) Bonds, 9.50%, 8/15/12            $ 4,030,000 $   3,999,775
-----------------------------------------------------------------------------------
 Brazil--1.2%
 Brazil (Federal Republic of) Bonds:
 8.875%, 4/15/24                                          37,148,000    14,952,070
 Series 15 yr., 3.125%, 4/15/09(2)                         9,923,529     5,185,044
-----------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Capitalization Bonds,
 Series 20 yr., 8%, 4/15/14                               29,503,352    14,604,159
-----------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Conversion Bonds:
 Series 18 yr., 3.125%, 4/15/12(2)                        12,050,000     4,774,813
 Series D, 3.125%, 4/15/12(2)                             20,680,000     8,194,450
-----------------------------------------------------------------------------------
 Brazil (Federal Republic of) Unsec.
 Unsub. Bonds, 11%, 8/17/40                               43,379,200    19,195,296
                                                                    ---------------
                                                                        66,905,832

-----------------------------------------------------------------------------------
 Bulgaria--0.1%
 Bulgaria (Republic of) Interest Arrears Debs.,
 Series PDI, 2.688%, 7/28/11(2)                            7,177,030     6,333,729
-----------------------------------------------------------------------------------
 Canada--0.2%
 Canada (Government of) Bonds, 5.50%, 6/1/09 [CAD]        14,393,000     9,598,449
-----------------------------------------------------------------------------------
 Chile--0.3%
 Chile (Republic of) Nts., 7.125%, 1/11/12                13,790,000    15,043,208
-----------------------------------------------------------------------------------
 Colombia--0.9%
 Colombia (Republic of) Bonds:
 9.75%, 4/23/09                                            2,950,000     2,396,875
 10%, 1/23/12                                             13,535,000    10,997,187
-----------------------------------------------------------------------------------
 Colombia (Republic of) Nts.:
 8.625%, 4/1/08                                           11,445,000     9,184,612
 10.50%, 7/9/10                                            4,905,000     4,046,625
-----------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Unsub. Bonds:
 8.375%, 2/15/27                                          10,445,000     6,397,563
 11.75%, 2/25/20                                           4,844,000     3,959,970
-----------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Unsub. Nts.:
 11.375%, 1/31/08 [EUR]                                   18,715,000    14,958,668
 11.50%, 5/31/11 [EUR]                                     1,780,000     1,373,915
                                                                    ---------------
                                                                        53,315,415

-----------------------------------------------------------------------------------
 Dominican Republic--0.2%
 Dominican Republic Unsec. Unsub. Bonds, 9.50%, 9/27/06   10,475,000    11,024,937
-----------------------------------------------------------------------------------
 Ecuador--0.5%
 Ecuador (Republic of) Unsec. Bonds, 6%, 8/15/30(2)       78,890,000    29,189,300
-----------------------------------------------------------------------------------
 El Salvador--0.2%
 El Salvador (Republic of) Unsec. Nts., 8.50%, 7/25/11(5) 10,895,000    11,793,838
-----------------------------------------------------------------------------------
 France--1.5%
 France (Government of) Obligations Assimilables
 du Tresor Bonds:
 5%, 7/25/12 [EUR]                                         7,057,000     7,316,180
 5.75%, 10/25/32 [EUR]                                     4,350,000     4,859,192
-----------------------------------------------------------------------------------
 France (Government of) Treasury Nts.:
 3.50%, 7/12/04 [EUR]                                     27,320,000    27,212,795
 3.75%, 1/12/07 [EUR]                                     50,655,000    50,416,528
                                                                    ---------------
                                                                        89,804,695

20    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Germany--1.5%
 Germany (Republic of) Bonds:
 5.50%, 1/4/31 [EUR]                                       4,450,000 $   4,806,943
 Series 01, 5%, 7/4/11 [EUR]                               6,335,000     6,599,594
 Series 139, 4%, 2/16/07 [EUR]                            49,197,000    49,379,889
-----------------------------------------------------------------------------------
 Treuhandanstalt Gtd. Nts., 6.75%, 5/13/04 [EUR]          25,722,000    26,854,800
                                                                    ---------------
                                                                        87,641,226

-----------------------------------------------------------------------------------
 Great Britain--0.6%
 United Kingdom Treasury Bonds, 5.75%, 12/7/09 [GBP]      21,895,000    37,506,862
-----------------------------------------------------------------------------------
 Greece--0.3%
 Greece (Republic of) Bonds, 5.35%, 5/18/11 [EUR]          9,100,000     9,487,661
-----------------------------------------------------------------------------------
 Greece (Republic of) Sr. Unsub. Bonds,
 4.65%, 4/19/07 [EUR]                                      6,600,000     6,771,820
                                                                    ---------------
                                                                        16,259,481

-----------------------------------------------------------------------------------
 Guatemala--0.1%
 Guatemala (Republic of) Nts., 10.25%, 11/8/11(1)          2,910,000     3,353,775
-----------------------------------------------------------------------------------
 Italy--0.8%
 Italy (Republic of) Treasury Bonds,
 Buoni del Tesoro Poliennali:
 0.375%, 10/10/06 [JPY]                                1,445,000,000    11,937,215
 5.25%, 8/1/11 [EUR]                                      10,850,000    11,370,728
 6%, 5/1/31 [EUR]                                         11,715,000    13,187,267
-----------------------------------------------------------------------------------
 Italy (Republic of) Treasury Nts.,
 Cert Di Credito Del Tesoro,
 4.20%, 10/1/02(2) [EUR]                                  11,700,000    11,559,641
                                                                    ---------------
                                                                        48,054,851

-----------------------------------------------------------------------------------
 Ivory Coast--0.1%
 Ivory Coast (Government of) Front
 Loaded Interest Reduction Bonds,
 2%, 3/29/18(1,3,4)                                           87,000        16,285
-----------------------------------------------------------------------------------
 Ivory Coast (Government of) Past Due Interest Bonds,
 Series F, 1.905%, 3/29/18(1,3,4) [FRF]                   93,959,750     3,061,339
                                                                    ---------------
                                                                         3,077,624

-----------------------------------------------------------------------------------
 Mexico--1.3%
 United Mexican States Bonds:
 8.30%, 8/15/31                                           12,220,000    11,883,950
 11.50%, 5/15/26                                          27,410,000    34,605,125
-----------------------------------------------------------------------------------
 United Mexican States Nts.:
 7.50%, 1/14/12                                           20,044,000    20,319,605
 8.375%, 1/14/11                                          10,855,000    11,452,025
                                                                    ---------------
                                                                        78,260,705

-----------------------------------------------------------------------------------
 Nigeria--0.1%
 Nigeria (Federal Republic of) Promissory
 Nts., Series RC, 5.092%, 1/5/10(3,4)                      8,377,271     4,033,723
-----------------------------------------------------------------------------------
 Norway--0.1%
 Norway (Government of) Bonds, 5.50%, 5/15/09 [NOK]       46,495,000     6,110,829
-----------------------------------------------------------------------------------
 Panama--0.6%
 Panama (Republic of) Bonds:
 9.375%, 4/1/29                                            9,460,000     9,625,550
 10.75%, 5/15/20                                           3,750,000     3,778,125

21    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Panama Continued
 Panama (Republic of) Interest Reduction
 Bonds, 5%, 7/17/14(2)                                 $   9,048,859 $   7,533,175
-----------------------------------------------------------------------------------
 Panama (Republic of) Nts., 8.25%, 4/22/08                 3,839,000     3,695,037
-----------------------------------------------------------------------------------
 Panama (Republic of) Past Due Interest
 Debs., 2.75%, 7/17/16(2)                                 15,005,133    10,541,106
                                                                    ---------------
                                                                        35,172,993

-----------------------------------------------------------------------------------
 Peru--0.8%
 Peru (Republic of) Sr. Nts., Zero Coupon,
 4.53%, 2/28/16(9)                                        98,374,428    46,540,942
-----------------------------------------------------------------------------------
 Philippines--1.4%
 Philippines (Republic of) Bonds, 9.375%, 1/18/17         12,665,000    12,965,794
-----------------------------------------------------------------------------------
 Philippines (Republic of) Nts., 10.625%, 3/16/25         13,700,000    14,282,250
-----------------------------------------------------------------------------------
 Philippines (Republic of) Unsec. Bonds:
 8.875%, 4/15/08                                           5,910,000     6,242,437
 9.875%, 1/15/19                                          46,354,000    46,122,230
                                                                    ----------------
                                                                        79,612,711

-----------------------------------------------------------------------------------
 Russia--3.0%
 Russian Federation Unsec. Unsub. Nts.:
 8.75%, 7/24/05                                           12,380,000    13,184,700
 10%, 6/26/07                                              6,820,000     7,399,700
 12.75%, 6/24/28                                          14,630,000    17,815,287
-----------------------------------------------------------------------------------
 Russian Federation Unsub. Nts., 5%, 3/31/30(2)          118,770,250    83,807,258
-----------------------------------------------------------------------------------
 Russian Ministry of Finance Debs., Series V, 3%, 5/14/08 70,605,000    49,550,589
                                                                    ---------------
                                                                       171,757,534

-----------------------------------------------------------------------------------
 South Africa--0.5%
 South Africa (Republic of) Unsec. Nts.:
 7.375%, 4/25/12                                          23,680,000    25,012,000
 8.50%, 6/23/17                                            4,480,000     4,832,800
                                                                    ---------------
                                                                        29,844,800

-----------------------------------------------------------------------------------
 Spain--0.9%
 Spain (Kingdom of) Bonds, Bonos y
 Obligacion del Estado, 5.75%,
 7/30/32 [EUR]                                            10,280,000    11,338,353
-----------------------------------------------------------------------------------
 Spain (Kingdom of) Gtd. Bonds, Bonos
 y Obligacion del Estado,
 5.40%, 7/30/11 [EUR]                                     36,305,000    38,487,110
                                                                    ---------------
                                                                        49,825,463

-----------------------------------------------------------------------------------
 Supranational--0.2%
 European Investment Bank Nts., 2.125%,
 9/20/07 [JPY]                                         1,165,000,000    10,428,922
-----------------------------------------------------------------------------------
 Sweden--0.1%
 Sweden (Kingdom of) Debs., Series 1040,
 6.50%, 5/5/08 [SEK]                                      51,425,000     6,053,315
-----------------------------------------------------------------------------------
 The Netherlands--0.8%
 The Netherlands (Government of) Bonds:
 5%, 7/15/11 [EUR]                                         5,575,000     5,778,098
 5.50%, 1/15/28 [EUR]                                      4,315,000     4,617,190
 5.75%, 1/15/04 [EUR]                                      7,999,000     8,172,615
 Series 1, 5.75%, 2/15/07 [EUR]                           16,600,000    17,769,100

22    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 The Netherlands Continued
 The Netherlands (Government of) Treasury
 Bills, Zero Coupon,
 3.13%, 2/28/03(9) [EUR]                                  11,140,000 $  10,871,986
                                                                    ---------------
                                                                        47,208,989

-----------------------------------------------------------------------------------
 Turkey--0.4%
 Turkey (Republic of) Bonds, 11.75%, 6/15/10               2,350,000     2,109,125
-----------------------------------------------------------------------------------
 Turkey (Republic of) Sr. Unsec. Unsub. Nts.,
 11.875%, 1/15/30                                         16,180,000    13,591,200
-----------------------------------------------------------------------------------
 Turkey (Republic of) Sr. Unsub. Bonds, 12.375%, 6/15/09   9,655,000     8,906,738
                                                                    ---------------
                                                                        24,607,063

-----------------------------------------------------------------------------------
 Ukraine--0.4%
 Ukraine (Republic of) Sr. Unsec. Nts., 11%, 3/15/07      23,029,440    24,178,033
-----------------------------------------------------------------------------------
 Uruguay--0.0%
 Banco Central Del Uruguay Nts., Series A,
 6.75%, 2/19/21(1)                                         2,870,000     1,772,225
-----------------------------------------------------------------------------------
 Venezuela--1.2%
 Venezuela (Republic of) Bonds, 9.25%, 9/15/27            48,085,000    32,096,737
-----------------------------------------------------------------------------------
 Venezuela (Republic of) Debs., Series DL,
 2.875%, 12/18/07(2)                                      33,800,356    25,603,769
-----------------------------------------------------------------------------------
 Venezuela (Republic of) Front-Loaded Interest Reduction Bonds:
 Series A, 2.688%, 3/31/07(2)                              7,582,690     5,630,148
 Series B, 2.688%, 3/31/07(2)                             10,247,394     7,608,690
                                                                    ---------------
                                                                        70,939,344
                                                                    ---------------
 Total Foreign Government Obligations (Cost $1,302,756,438)          1,284,783,940

===================================================================================
 Loan Participations--1.6%
-----------------------------------------------------------------------------------
 Algeria (Republic of) Loan Participation
 Nts., 2.625%, 3/4/10(1,2)                                26,446,712    23,289,636
-----------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesia Rupiah
 Loan Participation Nts.:
 2.636%, 5/21/04(3)                                        7,710,000     3,970,650
 2.636%, 3/25/05(3)                                        4,305,000     2,260,125
 2.636%, 12/14/13(1,3)                                    12,925,000     5,816,250
-----------------------------------------------------------------------------------
 Deutsche Bank AG, OAO Gazprom Loan Participation Nts.:
 9.50%, 2/19/03                                            8,935,000     9,038,646
 10%, 12/9/02(1)                                          16,680,000    16,785,084
-----------------------------------------------------------------------------------
 Russia (Government of) Debs., Series VI, 3%, 5/14/06     36,235,000    29,864,488
                                                                    ---------------
 Total Loan Participations (Cost $91,300,378)                           91,024,879

===================================================================================
 Corporate Bonds and Notes--32.5%
-----------------------------------------------------------------------------------
 Consumer Discretionary--10.3%
-----------------------------------------------------------------------------------
 Auto Components--0.8%
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(3,4)   3,475,000       799,250
-----------------------------------------------------------------------------------
 Collins & Aikman Floorcoverings, Inc.,
 9.75% Sr. Sub. Nts., 2/15/10(5)                           1,900,000     1,938,000
-----------------------------------------------------------------------------------
 Collins & Aikman Products Co., 10.75%
 Sr. Nts., 12/31/11                                        2,700,000     2,592,000
-----------------------------------------------------------------------------------
 Dana Corp.:
 9% Unsec. Nts., 8/15/11                                   6,100,000     5,749,250
 10.125% Sr. Nts., 3/15/10(5)                              3,500,000     3,430,000
-----------------------------------------------------------------------------------
 Delco Remy International, Inc., 11% Sr.
 Unsec. Sub. Nts., 5/1/09                                  2,700,000     1,741,500

23    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Auto Components Continued
 Dura Operating Corp.:
 8.625% Sr. Nts., Series B, 4/15/12                      $ 2,500,000 $   2,487,500
 9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                  7,600,000     6,985,305
 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                 5,050,000     4,683,875
-----------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co., 7.857% Nts., 8/15/11          1,000,000       835,280
-----------------------------------------------------------------------------------
 Hayes Lemmerz International, Inc., 11.875%
 Sr. Nts., 6/15/06(3,4,5)                                  2,000,000     1,230,000
-----------------------------------------------------------------------------------
 Metaldyne Corp., 11% Sr. Sub. Nts., 6/15/12(5)            5,500,000     4,757,500
-----------------------------------------------------------------------------------
 Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12                 9,100,000     9,327,500
                                                                    ---------------
                                                                        46,556,960

-----------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--2.8%
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08          4,875,000     1,243,125
-----------------------------------------------------------------------------------
 Aztar Corp., 9% Sr. Unsec. Sub. Nts., 8/15/11             4,000,000     4,120,000
-----------------------------------------------------------------------------------
 Boyd Gaming Corp., 8.75% Sr. Sub. Nts., 4/15/12           3,600,000     3,762,000
-----------------------------------------------------------------------------------
 Buffets, Inc., 11.25% Sr. Sub. Nts., 7/15/10(5)           2,200,000     2,255,000
-----------------------------------------------------------------------------------
 Capital Gaming International, Inc.,
 11.50% Promissory Nts., 8/1/1995(1,3,4)                      33,500            --
-----------------------------------------------------------------------------------
 Choctaw Resort Development Enterprise,
 9.25% Sr. Unsec. Nts., 4/1/09                             3,000,000     3,120,000
-----------------------------------------------------------------------------------
 Coast Hotels & Casinos, Inc., 9.50%
 Sr. Unsec. Sub. Nts., 4/1/09                              4,000,000     4,200,000
-----------------------------------------------------------------------------------
 Family Restaurants, Inc., 10.875% Sr.
 Sub. Disc. Nts., 2/1/04(1,3)                              4,800,000        54,000
-----------------------------------------------------------------------------------
 Florida Panthers Holdings, Inc., 9.875%
 Sr. Sub. Nts., 4/15/09                                    6,800,000     7,046,500
-----------------------------------------------------------------------------------
 Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07      6,000,000     6,540,000
-----------------------------------------------------------------------------------
 Hollywood Park, Inc., 9.25% Sr. Unsec.
 Sub. Nts., Series B, 2/15/07                              5,250,000     4,593,750
-----------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                 10,550,000    10,602,750
-----------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc.:
 8.75% Sr. Unsec. Nts., 4/15/09                            2,900,000     2,958,000
 9% Sr. Sub. Nts., 3/15/12                                 9,000,000     9,292,500
-----------------------------------------------------------------------------------
 John Q. Hammons Hotels, Inc., 8.875% Sr. Nts.,
 Series B, 5/15/12                                         3,100,000     2,999,250
-----------------------------------------------------------------------------------
 Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06              7,100,000     7,171,000
-----------------------------------------------------------------------------------
 Mandalay Resort Group:
 9.375% Sr. Sub. Nts., 2/15/10                             3,500,000     3,692,500
 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07             4,800,000     5,196,000
-----------------------------------------------------------------------------------
 MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11     5,100,000     5,304,000
-----------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority:
 8% Sr. Sub. Nts., 4/1/12                                  1,900,000     1,957,000
 8.125% Sr. Nts., 1/1/06                                   3,750,000     3,890,625
 8.375% Sr. Sub. Nts., 7/1/11                              1,600,000     1,648,000
 8.75% Sr. Unsec. Sub. Nts., 1/1/09                       12,450,000    13,041,375
-----------------------------------------------------------------------------------
 Park Place Entertainment Corp., 7.875%
 Sr. Sub. Nts., 3/15/10                                    7,000,000     7,105,000
-----------------------------------------------------------------------------------
 Penn National Gaming, Inc.:
 8.875% Sr. Sub. Nts., 3/15/10                             3,700,000     3,737,000
 11.125% Sr. Unsec. Sub. Nts., 3/1/08                      8,000,000     8,640,000
-----------------------------------------------------------------------------------
 Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1,3,4)        10,800,000            --
-----------------------------------------------------------------------------------
 Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(11)                         6,350,000     5,238,750
 9.75% Sr. Nts., 6/15/07                                   6,050,000     5,324,000

24    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Hotels, Restaurants & Leisure Continued
 Prime Hospitality Corp., 8.375% Sr. Sub. Nts., 5/1/12   $ 4,400,000 $   4,202,000
-----------------------------------------------------------------------------------
 Six Flags, Inc., 8.875% Sr. Nts., 2/1/10                  8,500,000     7,012,500
-----------------------------------------------------------------------------------
 Station Casinos, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 12/1/08                      4,500,000     4,657,500
 9.875% Sr. Unsec. Sub. Nts., 7/1/10                       3,500,000     3,771,250
-----------------------------------------------------------------------------------
 Sun International Hotels Ltd., 8.875% Sr.
 Sub. Unsec. Nts., 8/15/11(5)                              5,000,000     5,037,500
-----------------------------------------------------------------------------------
 Vail Resorts, Inc., 8.75% Sr. Unsec. Sub. Nts., 5/15/09   2,000,000     2,050,000
-----------------------------------------------------------------------------------
 Venetian Casino Resort LLC/Las Vegas
 Sands, Inc., 11% Bonds, 6/15/10(5)                        2,100,000     2,068,500
                                                                    ---------------
                                                                       163,531,375

-----------------------------------------------------------------------------------
 Household Durables--1.1%
 Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12          6,000,000     6,030,000
-----------------------------------------------------------------------------------
 D.R. Horton, Inc.:
 7.875% Sr. Nts., 8/15/11                                  2,900,000     2,805,750
 9.375% Sr. Unsec. Sub. Nts., 3/15/11                      2,100,000     2,031,750
 9.75% Sr. Sub. Nts., 9/15/10(12)                          2,325,000     2,295,937
-----------------------------------------------------------------------------------
 Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10      8,000,000     8,800,000
-----------------------------------------------------------------------------------
 Interface, Inc., 10.375% Sr. Nts., 2/1/10                 1,500,000     1,520,625
-----------------------------------------------------------------------------------
 K. Hovnanian Enterprises, Inc., 8.875%
 Sr. Sub. Nts., 4/1/12                                     4,800,000     4,296,000
-----------------------------------------------------------------------------------
 KB Home:
 7.75% Sr. Nts., 10/15/04                                  9,550,000     9,597,750
 8.625% Sr. Sub. Nts., 12/15/08                            2,050,000     2,029,500
 9.50% Sr. Unsec. Sub. Nts., 2/15/11                         700,000       714,000
-----------------------------------------------------------------------------------
 Metromedia International Group, Inc.,
 10.50% Sr. Unsec. Disc. Nts., 9/30/07(1,3)               32,856,482     6,735,579
-----------------------------------------------------------------------------------
 Salton, Inc.:
 10.75% Sr. Unsec. Sub. Nts., 12/15/05                     7,600,000     7,030,000
 12.25% Sr. Sub. Nts., 4/15/08                             2,000,000     1,890,000
-----------------------------------------------------------------------------------
 Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12      2,000,000     1,900,000
-----------------------------------------------------------------------------------
 WCI Communities, Inc., 9.125% Sr. Sub. Nts., 5/1/12       3,500,000     3,211,250
-----------------------------------------------------------------------------------
 Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts., 6/1/07   5,300,000     4,531,500
                                                                    ---------------
                                                                        65,419,641

-----------------------------------------------------------------------------------
 Internet & Catalog Retail--0.3%
 Amazon.com, Inc., 0%/10% Sr. Unsec.
 Disc. Nts., 5/1/08(11,12)                                16,350,000    15,164,625
-----------------------------------------------------------------------------------
 Media--4.3%
 Adelphia Communications Corp.:
 7.875% Sr. Unsec. Nts., 5/1/09(3)                         1,400,000       511,000
 8.125% Sr. Nts., Series B, 7/15/03(3)                     3,750,000     1,387,500
 8.375% Sr. Nts., Series B, 2/1/08(3)                      4,400,000     1,628,000
 9.25% Sr. Nts., 10/1/02(3)                                6,300,000     2,299,500
 9.875% Sr. Nts., Series B, 3/1/07(3)                      1,500,000       547,500
 10.25% Sr. Unsec. Nts., 11/1/06(3)                        6,300,000     2,299,500
 10.25% Sr. Unsec. Sub. Nts., 6/15/11(3)                   2,600,000       962,000
 10.50% Sr. Unsec. Nts., Series B, 7/15/04(3)              4,000,000     1,480,000
 10.875% Sr. Unsec. Nts., 10/1/10(3)                         400,000       146,000
-----------------------------------------------------------------------------------
 Allbritton Communications Co., 8.875% Sr.
 Sub. Nts., Series B, 2/1/08                               2,375,000     2,434,375
-----------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec.
 Sub. Nts., 2/1/11                                        11,300,000     9,887,500

25    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Media Continued
 AOL Time Warner, Inc., 6.875% Nts., 5/1/12              $11,250,000 $  10,258,290
-----------------------------------------------------------------------------------
 Block Communications, Inc., 9.25% Sr. Sub. Nts., 4/15/09  3,000,000     3,015,000
-----------------------------------------------------------------------------------
 British Sky Broadcasting Group plc, 8.20%
 Sr. Unsec. Nts., 7/15/09                                    300,000       304,971
-----------------------------------------------------------------------------------
 Callahan Nordrhein-Westfalen GmbH, 14.125%
 Sr. Nts., 7/15/11(3) [EUR]                                3,000,000        74,122
-----------------------------------------------------------------------------------
 Carmike Cinemas, Inc., 10.375% Gtd. Sr.
 Sub. Nts., Series B, 2/1/09                               1,000,000       915,000
-----------------------------------------------------------------------------------
 Chancellor Media Corp., 8.75% Sr. Unsec.
 Sub. Nts., Series B, 6/15/07                              3,500,000     3,640,000
-----------------------------------------------------------------------------------
 Charter Communications Holdings LLC/
 Charter Communications Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(11)               20,300,000     9,541,000
 8.25% Sr. Unsec. Nts., 4/1/07                             2,650,000     1,643,000
 8.625% Sr. Unsec. Nts., 4/1/09                            5,700,000     3,534,000
 9.625% Sr. Unsec. Sub. Nts., 11/15/09                     3,500,000     2,152,500
 10% Sr. Nts., 4/1/09                                      1,000,000       625,000
 10% Sr. Unsec. Sub. Nts., 5/15/11                         2,000,000     1,230,000
 10.75% Sr. Unsec. Nts., 10/1/09                           2,300,000     1,460,500
 11.125% Sr. Unsec. Nts., 1/15/11                          8,000,000     5,080,000
-----------------------------------------------------------------------------------
 Cinemark USA, Inc., 9.625% Sr. Sub.
 Nts., Series B, 8/1/08                                    1,250,000     1,175,000
-----------------------------------------------------------------------------------
 Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10(3,4)    2,725,000       408,750
-----------------------------------------------------------------------------------
 Comcast Cable Communications, Inc.,
 6.75% Sr. Unsub. Nts., 1/30/11                           11,900,000    11,087,551
-----------------------------------------------------------------------------------
 Corus Entertainment, Inc., 8.75% Sr. Sub. Nts., 3/1/12    2,200,000     2,249,500
-----------------------------------------------------------------------------------
 Cox Communications, Inc., 7.75% Sr. Nts., 11/1/10         2,000,000     2,073,120
-----------------------------------------------------------------------------------
 CSC Holdings, Inc., 7.625% Sr. Unsec.
 Unsub. Nts., Series B, 4/1/11                            13,300,000    10,640,000
-----------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr.
 Unsec. Sub. Nts., 7/1/08                                  2,700,000     2,862,000
-----------------------------------------------------------------------------------
 EchoStar Broadband Corp., 10.375%
 Sr. Unsec. Nts., 10/1/07                                 15,650,000    15,571,750
-----------------------------------------------------------------------------------
 EchoStar DBS Corp.:
 9.125% Sr. Nts., 1/15/09(5)                               2,700,000     2,551,500
 9.375% Sr. Unsec. Nts., 2/1/09                           12,300,000    11,869,500
-----------------------------------------------------------------------------------
 Emmis Communications Corp.:
 0%/12.50% Sr. Unsec. Disc. Nts., 3/15/11(11)              8,128,000     6,136,640
 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09            5,925,000     6,043,500
-----------------------------------------------------------------------------------
 Entercom Radio LLC/Entercom Capital, Inc.,
 7.625% Sr. Unsec. Sub. Nts., 3/1/14                       2,000,000     2,090,000
-----------------------------------------------------------------------------------
 Entravision Communications Corp., 8.125%
 Sr. Sub. Nts., 3/15/09                                    1,400,000     1,435,000
-----------------------------------------------------------------------------------
 Insight Communications Co., Inc.,
 0%/12.25% Sr. Disc. Nts., 2/15/11(11)                     5,500,000     2,035,000
-----------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc.,
 9.75% Sr. Nts., 10/1/09                                   2,500,000     2,212,500
-----------------------------------------------------------------------------------
 Lamar Advertising Co.:
 8.625% Sr. Sub. Nts., 9/15/07                             3,175,000     3,302,000
 9.625% Sr. Unsec. Sub. Nts., 12/1/06                      6,375,000     6,614,062
-----------------------------------------------------------------------------------
 Mediacom LLC/Mediacom Capital Corp.,
 9.50% Sr. Unsec. Nts., 1/15/13                            3,700,000     3,034,000
-----------------------------------------------------------------------------------
 PanAmSat Corp., 8.50% Sr. Nts., 2/1/12(5)                 9,200,000     7,406,000
-----------------------------------------------------------------------------------
 Radio One, Inc., 8.875% Sr. Unsec. Sub.
 Nts., Series B, 7/1/11                                    2,900,000     3,045,000
-----------------------------------------------------------------------------------
 Regal Cinemas, Inc., 9.375% Sr. Sub.
 Nts., Series B, 2/1/12                                    6,500,000     6,695,000
-----------------------------------------------------------------------------------
 Rogers Cablesystems Ltd., 10% Second
 Priority Sr. Sec. Debs., 12/1/07                          4,350,000     4,350,000
-----------------------------------------------------------------------------------
 Rogers Communications, Inc., 8.75%
 Sr. Nts., 7/15/07 [CAD]                                  20,000,000    10,496,785
-----------------------------------------------------------------------------------
 Shaw Communications, Inc., 8.54% Debs., 9/30/27 [CAD]    14,580,000     6,022,546

26    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Media Continued
 Sinclair Broadcast Group, Inc.:
 8% Sr. Sub. Nts., 3/15/12                               $10,600,000 $  10,706,000
 8.75% Sr. Sub. Nts., 12/15/07                             4,325,000     4,454,750
 8.75% Sr. Sub. Nts., 12/15/11                               800,000       830,000
 9% Sr. Unsec. Sub. Nts., 7/15/07                          6,000,000     6,210,000
-----------------------------------------------------------------------------------
 Spanish Broadcasting System, Inc., 9.625%
 Sr. Unsec. Sub. Nts., 11/1/09                            10,850,000    11,121,250
-----------------------------------------------------------------------------------
 Sun Media Corp., 9.50% Sr. Sub. Nts., 5/15/07               578,000       581,612
-----------------------------------------------------------------------------------
 Time Warner, Inc., 9.125% Debs., 1/15/13                  2,000,000     1,975,482
-----------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 0%/13.375% Sr. Unsec. Disc. Nts.,
 Series B, 11/1/09(3,4,11)                                 8,700,000       261,000
 0%/13.75% Sr. Unsec. Disc. Nts.,
 Series B, 2/1/10(3,4,11)                                 17,800,000       534,000
 11.25% Sr. Nts., Series B, 11/1/09(3) [EUR]               9,500,000       328,610
 11.50% Sr. Unsec. Nts., Series B, 2/1/10(3,4)             1,000,000        35,000
-----------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr.
 Unsec. Sub. Nts., 2/15/09                                 2,500,000     2,541,343
-----------------------------------------------------------------------------------
 WRC Media, Inc./Weekly Reader
 Corp./Compass Learning Corp.,
 12.75% Sr. Sub. Nts., 11/15/09                            7,900,000     7,386,500
-----------------------------------------------------------------------------------
 Ziff Davis Media, Inc., 12% Sr.
 Unsec. Sub. Nts., 8/12/09(1)                                760,000       380,000
                                                                    ---------------
                                                                       245,808,509

-----------------------------------------------------------------------------------
 Multiline Retail--0.1%
 Saks, Inc.:
 8.25% Sr. Unsec. Nts., 11/15/08                           5,420,000     5,013,500
 9.875% Nts., 10/1/11                                      3,700,000     3,644,500
                                                                    ---------------
                                                                         8,658,000

-----------------------------------------------------------------------------------
 Specialty Retail--0.7%
 Asbury Automotive Group, Inc., 9% Sr. Sub. Nts., 6/15/12  6,900,000     6,244,500
-----------------------------------------------------------------------------------
 AutoNation, Inc., 9% Sr. Unsec. Nts., 8/1/08              5,500,000     5,665,000
-----------------------------------------------------------------------------------
 CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06              7,400,000     7,871,750
-----------------------------------------------------------------------------------
 Eye Care Centers of America, Inc., 9.125%
 Sr. Unsec. Sub. Nts., 5/1/08                              3,775,000     3,114,375
-----------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                4,000,000     3,720,000
-----------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08        3,125,000     2,984,375
-----------------------------------------------------------------------------------
 Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(1,3,4)     4,300,000            --
-----------------------------------------------------------------------------------
 Petco Animal Supplies, Inc., 10.75%
 Sr. Sub. Nts., 11/1/11                                    4,000,000     4,320,000
-----------------------------------------------------------------------------------
 United Auto Group, Inc., 9.625% Sr. Sub. Nts., 3/15/12(5)   200,000       203,000
-----------------------------------------------------------------------------------
 United Rentals (North America), Inc.,
 10.75% Sr. Unsec. Nts., 4/15/08                           5,850,000     5,616,000
-----------------------------------------------------------------------------------
 United Rentals, Inc.:
 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                 3,900,000     3,237,000
 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09               150,000       125,250
                                                                    ---------------
                                                                        43,101,250

-----------------------------------------------------------------------------------
 Textiles & Apparel--0.2%
 Galey & Lord, Inc., 9.125% Sr. Unsec.
 Sub. Nts., 3/1/08(3,4)                                    5,050,000       858,500
-----------------------------------------------------------------------------------
 Levi Strauss & Co.:
 6.80% Nts., 11/1/03                                       1,800,000     1,593,000
 11.625% Sr. Unsec. Nts., 1/15/08                          1,750,000     1,408,750

27    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Textiles & Apparel Continued
 Phillips-Van Heusen Corp., 9.50% Sr.
 Unsec. Sub. Nts., 5/1/08                                $ 3,750,000 $   3,843,750
-----------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Unsec.
 Sub. Nts., Series B, 7/1/07(3)                              500,000       102,500
-----------------------------------------------------------------------------------
 Russell Corp., 9.25% Sr. Nts., 5/1/10(5)                  2,500,000     2,587,500

                                                                    ---------------
                                                                        10,394,000
-----------------------------------------------------------------------------------
 Consumer Staples--1.7%
-----------------------------------------------------------------------------------
 Beverages--0.2%
 Canandaigua Brands, Inc.:
 8.50% Sr. Unsec. Sub. Nts., 3/1/09                        1,500,000     1,537,500
 8.625% Sr. Unsec. Nts., 8/1/06                            1,300,000     1,371,500
-----------------------------------------------------------------------------------
 Constellation Brands, Inc., 8.125%
 Sr. Sub. Nts., 1/15/12                                    2,000,000     2,050,000
-----------------------------------------------------------------------------------
 Packaged Ice, Inc., 9.75% Sr. Unsec.
 Nts., Series B, 2/1/05                                    7,400,000     5,809,000
                                                                    ---------------
                                                                        10,768,000

-----------------------------------------------------------------------------------
 Food & Drug Retailing--0.2%
 Fleming Cos., Inc.:
 10.125% Sr. Unsec. Nts., 4/1/08                           6,500,000     5,102,500
 10.625% Sr. Unsec. Sub. Nts., Series D, 7/31/07           1,000,000       585,000
-----------------------------------------------------------------------------------
 Great Atlantic & Pacific Tea Co., Inc. (The),
 9.125% Sr. Nts., 12/15/11                                 1,400,000     1,043,000
-----------------------------------------------------------------------------------
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07        3,450,000     2,984,250
-----------------------------------------------------------------------------------
 Pathmark Stores, Inc., 8.75% Sr. Sub. Nts., 2/1/12        2,700,000     2,511,000
-----------------------------------------------------------------------------------
 Real Time Data Co., 13% Disc. Nts., 5/31/09(1,3,4,13)     8,836,185     1,148,704
                                                                    ---------------
                                                                        13,374,454

-----------------------------------------------------------------------------------
 Food Products--0.7%
 American Seafood Group LLC, 10.125%
 Sr. Sub. Nts., 4/15/10(5)                                 4,700,000     4,688,250
-----------------------------------------------------------------------------------
 Aurora Foods, Inc., 8.75% Sr. Sub.
 Nts., Series B, 7/1/08                                    2,550,000     1,469,437
-----------------------------------------------------------------------------------
 Burns Philp Capital Pty Ltd., 9.75% Sr.
 Sub. Nts., 7/15/12(5)                                     5,350,000     5,336,625
-----------------------------------------------------------------------------------
 Chiquita Brands International, Inc., 10.56%
 Sr. Unsec. Nts., 3/15/09                                    622,000       643,770
-----------------------------------------------------------------------------------
 Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07   1,950,000     1,686,750
-----------------------------------------------------------------------------------
 Dole Food Co., Inc., 7.25% Sr. Nts., 5/1/09               7,500,000     6,758,723
-----------------------------------------------------------------------------------
 New World Pasta Co., 9.25% Sr. Nts., 2/15/09              1,000,000       951,250
-----------------------------------------------------------------------------------
 Smithfield Foods, Inc., 7.625% Sr.
 Unsec. Sub. Nts., 2/15/08                                 3,050,000     2,897,500
-----------------------------------------------------------------------------------
 Sparkling Spring Water Group Ltd., 11.50%
 Sr. Sec. Sub. Nts., 11/15/07(1)                           7,350,000     6,798,750
-----------------------------------------------------------------------------------
 Swift & Co., 10.125% Sr. Nts., 10/1/09(5)                 2,000,000     1,865,000
-----------------------------------------------------------------------------------
 United Biscuits Finance plc, 10.75% Sr.
 Sub. Nts., 4/15/11(1) [GBP]                               4,000,000     6,982,344
                                                                    ---------------
                                                                        40,078,399

-----------------------------------------------------------------------------------
 Household Products--0.6%
 AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs., 7/1/09(11) 3,850,000     3,099,250
-----------------------------------------------------------------------------------
 AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                 3,700,000     3,570,500
----------------------------------------------------------------------------------
 Holmes Products Corp.:
 9.875% Sr. Sub. Nts., Series C, 11/15/07                  2,000,000     1,190,000
 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07           6,110,000     3,635,450

28    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Household Products Continued
 Johnsondiversey, Inc., 9.625% Sr.
 Sub. Nts., 5/15/12(5)                                 $   1,600,000 $   1,604,000
-----------------------------------------------------------------------------------
 Pennzoil-Quaker State Co., 6.75% Nts., 4/1/09             4,000,000     4,514,692
-----------------------------------------------------------------------------------
 Playtex Products, Inc., 9.375% Sr.
 Unsec. Sub. Nts., 6/1/11                                  4,500,000     4,826,250
-----------------------------------------------------------------------------------
 Revlon Consumer Products Corp.:
 9% Sr. Nts., 11/1/06                                      4,600,000     2,645,000
 12% Sr. Sec. Nts., 12/1/05                                6,450,000     5,837,250
-----------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr.
 Unsec. Sub. Nts., 7/1/08(1,3,4)                           6,340,000            --
                                                                    ---------------
                                                                        30,922,392

-----------------------------------------------------------------------------------
 Energy--2.6%
-----------------------------------------------------------------------------------
 Energy Equipment & Services--0.9%
 Clark Refining & Marketing, Inc., 8.875%
 Sr. Sub. Nts., 11/15/07                                   3,800,000     3,249,000
-----------------------------------------------------------------------------------
 Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11              1,900,000     1,852,500
-----------------------------------------------------------------------------------
 Grant Geophysical, Inc., 9.75% Sr. Unsec.
 Nts., Series B, 2/15/08(1)                                5,925,000     1,510,875
-----------------------------------------------------------------------------------
 Hanover Equipment Trust, 8.50% Sr. Sec.
 Nts., Trust 2001, Cl. A, 9/1/08(5)                        1,900,000     1,776,500
-----------------------------------------------------------------------------------
 Hornbeck-Leevac Marine Services, Inc.,
 10.625% Sr. Nts., 8/1/08                                 12,750,000    13,387,500
-----------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08        14,250,000    12,397,500
-----------------------------------------------------------------------------------
 Petroleum Helicopters, Inc., 9.375% Sr. Nts., 5/1/09      2,000,000     2,075,000
-----------------------------------------------------------------------------------
 Trico Marine Services, Inc., 8.875% Sr. Nts., 5/15/12(5)  2,000,000      1,730,000
-----------------------------------------------------------------------------------
 Universal Compression Holdings, Inc.,
 0%/9.875% Sr. Disc. Nts., 2/15/08(11)                    17,575,000    17,487,125
                                                                    ---------------
                                                                        55,466,000

-----------------------------------------------------------------------------------
 Oil & Gas--1.7%
 Chesapeake Energy Corp.:
 8.125% Sr. Unsec. Nts., 4/1/11                            3,650,000     3,668,250
 9% Sr. Nts., 8/15/12(5)                                   1,000,000     1,032,500
-----------------------------------------------------------------------------------
 Forest Oil Corp., 7.75% Sr. Nts., 5/1/14                  3,500,000     3,500,000
-----------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09             9,735,000     9,929,700
-----------------------------------------------------------------------------------
 Giant Industries, Inc., 11% Sr. Sub. Nts., 5/15/12        2,200,000     1,551,000
-----------------------------------------------------------------------------------
 Newfield Exploration Co., 8.375% Sr. Sub. Nts., 8/15/12   3,250,000     3,450,658
-----------------------------------------------------------------------------------
 Petroleos Mexicanos:
 7.375% Unsec. Nts., 8/13/07 [ITL]                     6,619,030,000     3,264,425
 9.375% Sr. Unsec. Bonds, 12/2/08                          9,030,000     9,729,825
-----------------------------------------------------------------------------------
 Petronas Capital Ltd.:
 7.875% Nts., 5/22/22                                      8,805,000     9,800,097
 7.875% Nts., 5/22/22(5)                                   8,450,000     9,281,548
-----------------------------------------------------------------------------------
 Pioneer Natural Resources Co., 7.50% Sr. Nts., 4/15/12    3,000,000     3,161,154
-----------------------------------------------------------------------------------
 Pogo Producing Co., 8.75% Sr. Sub. Nts.,
 Series B, 5/15/07                                         5,800,000     6,046,500
-----------------------------------------------------------------------------------
 Premcor USA, Inc., 11.50% Cum. Sr. Nts., 10/1/09          4,144,000     4,330,480
-----------------------------------------------------------------------------------
 RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08        21,325,000     6,450,813
-----------------------------------------------------------------------------------
 Stone Energy Corp.:
 8.25% Sr. Unsec. Sub. Nts., 12/15/11                      1,000,000     1,030,000
 8.75% Sr. Sub. Nts., 9/15/07                              8,460,000     8,840,700
-----------------------------------------------------------------------------------
 Teekay Shipping Corp., 8.875% Sr. Nts., 7/15/11           2,000,000     2,080,000

29    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Oil & Gas Continued
 Westport Resources Corp., 8.25% Sr. Unsec.
 Sub. Nts., 11/1/11                                      $ 3,500,000 $   3,622,500
-----------------------------------------------------------------------------------
 XTO Energy, Inc., 7.50% Sr. Nts., 4/15/12                 5,200,000     5,486,000
                                                                    ---------------
                                                                        96,256,150

-----------------------------------------------------------------------------------
 Financials--3.4%
-----------------------------------------------------------------------------------
 Banks--1.1%
 Bank Plus Corp., 12% Sr. Nts., 7/18/07(1)                 4,167,000     4,479,525
-----------------------------------------------------------------------------------
 Brand Scaffold Services, Inc.,
 10.25% Sr. Unsec. Nts., 2/15/08                           2,000,000     2,168,000
-----------------------------------------------------------------------------------
 Chohung Bank, 11.875% Sub. Nts., 4/1/10(2)                8,440,000     9,907,277
-----------------------------------------------------------------------------------
 European Investment Bank, 3% Eligible
 Interest Nts., 9/20/06 [JPY]                            687,000,000     6,259,409
-----------------------------------------------------------------------------------
 Hanvit Bank, 12.75% Unsec. Sub. Nts., 3/1/10(2)          11,001,000    13,072,037
-----------------------------------------------------------------------------------
 Local Financial Corp., 11% Sr. Nts., 9/8/04(1)           10,000,000    10,450,000
-----------------------------------------------------------------------------------
 Mexican Williams Sr. Nts., 2.076%, 11/15/08(1,2)          1,500,000     1,543,830
-----------------------------------------------------------------------------------
 Ongko International Finance Co. BV,
 10.50% Sec. Nts., 3/29/04(1,3,4)                          4,970,000        74,550
-----------------------------------------------------------------------------------
 Sovereign Bancorp, Inc., 10.50% Sr.
 Unsec. Nts., 11/15/06                                     1,000,000     1,115,000
-----------------------------------------------------------------------------------
 Tokai Preferred Capital Co. LLC,
 9.98% Non-Cum. Bonds,
 Series A, 12/29/49(2,5)                                  12,530,000    11,435,467
-----------------------------------------------------------------------------------
 Western Financial Bank, 9.625% Unsec.
 Sub. Debs., 5/15/12                                       5,800,000     5,539,000
                                                                    ---------------
                                                                        66,044,095

-----------------------------------------------------------------------------------
 Diversified Financials--1.4%
 AMRESCO, Inc.:
 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05(3,4)           6,485,000     1,459,125
 10% Sr. Sub. Nts., Series 97-A, 3/15/04(3,4)              7,050,000     1,586,250
-----------------------------------------------------------------------------------
 Berry Plastics Corp., 10.75% Sr. Sub. Nts., 7/15/12       3,200,000     3,312,000
-----------------------------------------------------------------------------------
 Finova Group, Inc. (The), 7.50% Nts., 11/15/09           18,048,000     5,594,880
-----------------------------------------------------------------------------------
 Fuji JGB Investment LLC:
 9.87% Non-Cum. Bonds, Series A, 12/31/49(2)               3,447,000     3,137,111
 9.87% Non-Cum. Bonds, Series A, 12/31/49(2,5)             3,766,000     3,427,433
-----------------------------------------------------------------------------------
 IBJ Preferred Capital Co. (The) LLC:
 8.79% Non-Cum. Bonds, Series A, 12/29/49(2)               2,120,000     1,774,315
 8.79% Bonds, 12/29/49(2,5)                               40,995,000    34,310,396
-----------------------------------------------------------------------------------
 IPC Acquisition Corp., 11.50% Sr. Sub. Nts., 12/15/09     3,750,000     3,206,250
------------------------------------------------------------------------------------
 LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07   5,900,000     6,342,500
-----------------------------------------------------------------------------------
 Metris Cos., Inc., 10.125% Sr. Unsec. Nts., 7/15/06         500,000       372,500
-----------------------------------------------------------------------------------
 Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27       5,250,000     4,016,250
----------------------------------------------------------------------------------
 Ocwen Financial Corp., 11.875% Nts., 10/1/03              9,275,000     9,321,375
-----------------------------------------------------------------------------------
 SBS Agro Finance BV, 10.25% Bonds, 7/21/00(1,3)          14,961,000       673,245
                                                                    ---------------
                                                                        78,533,630

-----------------------------------------------------------------------------------
 Insurance--0.0%
 Conseco, Inc., 10.75% Sr. Unsec. Nts., 6/15/09(3,5)       3,050,000       686,250
-----------------------------------------------------------------------------------
 Parametric RE Ltd., 6.423% Nts., 11/19/07(2,5)            2,400,000     2,414,160
                                                                    ---------------
                                                                         3,100,410

30    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1

-----------------------------------------------------------------------------------

 Real Estate--0.9%
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07         $ 7,700,000 $   6,198,500
-----------------------------------------------------------------------------------
 CB Richard Ellis Services, Inc., 11.25%
 Sr. Unsec. Sub. Nts., 6/15/11                             1,450,000     1,290,500
-----------------------------------------------------------------------------------
 Corrections Corp. of America, 9.875% Sr. Nts., 5/1/09(5)  2,000,000     2,077,500
-----------------------------------------------------------------------------------
 Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11                 2,609,000     2,458,982
-----------------------------------------------------------------------------------
 HMH Properties, Inc.:
 7.875% Sr. Nts., Series B, 8/1/08                         1,500,000     1,410,000
 8.45% Sr. Nts., Series C, 12/1/08                         3,000,000     2,880,000
-----------------------------------------------------------------------------------
 Host Marriott LP, 9.50% Sr. Nts., 1/15/07                 5,000,000     5,012,500
-----------------------------------------------------------------------------------
 IStar Financial, Inc., 8.75% Sr. Unsec. Nts., 8/15/08       150,000       155,932
-----------------------------------------------------------------------------------
 MeriStar Hospitality Corp.:
 8.75% Sr. Unsec. Sub. Nts., 8/15/07                       6,800,000     5,474,000
 9.125% Sr. Unsec. Nts., 1/15/11                           4,850,000     4,340,750
-----------------------------------------------------------------------------------
 Saul (B.F.) Real Estate Investment Trust,
 9.75% Sr. Sec. Nts., Series B, 4/1/08(1)                 17,590,000    17,502,050
-----------------------------------------------------------------------------------
 Ventas Realty LP, 9% Sr. Nts., 5/1/12                     2,000,000     2,075,000
                                                                    ---------------
                                                                        50,875,714

-----------------------------------------------------------------------------------
 Health Care--1.0%
-----------------------------------------------------------------------------------
 Health Care Equipment & Supplies--0.1%
 Kinetic Concepts, Inc., 9.625% Sr. Unsec.
 Sub. Nts., Series B, 11/1/07                                975,000       931,125
-----------------------------------------------------------------------------------
 Sybron Dental Specialties, Inc., 8.125%
 Sr. Sub. Nts., 6/15/12(5)                                 4,150,000     4,139,625
-----------------------------------------------------------------------------------
 Vanguard Health Systems, Inc., 9.75% Sr.
 Unsec. Sub. Nts., 8/1/11                                    550,000       544,500
                                                                    ---------------
                                                                         5,615,250

-----------------------------------------------------------------------------------
 Health Care Providers & Services--0.8%
 Alliance Imaging, Inc., 10.375% Sr.
 Unsec. Sub. Nts., 4/15/11                                 1,000,000     1,065,000
-----------------------------------------------------------------------------------
 Extendicare Health Services, Inc.,
 9.50% Sr. Nts., 7/1/10(5)                                 1,900,000     1,928,500
-----------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust II,
 7.875% Nts., 2/1/08                                       2,990,000     2,474,225
-----------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust III,
 7.375% Nts., 2/1/08 [DEM]                                 1,700,000       644,270
-----------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust IV,
 7.875% Trust Preferred Nts., 6/15/11                      6,350,000     5,207,000
-----------------------------------------------------------------------------------
 Hanger Orthopedic Group, Inc., 10.375% Sr. Nts., 2/15/09  2,850,000     3,021,000
-----------------------------------------------------------------------------------
 Healthsouth Corp., 7.625% Nts., 6/1/12(5)                14,800,000    10,360,000
-----------------------------------------------------------------------------------
 Medquest, Inc., 11.875% Sr. Sub. Nts., 8/15/12(5)         3,900,000     3,880,500
-----------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc., 10.75%
 Sr. Unsec. Unsub. Nts., 6/1/09                            4,600,000     4,565,500
-----------------------------------------------------------------------------------
 Rotech Healthcare, Inc., 9.50% Sr. Sub. Nts., 4/1/12(5)   5,200,000     4,901,000
-----------------------------------------------------------------------------------
 Triad Hospitals, Inc., 8.75% Sr. Unsec.
 Nts., Series B, 5/1/09                                    4,000,000     4,250,000
-----------------------------------------------------------------------------------
 US Oncology, Inc., 9.625% Sr. Sub. Nts., 2/1/12           1,600,000     1,592,000
                                                                    ---------------
                                                                        43,888,995

-----------------------------------------------------------------------------------
 Pharmaceuticals--0.1%
 aaiPharma, Inc., 11% Sr. Sub. Nts., 4/1/10                1,200,000     1,032,000
-----------------------------------------------------------------------------------
 Pfizer, Inc., 0.80% Unsec. Bonds,
 Series INTL, 3/18/08 [JPY]                              858,000,000     7,144,362
                                                                    ---------------
                                                                         8,176,362

31    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Industrials--4.3%
-----------------------------------------------------------------------------------
 Aerospace & Defense--0.5%
 Alliant Techsystems, Inc., 8.50% Sr.
 Unsec. Sub. Nts., 5/15/11                               $ 2,900,000 $   3,095,750
-----------------------------------------------------------------------------------
 American Plumbing & Mechanical,
 Inc., 11.625% Sr. Sub. Nts.,
 Series B, 10/15/08                                        6,700,000     3,718,500
-----------------------------------------------------------------------------------
 BE Aerospace, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 5/1/11                       6,300,000     4,630,500
 9.50% Sr. Unsec. Sub. Nts., 11/1/08                       2,500,000     1,875,000
-----------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09     6,700,000     6,532,500
-----------------------------------------------------------------------------------
 L-3 Communications Corp., 7.625%
 Sr. Sub. Nts., 6/15/12(5)                                 1,700,000     1,768,000
-----------------------------------------------------------------------------------
 SC International Services, Inc.,
 9.25% Sr. Sub. Nts., Series B, 9/1/07                    10,150,000     5,887,000
-----------------------------------------------------------------------------------
 TransDigm, Inc., 10.375% Sr. Sub. Nts., 12/1/08           1,100,000     1,133,000
                                                                    ---------------
                                                                        28,640,250

-----------------------------------------------------------------------------------
 Air Freight & Couriers--0.1%
 Atlas Air, Inc.:
 9.25% Sr. Nts., 4/15/08                                   6,200,000     2,201,000
 9.375% Sr. Unsec. Nts., 11/15/06                          2,700,000       985,500
                                                                    ---------------
                                                                         3,186,500

-----------------------------------------------------------------------------------
 Airlines--0.3%
 America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05     22,273,000    11,275,706
-----------------------------------------------------------------------------------
 Amtran, Inc.:
 9.625% Nts., 12/15/05                                     4,800,000     1,944,000
 10.50% Sr. Nts., 8/1/04                                  11,800,000     4,779,000
                                                                    ---------------
                                                                        17,998,706

-----------------------------------------------------------------------------------
 Building Products--0.3%
 Associated Materials, Inc., 9.75%
 Sr. Sub. Nts., 4/15/12(5)                                 2,400,000     2,472,000
-----------------------------------------------------------------------------------
 GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(5)            632,622       686,461
-----------------------------------------------------------------------------------
 Nortek, Inc.:
 9.125% Sr. Unsec. Nts., Series B, 9/1/07                  8,500,000     8,585,000
 9.25% Sr. Nts., Series B, 3/15/07                         4,890,000     4,951,125
 9.875% Sr. Unsec. Sub. Nts., 6/15/11                      1,150,000     1,121,250
                                                                    ---------------
                                                                        17,815,836

-----------------------------------------------------------------------------------
 Commercial Services & Supplies--1.2%
 Allied Waste North America, Inc.:
 8.50% Sr. Sub. Nts., 12/1/08                             10,300,000     9,836,500
 8.875% Sr. Nts., Series B, 4/1/08                        14,800,000    14,430,000
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                3,400,000     3,145,000
-----------------------------------------------------------------------------------
 American Pad & Paper Co., 13% Sr. Sub.
 Nts., Series B, 11/15/05(1,3,4)                           3,462,000        51,930
-----------------------------------------------------------------------------------
 Buhrmann US, Inc., 12.25% Sr. Unsec. Sub. Nts., 11/1/09   2,500,000     2,525,000
-----------------------------------------------------------------------------------
 Coinmach Corp., 9% Sr. Nts., 2/1/10                       3,300,000     3,423,750
-----------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07(1)             6,545,000     6,774,075
-----------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375%
 Sr. Sub. Nts., 8/1/07(1)                                  5,800,000     4,379,000
-----------------------------------------------------------------------------------
 Iron Mountain, Inc., 8.75% Sr. Sub. Nts., 9/30/09         9,000,000     9,090,000

32    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Commercial Services & Supplies Continued
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts.,
 Series B, 4/1/09(1,3,4)                                 $ 5,300,000 $       6,625
-----------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50%
 Sr. Sub. Nts., 2/15/09                                    7,050,000     6,732,750
-----------------------------------------------------------------------------------
 Mail-Well, Inc., 9.625% Sr. Nts., 3/15/12(5)              5,500,000     3,822,500
-----------------------------------------------------------------------------------
 Protection One, Inc./Protection
 One Alarm Monitoring, Inc.,
 7.375% Sr. Unsec. Nts., 8/15/05                           5,150,000     4,532,000
-----------------------------------------------------------------------------------
 Safety-Kleen Corp., 9.25% Sr. Unsec.
 Nts., 5/15/09(1,3,4)                                     13,150,000       526,000
-----------------------------------------------------------------------------------
 Synagro Technologies, Inc., 9.50% Sr. Sub. Nts., 4/1/09   2,400,000     2,496,000
                                                                    ---------------
                                                                        71,771,130

-----------------------------------------------------------------------------------
 Construction & Engineering--0.2%
 Integrated Electrical Services, Inc.:
 9.375% Sr. Sub. Nts., Series B, 2/1/09                      300,000       267,750
 9.375% Sr. Sub. Nts., Series C, 2/1/09                    2,150,000     1,918,875
-----------------------------------------------------------------------------------
 URS Corp., 11.50% Sr. Nts., 9/15/09(5)                   11,150,000    10,202,250
                                                                    ---------------
                                                                        12,388,875

-----------------------------------------------------------------------------------
 Electrical Equipment--0.1%
 Dayton Superior Corp., 13% Sr. Unsec. Sub. Nts., 6/15/09  2,900,000     2,479,500
-----------------------------------------------------------------------------------
 Industrial Conglomerates--0.4%
 Great Lakes Dredge & Dock Corp., 11.25%
 Sr. Unsec. Sub. Nts., 8/15/08                             7,105,000     7,362,556
-----------------------------------------------------------------------------------
 Tyco International Group SA, 6.375% Nts., 10/15/11       15,900,000    13,063,281
                                                                    ---------------
                                                                        20,425,837

-----------------------------------------------------------------------------------
 Machinery--1.0%
 Actuant Corp., 13% Sr. Sub. Nts., 5/1/09                  1,977,000     2,293,320
-----------------------------------------------------------------------------------
 AGCO Corp., 9.50% Sr. Unsec. Nts., 5/1/08                 9,900,000    10,444,500
-----------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                   4,450,000     2,647,750
-----------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr.
 Unsec. Sub. Nts., 3/1/08(1)                               1,050,000       803,250
-----------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr.
 Sub. Nts., Series B, 6/1/05                               7,835,000     5,014,400
-----------------------------------------------------------------------------------
 Joy Global, Inc., 8.75% Sr. Sub. Nts., Series B, 3/15/12  1,700,000     1,725,500
-----------------------------------------------------------------------------------
 NMHG Holding Co., 10% Sr. Nts., 5/15/09                   2,400,000     2,436,000
-----------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625%
 Sr. Sub. Nts., Series B, 6/15/07                         10,400,000    10,036,000
-----------------------------------------------------------------------------------
 Terex Corp.:
 8.875% Sr. Unsec. Sub. Nts., 4/1/08                         600,000       573,000
 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08             2,650,000     2,530,750
 9.25% Sr. Unsec. Sub. Nts., 7/15/11                       3,500,000     3,430,000
 10.375% Sr. Unsec. Sub. Nts., Series B, 4/1/11            9,000,000     9,135,000
-----------------------------------------------------------------------------------
 Wolverine Tube, Inc., 10.50% Sr. Nts., 4/1/09             4,000,000     3,820,000
                                                                    ---------------
                                                                        54,889,470

-----------------------------------------------------------------------------------
 Marine--0.2%
 CP Ships Ltd., 10.375% Sr. Nts., 7/15/12(5)               6,350,000     6,604,000
-----------------------------------------------------------------------------------
 Millenium Seacarriers, Inc., Units
 (each unit consists of $1,000 principal
 amount of 12% first priority ship mtg.
 sr. sec. nts., 7/15/05 and one
 warrant to purchase five shares of
 common stock)(1,3,4,14)                                   5,400,000     2,808,000

33    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Marine Continued
 Navigator Gas Transport plc, 10.50%
 First Priority Ship Mtg. Nts., 6/30/07(5)               $11,650,000 $   4,368,750
                                                                    ---------------
                                                                        13,780,750

-----------------------------------------------------------------------------------
 Road & Rail--0.0%
 Kansas City Southern Railway Co. (The),
 7.50% Sr. Nts., 6/15/09                                   2,000,000     2,030,000
-----------------------------------------------------------------------------------
 Transportation Infrastructure--0.0%
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06(3,4)  10,175,000     1,933,250
-----------------------------------------------------------------------------------
 Cambridge Industries, Inc., Liquidating
 Trust Interests, 7/15/07                                  5,189,534            --
                                                                    ---------------
                                                                         1,933,250

-----------------------------------------------------------------------------------
 Information Technology--1.2%
-----------------------------------------------------------------------------------
 Communications Equipment--0.1%
 CellNet Data Systems, Inc., 0%/14% Sr.
 Unsec. Disc. Nts., 10/1/07(1,3,4,11)                     21,148,000            --
-----------------------------------------------------------------------------------
 Orion Network Systems, Inc., 12.50% Sr.
 Disc. Nts., 1/15/07                                      11,975,000     3,311,087
                                                                    ---------------
                                                                         3,311,087

-----------------------------------------------------------------------------------
 Computers & Peripherals--0.0%
 Seagate Technology Hdd Holdings, 8% Sr. Nts., 5/15/09(5)  2,800,000     2,618,000
-----------------------------------------------------------------------------------
 Electronic Equipment & Instruments--0.6%
 ChipPAC International Co. Ltd., 12.75% Sr.
 Unsec. Sub. Nts., Series B, 8/1/09                        4,000,000     3,920,000
-----------------------------------------------------------------------------------
 Communications & Power Industries, Inc., 12%
 Sr. Sub. Nts., Series B, 8/1/05(1)                       12,553,000    10,481,755
-----------------------------------------------------------------------------------
 Fisher Scientific International, Inc.:
 8.125% Sr. Sub. Nts., 5/1/12                              3,400,000     3,468,000
 9% Sr. Unsec. Sub. Nts., 2/1/08                           8,935,000     9,225,387
 9% Sr. Unsec. Sub. Nts., 2/1/08                           1,925,000     1,987,563
-----------------------------------------------------------------------------------
 Flextronics International Ltd., 9.875% Sr.
 Unsec. Sub. Nts., 7/1/10                                  2,250,000     2,250,000
-----------------------------------------------------------------------------------
 Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08  5,000,000     5,150,000
-----------------------------------------------------------------------------------
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(3,4)           10,550,000       263,750
                                                                    ---------------
                                                                        36,746,455

-----------------------------------------------------------------------------------
 Internet Software & Services--0.1%
 Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07(1,3,4)        8,100,000     1,174,500
-----------------------------------------------------------------------------------
 Exodus Communications, Inc.:
 10.75% Sr. Nts., 12/15/09(1,3,4) [EUR]                    2,500,000        98,830
 10.75% Sr. Unsec. Sub. Nts., 12/15/09(3)                  8,500,000       451,563
-----------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13%
 Sr. Disc. Nts., 4/15/08(1,3,4,11)                         5,700,000       541,500
-----------------------------------------------------------------------------------
 Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10(3)           4,400,000       814,000
-----------------------------------------------------------------------------------
 PSINet, Inc., 10.50% Sr. Unsec. Nts., 12/1/06(3,4) [EUR]  6,150,000       577,414
                                                                    ---------------
                                                                         3,657,807

-----------------------------------------------------------------------------------
 IT Consulting & Services--0.0%
 Comforce Operating, Inc., 12% Sr. Nts.,
 Series B, 12/1/07                                         2,920,000     1,635,200
-----------------------------------------------------------------------------------
 Office Electronics--0.0%
 ASAT Finance LLC, 12.50% Sr. Unsec. Nts., 11/1/06         1,430,000       972,400

34    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Semiconductor Equipment & Products--0.4%
 Amkor Technology, Inc.:
 9.25% Sr. Unsec. Nts., 5/1/06                           $   800,000 $     556,000
 9.25% Sr. Unsec. Sub. Nts., 2/15/08                       2,850,000     1,966,500
-----------------------------------------------------------------------------------
 Fairchild Semiconductor Corp., 10.375%
 Sr. Unsec. Nts., 10/1/07                                  8,100,000     8,383,500
-----------------------------------------------------------------------------------
 Micron Technology, Inc., 6.50% Sub. Nts., 9/30/05        14,000,000    11,830,000
                                                                    ---------------
                                                                        22,736,000

-----------------------------------------------------------------------------------
 Materials--4.4%
-----------------------------------------------------------------------------------
 Chemicals--1.2%
 Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09             7,500,000     7,237,500
-----------------------------------------------------------------------------------
 ClimaChem, Inc., 10.75% Sr. Unsec. Nts.,
 Series B, 12/1/07                                         1,700,000       722,500
-----------------------------------------------------------------------------------
 Compass Minerals Group, Inc., 10% Sr. Sub. Nts., 8/15/11  3,800,000     4,047,000
-----------------------------------------------------------------------------------
 Equistar Chemicals LP, 8.75% Sr. Unsec. Nts., 2/15/09     3,400,000     2,911,026
-----------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc:
 10.125% Sr. Unsec. Sub. Nts., 7/1/09                      1,000,000       835,000
 10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR]                3,300,000     2,543,884
 Zero Coupon Sr. Unsec. Disc. Nts., 13.09%, 12/31/09(9)   14,040,000     3,159,000
-----------------------------------------------------------------------------------
 Huntsman International LLC, 9.875% Sr. Nts., 3/1/09(5)    1,700,000     1,708,500
-----------------------------------------------------------------------------------
 ISP Holdings, Inc., 10.625% Sr. Sec. Nts., 12/15/09       4,100,000     3,710,500
-----------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.50% Sec. Nts., 12/15/08                                 2,700,000     2,450,250
 9.625% Sr. Sec. Nts., Series A, 5/1/07                    3,700,000     3,431,750
 9.875% Sec. Nts., Series B, 5/1/07                        9,275,000     8,602,563
-----------------------------------------------------------------------------------
 Noveon, Inc., 11% Sr. Unsec. Sub. Nts.,
 Series B, 2/28/11                                         4,500,000     4,882,500
-----------------------------------------------------------------------------------
 OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11             4,500,000     4,455,000
-----------------------------------------------------------------------------------
 PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08         2,557,668     1,777,579
-----------------------------------------------------------------------------------
 Pioneer Cos., Inc., 5.298% Sr. Sec. Nts., 12/31/06(2)       852,553       575,473
-----------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09       2,000,000     1,400,000
-----------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06(3,4)                 7,915,000     1,068,525
 12.375% Sr. Sec. Nts., Series B, 7/15/06(3,4)             5,685,000     5,770,275
-----------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(1)     5,000,000     5,025,000
                                                                    ---------------
                                                                        66,313,825

-----------------------------------------------------------------------------------
 Construction Materials--0.0%
 Formica Corp., 10.875% Sr. Unsec. Sub. Nts.,
 Series B, 3/1/09(3,4)                                     4,300,000     1,161,000
-----------------------------------------------------------------------------------
 Containers & Packaging--1.1%
 Ball Corp.:
 7.75% Sr. Unsec. Nts., 8/1/06                             2,300,000     2,371,875
 8.25% Sr. Unsec. Sub. Nts., 8/1/08                        3,300,000     3,403,125
-----------------------------------------------------------------------------------
 Graphic Packaging Corp., 8.625% Sub. Nts., 2/15/12        2,500,000     2,525,000
-----------------------------------------------------------------------------------
 Jefferson Smurfit Corp., 8.25% Sr. Nts., 10/1/12(5)       1,000,000     1,000,000
-----------------------------------------------------------------------------------
 MDP Acquisitions plc, 9.625% Sr. Nts., 10/1/12(5)         3,200,000     3,176,000
-----------------------------------------------------------------------------------
 Owens-Brockway Glass Container, Inc., 8.875%
 Sr. Sec. Nts., 2/15/09                                    3,600,000     3,636,000
-----------------------------------------------------------------------------------
 Packaging Corp. of America, 9.625% Sr.
 Unsec. Sub. Nts., 4/1/09                                  4,800,000     5,172,000

35    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Containers & Packaging Continued
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                         $ 9,990,000 $  10,239,750
 10.875% Sr. Sub. Nts., 4/1/08                             8,280,000     8,321,400
-----------------------------------------------------------------------------------
 Silgan Holdings, Inc., 9% Sr. Sub. Debs., 6/1/09(5)       2,000,000     2,075,000
-----------------------------------------------------------------------------------
 Stone Container Corp.:
 8.375% Sr. Nts., 7/1/12(5)                                5,800,000     5,800,000
 9.25% Sr. Unsec. Nts., 2/1/08                             4,500,000     4,657,500
 9.75% Sr. Unsec. Nts., 2/1/11                             7,900,000     8,255,500
-----------------------------------------------------------------------------------
 TriMas Corp., 9.875% Sr. Sub. Nts., 6/15/12(5)            5,550,000     5,466,750
                                                                    ---------------
                                                                        66,099,900

-----------------------------------------------------------------------------------
 Metals & Mining--1.4%
 AK Steel Corp.:
 7.75% Sr. Unsec. Nts., 6/15/12(5)                         7,800,000     7,761,000
 7.875% Sr. Unsec. Nts., 2/15/09                           5,425,000     5,425,000
-----------------------------------------------------------------------------------
 Better Minerals & Aggregates Co., 13%
 Sr. Unsec. Sub. Nts., 9/15/09                             1,050,000       895,125
-----------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50%
 Sr. Unsec. Nts., Series B, 4/1/09                         3,000,000     3,030,000
-----------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11%
 Sr. Nts., 12/1/07(1,3)                                    7,025,000       105,375
-----------------------------------------------------------------------------------
 Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08       7,750,000     7,478,750
-----------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub.
 Nts., Series B, 5/15/08                                   6,477,937     4,372,607
-----------------------------------------------------------------------------------
 International Utility Structures, Inc.,
 13% Unsec. Sub. Nts., 2/1/08(1)                           1,586,000       356,850
-----------------------------------------------------------------------------------
 Jorgensen (Earle M.) Co., 9.75% Sr. Sec. Nts., 6/1/12     5,200,000     5,096,000
-----------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp.:
 10.875% Sr. Nts., Series B, 10/15/06(3)                   4,500,000     3,105,000
 12.75% Sr. Sub. Nts., 2/1/03(3,4)                        10,650,000     1,331,250
-----------------------------------------------------------------------------------
 Keystone Consolidated Industries, Inc.,
 9.625% Sr. Sec. Nts., 8/1/07(1)                           5,700,000       712,500
-----------------------------------------------------------------------------------
 Metallurg Holdings, Inc., 0%/12.75% Sr.
 Disc. Nts., 7/15/08(11)                                   6,950,000     3,162,250
-----------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07                    9,595,000     8,203,725
-----------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg.
 Bonds, Series D, 3/1/09(3,4)                             17,000,000     5,907,500
-----------------------------------------------------------------------------------
 Oregon Steel Mills, Inc., 10% Nts., 7/15/09(5)            3,200,000     3,216,000
-----------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub.
 Nts., Series B, 5/15/08                                   9,879,000    10,397,648
-----------------------------------------------------------------------------------
 Steel Dynamics, Inc., 9.50% Sr. Nts., 3/15/09(5)          2,000,000     2,030,000
-----------------------------------------------------------------------------------
 UCAR Finance, Inc., 10.25% Sr. Nts., 2/15/12              2,400,000     2,292,000
-----------------------------------------------------------------------------------
 United States Steel LLC, 10.75% Sr. Nts., 8/1/08          5,100,000     5,049,000
                                                                    ---------------
                                                                        79,927,580

-----------------------------------------------------------------------------------
 Paper & Forest Products--0.7%
 Ainsworth Lumber Co. Ltd.:
 12.50% Sr. Nts., 7/15/07(13)                              6,850,000     7,089,750
 13.875% Sr. Sec. Nts., 7/15/07                            4,000,000     4,300,000
-----------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04(3)        15,250,000     3,126,250
-----------------------------------------------------------------------------------
 Domtar, Inc., 10.85% Debs., 8/5/17 [CAD]                  1,700,000     1,345,928
-----------------------------------------------------------------------------------
 Fort James Corp., 6.875% Sr. Nts., 9/15/07                2,500,000     2,112,527
-----------------------------------------------------------------------------------
 Georgia-Pacific Corp., 8.125% Sr. Unsec. Nts., 5/15/11   16,275,000    13,590,455

36    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Paper & Forest Products Continued
 Louisiana-Pacific Corp., 10.875% Sr.
 Sub. Nts., 11/15/08                                     $ 3,000,000 $   3,135,000
-----------------------------------------------------------------------------------
 PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00(1,3,4) 4,025,000       171,063
-----------------------------------------------------------------------------------
 Tembec Industries, Inc., 7.75% Sr. Nts., 3/15/12          5,500,000     5,280,000
-----------------------------------------------------------------------------------
 U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07        5,000,000     2,625,000
                                                                    ---------------
                                                                        42,775,973

-----------------------------------------------------------------------------------
 Telecommunication Services--2.4%
-----------------------------------------------------------------------------------
 Diversified Telecommunication Services--0.7%
 360networks, Inc.:
 13% Sr. Unsec. Nts., 5/1/08(1,3,4) [EUR]                  1,900,000            94
 13% Sr. Unsec. Nts., 5/1/08(1,3,4)                        1,100,000           110
-----------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc., 12% Sr.
 Sub. Nts., 11/1/07(1,3)                                   2,490,000        18,675
-----------------------------------------------------------------------------------
 American Tower Corp., 9.375% Sr. Nts., 2/1/09             2,300,000     1,368,500
-----------------------------------------------------------------------------------
 COLO.com, Inc., 13.875% Sr. Nts., 3/15/10(1,3,4)          6,350,000        95,250
-----------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 11.20% Sr.
 Unsec. Disc. Debs., 11/15/07                              6,260,000     5,109,725
-----------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr.
 Unsec. Nts., 12/15/07(1,3,4)                              4,085,000        40,850
-----------------------------------------------------------------------------------
 Diamond Cable Communications plc, 11.75%
 Sr. Disc. Nts., 12/15/05(3)                              10,675,000     1,441,125
-----------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(3)          1,600,000     1,288,000
-----------------------------------------------------------------------------------
 Focal Communications Corp.:
 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(11)             2,150,000        96,750
 11.875% Sr. Unsec. Nts., Series B, 1/15/10                1,090,000       103,550
-----------------------------------------------------------------------------------
 Intermedia Communications, Inc.,
 0%/12.25% Sr. Disc. Nts.,
 Series B, 3/1/09(3,4,11)                                  6,950,000       590,750
-----------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc., 0%/12.50%
 Sr. Unsec. Disc. Nts., 2/15/08(1,3,11)                   17,416,000       261,240
-----------------------------------------------------------------------------------
 KPNQwest BV, 8.875% Sr. Nts., 2/1/08(1,3) [EUR]           5,000,000        12,354
-----------------------------------------------------------------------------------
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(11)                    21,200,000     6,890,000
 0%/12.875% Sr. Unsec. Disc. Nts., 3/15/10(11)             3,000,000       735,000
 9.125% Sr. Unsec. Nts., 5/1/08                            1,400,000       735,000
-----------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc., 10% Sr.
 Unsec. Nts., Series B, 11/15/08(1,3)                     10,100,000        88,375
-----------------------------------------------------------------------------------
 NorthPoint Communications Group, Inc.,
 12.875% Nts., 2/15/10(3,4)                                2,400,000       396,000
-----------------------------------------------------------------------------------
 Ntelos, Inc., 13% Sr. Nts., 8/15/10(1)                    7,100,000     2,733,500
-----------------------------------------------------------------------------------
 NTL Communications Corp.:
 0%/9.75% Sr. Unsec. Nts., Series B,
 4/15/09(3,4,11) [GBP] 24,000,000 4,151,664 9.875% Sr. Unsec. Nts., Series B,
 11/15/09(3) [EUR] 6,000,000 844,996
-----------------------------------------------------------------------------------
 NTL, Inc., 0%/10.75% Sr. Unsec. Unsub.
 Nts., Series B, 4/1/08(3,4,11) [GBP]                      1,750,000       357,766
-----------------------------------------------------------------------------------
 RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10               2,592,000       531,360
-----------------------------------------------------------------------------------
 Sprint Capital Corp., 8.375% Nts., 3/15/12                8,400,000     5,879,395
-----------------------------------------------------------------------------------
 Tele1 Europe BV:
 11.875% Sr. Nts., 12/1/09(3) [EUR]                        3,000,000       348,376
 13% Sr. Unsec. Nts., 5/15/09(3) [EUR]                     5,000,000       605,334

37    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1

-----------------------------------------------------------------------------------

 Diversified Telecommunication Services Continued
 Telewest Communications plc:
 0%/9.25% Sr. Disc. Nts., 4/15/09(3,11)                  $11,300,000 $   1,836,250
 0%/9.875% Sr. Disc. Nts., 4/15/09(1,3,11) [GBP]           9,500,000     2,166,257
-----------------------------------------------------------------------------------
 Teligent, Inc., 11.50% Sr. Nts., 12/1/07(1,3,4)           4,835,000           483
-----------------------------------------------------------------------------------
 Time Warner Telecom LLC/Time Warner Telecom,
 Inc., 9.75% Sr. Nts., 7/15/08                             1,000,000       435,000
-----------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08(1,3,4)        9,480,000         4,740
-----------------------------------------------------------------------------------
 XO Communications, Inc.:
 0%/9.45% Sr. Unsec. Disc. Nts., 4/15/08(1,3,4,11)         2,750,000        27,500
 0%/12.25% Sr. Unsec. Disc. Nts., 6/1/09(1,3,4,11)         1,400,000        14,000
 9% Sr. Unsec. Nts., 3/15/08(1,3,4)                        7,300,000        73,000
 9.625% Sr. Nts., 10/1/07(1,3)                             9,283,000        92,830
 10.75% Sr. Unsec. Nts., 11/15/08(1,3)                     5,200,000        52,000
                                                                    ---------------
                                                                        39,425,799

-----------------------------------------------------------------------------------
 Wireless Telecommunication Services--1.7%
 Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts., 2/1/11    5,200,000       962,000
-----------------------------------------------------------------------------------
 American Cellular Corp., 9.50% Sr.
 Sub. Nts., 10/15/09(3)                                   11,400,000     1,539,000
-----------------------------------------------------------------------------------
 Arch Wireless Holdings, Inc.:
 10% Sr. Sec. Sub. Nts., 5/15/07(1)                          434,283       340,912
 12% Sub. Nts., 5/15/09                                      233,000        66,405
-----------------------------------------------------------------------------------
 AT&T Wireless Services, Inc., 7.875% Sr.
 Unsec. Nts., 3/1/11                                       2,000,000     1,542,600
-----------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(11)                    6,700,000     2,914,500
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(11)           14,510,000     9,939,350
 9% Sr. Nts., 5/15/11                                      1,000,000       610,000
-----------------------------------------------------------------------------------
 Dobson Communications Corp., 10.875%
 Sr. Unsec. Nts., 7/1/10                                     500,000       345,000
-----------------------------------------------------------------------------------
 Horizon PCS, Inc., 13.75% Sr. Nts., 6/15/11               1,000,000       195,000
-----------------------------------------------------------------------------------
 IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10(11)     2,200,000       121,000
-----------------------------------------------------------------------------------
 Leap Wireless International, Inc.:
 0%/14.50% Sr. Unsec. Disc. Nts., 4/15/10(3,11)            5,400,000       243,000
 12.50% Sr. Nts., 4/15/10(3)                               5,775,000       563,063
-----------------------------------------------------------------------------------
 Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07(1,3,4)    7,470,000        93,375
-----------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B,
 10/15/07(1,3,11) [CAD]                                    9,355,000        73,722
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(3,11)                7,000,000        70,000
-----------------------------------------------------------------------------------
 Millicom International Cellular SA,
 13.50% Sr. Disc. Nts., 6/1/06                             8,015,000     2,204,125
-----------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/9.95% Sr. Disc. Nts., 2/15/08(11)                     14,350,000    10,690,750
 9.375% Sr. Unsec. Nts., 11/15/09                         10,450,000     7,994,250
 10.65% Sr. Disc. Nts., 9/15/07                            1,400,000     1,176,000
 12% Sr. Unsec. Nts., 11/1/08                              2,950,000     2,492,750
-----------------------------------------------------------------------------------
 Nextel Partners, Inc., 11% Sr. Unsec. Nts., 3/15/10       2,200,000     1,463,000
-----------------------------------------------------------------------------------
 Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(5)             14,950,000    15,772,250
-----------------------------------------------------------------------------------
 Orbcomm Global LP (Escrow)                               15,930,000            --
-----------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts.,
 Series B, 5/15/08                                         3,700,000     1,979,500

38    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Wireless Telecommunication Services Continued
 SBA Communications Corp.:
 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(11)                $24,995,000 $  12,872,425
 10.25% Sr. Unsec. Nts., 2/1/09                            4,000,000     2,140,000
-----------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(11)              2,100,000       378,000
 0%/12% Sr. Disc. Nts., 7/15/08(11)                        9,800,000     1,862,000
 0%/12.875% Sr. Unsec. Disc. Nts., Series B, 3/15/10(11)   1,000,000       160,000
-----------------------------------------------------------------------------------
 TeleCorp PCS, Inc.:
 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(11)        2,404,000     1,766,940
 10.625% Sr. Unsec. Sub. Nts., 7/15/10(12)                 4,157,000     3,678,945
-----------------------------------------------------------------------------------
 Tritel PCS, Inc.:
 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(11)         2,982,000     2,221,590
 10.375% Sr. Sub. Nts., 1/15/11                            4,519,000     3,954,125
-----------------------------------------------------------------------------------
 Triton PCS, Inc.:
 0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(11)             1,000,000       660,000
 8.75% Sr. Unsec. Sub. Nts., 11/15/11                      2,500,000     1,662,500
 9.375% Sr. Unsec. Sub. Nts., 2/1/11                       2,000,000     1,370,000
-----------------------------------------------------------------------------------
 US Unwired, Inc., 0%/13.375% Sr. Unsec.
 Sub. Disc. Nts., Series B, 11/1/09(11)                    8,800,000       484,000
                                                                    ---------------
                                                                        96,602,077

-----------------------------------------------------------------------------------
 Utilities--1.2%
-----------------------------------------------------------------------------------
 Electric Utilities--0.9%
 AES Corp. (The):
 8.75% Sr. Unsec. Unsub. Nts., 6/15/08                     1,850,000       934,250
 8.875% Sr. Unsec. Nts., 2/15/11                           5,000,000     2,575,000
-----------------------------------------------------------------------------------
 AES Drax Holdings Ltd., 10.41% Sr. Sec. Sub. Nts.,
 Series B, 12/31/20                                        9,500,000     6,697,500
-----------------------------------------------------------------------------------
 Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts.,
 Series B, 12/15/09                                        2,913,771     2,811,789
-----------------------------------------------------------------------------------
 Calpine Corp.:
 8.50% Sr. Unsec. Nts., 2/15/11                           34,200,000    14,193,000
 8.75% Sr. Nts., 7/15/07                                   2,600,000     1,131,000
-----------------------------------------------------------------------------------
 Central Termica Guemes SA, 3% Unsec.
 Unsub. Bonds, 9/26/10(1,2)                                5,422,500       406,688
-----------------------------------------------------------------------------------
 CMS Energy Corp.:
 8.50% Sr. Nts., 4/15/11                                   2,500,000     1,915,660
 9.875% Sr. Unsec. Nts., 10/15/07                          4,910,000     4,030,668
-----------------------------------------------------------------------------------
 Edison Mission Energy:
 9.875% Sr. Unsec. Nts., 4/15/11                           1,900,000       864,500
 10% Sr. Unsec. Nts., 8/15/08                              5,200,000     2,418,000
-----------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts.,
 Series E, 5/1/11                                          4,000,000     4,228,264
-----------------------------------------------------------------------------------
 Funding Corp./Beaver Valley Funding Corp.,
 9% Second Lease Obligation Bonds, 6/1/17                    956,000     1,012,008
-----------------------------------------------------------------------------------
 Messer Griesheim Holding AG, 10.375%
 Sr. Nts., 6/1/11 [EUR]                                    3,000,000     3,076,084
-----------------------------------------------------------------------------------
 Mirant Americas Generation LLC:
 7.625% Sr. Unsec. Nts., 5/1/06                            4,300,000     2,386,500
 8.30% Sr. Unsec. Nts., 5/1/11                               500,000       257,500
-----------------------------------------------------------------------------------
 Westar Energy, Inc., 9.75% Sr. Unsec. Nts., 5/15/07       5,000,000     4,803,545
                                                                    ---------------
                                                                        53,741,956

39    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
-----------------------------------------------------------------------------------

 Gas Utilities--0.3%
 AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
 8.875% Sr. Unsec. Nts., 5/20/11(12)                     $ 4,400,000 $   4,554,000
-----------------------------------------------------------------------------------
 Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp.,
 10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09            7,000,000     7,175,000
-----------------------------------------------------------------------------------
 Williams Cos., Inc. (The), 7.125% Nts., 9/1/11            4,350,000     2,718,750
                                                                    ---------------
                                                                        14,447,750

-----------------------------------------------------------------------------------
 Multi-Utilities--0.0%
 Consumers Energy Co., 6.375% Sr. Sec. Nts., 2/1/08        1,200,000     1,115,113
-----------------------------------------------------------------------------------
 Dynegy Holdings, Inc., 8.75% Sr. Nts., 2/15/12            3,350,000     1,055,250
                                                                    ---------------
                                                                         2,170,363
                                                                    ---------------
 Total Corporate Bonds and Notes (Cost $2,557,991,450)               1,883,417,487

                                                              Shares
===================================================================================
 Preferred Stocks--0.9%
-----------------------------------------------------------------------------------
 AmeriKing, Inc., 13% Cum. Sr. Exchangeable,
 Non-Vtg.(1,13)                                              338,141         3,381
-----------------------------------------------------------------------------------
 BankUnited Capital Trust, 10.25%
 Capital Securities, 12/31/26(1)                          10,050,000     9,874,125
-----------------------------------------------------------------------------------
 Criimi Mae, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.      278,000     4,726,000
-----------------------------------------------------------------------------------
 Crown American Realty Trust, 11% Cum., Series A, Non-Vtg.    49,500     2,747,250
-----------------------------------------------------------------------------------
 CSC Holdings, Inc., 11.125% Cum., Series M, Non-Vtg.         85,396     5,614,787
-----------------------------------------------------------------------------------
 Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg.(1,4)    255,000     8,988,750
-----------------------------------------------------------------------------------
 Dobson Communications Corp.:
 12.25% Sr. Exchangeable, Non-Vtg.(13)                         8,017     2,034,314
 13% Sr. Exchangeable, Non-Vtg.(13)                           10,414     2,733,675
-----------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr.
 Redeemable, Non-Vtg.(1,4,13)                                 11,723         1,172
-----------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum.
 Exchangeable, Series B, Non-Vtg.(4)                          39,000       867,750
-----------------------------------------------------------------------------------
 Earthwatch, Inc., 12% Cv., Series C, Non-Vtg.(1)            354,552       354,552
-----------------------------------------------------------------------------------
 Global Crossing Holdings Ltd., 10.50% Sr.
 Exchangeable, Non-Vtg.(1,13)                                 21,050            --
-----------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(1,4,13)     5,773            87
-----------------------------------------------------------------------------------
 McLeodUSA, Inc., 2.50% Cv., Series A(4)                       6,516         9,774
-----------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc.,
 11.25% Sr. Redeemable Exchangeable,
 Non-Vtg.(1,4,13)                                             96,993            --
-----------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr.
 Exchangeable, Non-Vtg.(13)                                    1,273     6,874,200
-----------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum., Series B, Non-Vtg.(13)   19,355     3,532,288
-----------------------------------------------------------------------------------
 Sovereign Real Estate Investment Trust,
 12% Non-Cum., Series A(1)                                    57,800     6,256,850
-----------------------------------------------------------------------------------
 Supermarkets General Holdings Corp.,
 $14.08 Exchangeable(1,4,13)                                 200,000         2,000
-----------------------------------------------------------------------------------
 Ziff Davis Holdings, Inc., 10% Nts., Series E(1,4)              240           960
                                                                    ---------------
 Total Preferred Stocks (Cost $140,668,678)                             54,621,915

===================================================================================
 Common Stocks--0.3%
-----------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc.(4)                          6,272           220
-----------------------------------------------------------------------------------
 Arch Wireless, Inc.(4)                                       35,284        19,406
-----------------------------------------------------------------------------------
 Celcaribe SA(1,4)                                         1,658,520        16,585

40    OPPENHEIMER STRATEGIC INCOME FUND

                                                                      Market Value
                                                             Shares     See Note 1
===================================================================================

 Common Stocks Continued
-----------------------------------------------------------------------------------
 Chesapeake Energy Corp.                                     950,000 $   6,270,000
-----------------------------------------------------------------------------------
 Chiquita Brands International, Inc.(4)                       88,293     1,364,127
-----------------------------------------------------------------------------------
 Contour Energy Co.(4)                                       477,300        16,658
-----------------------------------------------------------------------------------
 Covad Communications Group, Inc.(4)                         168,383       247,523
-----------------------------------------------------------------------------------
 Criimi Mae, Inc.(4)                                         431,792     3,389,567
-----------------------------------------------------------------------------------
 Geotek Communications, Inc.(1)                                6,475            --
-----------------------------------------------------------------------------------
 Geotek Communications, Inc., Series B (Escrowed)(1,4)           625            --
-----------------------------------------------------------------------------------
 Horizon Natural Resources Co.(1,4)                          133,333        33,333
-----------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd.(4)                   276,705       237,966
-----------------------------------------------------------------------------------
 Ladish Co., Inc.(4)                                          30,000       186,000
-----------------------------------------------------------------------------------
 Manitowoc Co., Inc. (The)                                     7,919       216,585
-----------------------------------------------------------------------------------
 Pioneer Cos., Inc.(1,4)                                     165,394       620,227
-----------------------------------------------------------------------------------
 Prandium, Inc.(4,15)                                      1,019,757       968,769
-----------------------------------------------------------------------------------
 Premier Holdings Ltd.(1,4,15)                               799,833            --
-----------------------------------------------------------------------------------
 Southern Pacific Funding Corp., Liquidating Trust(1,4)    7,946,502            --
-----------------------------------------------------------------------------------
 TVMAX Holdings, Inc.(1,4)                                    56,750       227,000
-----------------------------------------------------------------------------------
 Walter Industries, Inc.                                      60,000       736,800
-----------------------------------------------------------------------------------
 Wilshire Financial Services Group, Inc.(4)                  560,000     1,803,200
-----------------------------------------------------------------------------------
 WRC Media Corp.(1,4)                                         15,559           156
                                                                    ---------------
 Total Common Stocks (Cost $43,198,340)                                 16,354,122

                                                               Units
===================================================================================
 Rights, Warrants and Certificates--0.4%
-----------------------------------------------------------------------------------
 ASAT Finance LLC Wts., Exp. 11/1/06(1,4)                      2,200         3,025
-----------------------------------------------------------------------------------
 Banco Central Del Uruguay Rts., Exp. 1/2/21(1,4)          2,870,000            --
-----------------------------------------------------------------------------------
 Charles River Laboratories International,
 Inc. Wts., Exp. 10/1/09(1,4)                                  5,950     1,100,750
-----------------------------------------------------------------------------------
 Chesapeake Energy Corp. Wts.:
 Exp. 1/23/03(1,4)                                           128,644            --
 Exp. 1/23/03(1,4)                                            64,350            --
 Exp. 5/1/05(1,4)                                             27,926            --
 Exp. 9/1/04(1,4)                                            189,000            --
-----------------------------------------------------------------------------------
 COLO.com, Inc. Wts., Exp. 3/15/10(1,4)                        6,350            63
-----------------------------------------------------------------------------------
 Comunicacion Celular SA Wts., Exp. 11/15/03(1,4)              8,109           162
-----------------------------------------------------------------------------------
 Concentric Network Corp. Wts., Exp. 12/15/07(1,4)             4,650            46
-----------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(1,4)        18,300           183
-----------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05(1,4)          5,225            52
-----------------------------------------------------------------------------------
 Equinix, Inc. Wts., Exp. 12/1/07(1,4)                         8,100            81
-----------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Litigation Wts.(4)                48,080        52,407
-----------------------------------------------------------------------------------
 Grand Union Co. Wts., Exp. 8/17/03(1,4)                      11,563             1
-----------------------------------------------------------------------------------
 HF Holdings, Inc. Wts., Exp. 9/27/09(1,4)                    34,425         3,442
-----------------------------------------------------------------------------------
 Horizon PCS, Inc. Wts., Exp. 10/1/10(1,4)                    11,000           550
-----------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05(1,4)             46,860           469

41    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                                      Market Value
                                                              Units     See Note 1
===================================================================================

 Rights, Warrants and Certificates Continued
-----------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd. Wts.:
 Exp. 5/16/06(4)                                              69,399 $       2,776
 Exp. 5/16/06(1,4)                                               103             3
-----------------------------------------------------------------------------------
 Imperial Credit Industries, Inc. Wts., Exp. 1/31/08(1,4)     86,946            --
-----------------------------------------------------------------------------------
 Insilco Corp. Wts., Exp. 8/15/07(1,4)                         7,780            78
-----------------------------------------------------------------------------------
 International Utility Structures, Inc. Wts., Exp. 2/1/03(4)   1,090            --
-----------------------------------------------------------------------------------
 Internet Commerce & Communications, Inc. Wts.,
 Exp. 7/3/03(4,5)                                             55,000            --
-----------------------------------------------------------------------------------
 IPCS, Inc. Wts., Exp. 6/15/10(1,4)                            6,600         2,475
-----------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(1,4)           23,200           232
-----------------------------------------------------------------------------------
 Leap Wireless International, Inc. Wts., Exp. 4/15/10(1,4)     6,700         2,512
-----------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(1,4)     4,160            --
-----------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1,4)     6,250            63
-----------------------------------------------------------------------------------
 McLeodUSA, Inc. Wts., Exp. 4/16/07(1,4)                      14,440           144
-----------------------------------------------------------------------------------
 Mexico Value Rts., Exp. 6/30/03(4)                          301,615            88
-----------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(4,5)    29,300         5,626
-----------------------------------------------------------------------------------
 Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(1,4)           5,800            58
-----------------------------------------------------------------------------------
 Morgan Stanley Wts., Exp. 6/5/03(4)                       2,314,379    19,905,048
-----------------------------------------------------------------------------------
 Ntelos, Inc. Wts., Exp. 8/15/10(1,4)                          8,000        13,000
-----------------------------------------------------------------------------------
 Occidente y Caribe Celular SA Wts., Exp. 3/15/04(1,4)        21,600           216
-----------------------------------------------------------------------------------
 PLD Telekom, Inc. Wts., Exp. 6/1/06
 (cv. into Metromedia International Group, Inc.)(1,4)         16,650           167
-----------------------------------------------------------------------------------
 PLD Telekom, Inc., 14% Sr. Cv.
 Disc. Nts. Wts., Exp. 3/31/03
 (cv. into Metromedia International Group Inc.)(1,4)          16,650           167
-----------------------------------------------------------------------------------
 PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03
 (cv. into Metromedia International Group, Inc.)(1,4)          1,500            15
-----------------------------------------------------------------------------------
 Protection One, Inc. Wts.:
 Exp. 11/1/03(1,4)                                           182,000            --
 Exp. 6/30/05(1,4)                                            13,440            --
-----------------------------------------------------------------------------------
 Real Time Data Co. Wts., Exp. 5/31/04(1,4)                2,251,489            --
-----------------------------------------------------------------------------------
 Republic Technologies International LLC Wts.,
 Exp. 7/15/09(1,4)                                             4,900            49
-----------------------------------------------------------------------------------
 Telergy, Inc. Wts., Exp. 9/25/10(1,4)                        18,175           182
-----------------------------------------------------------------------------------
 Telus Corp. Wts., Exp. 9/15/05(1,4)                          12,147         3,037
-----------------------------------------------------------------------------------
 Venezuela (Republic of) Oil Linked Payment
 Obligation Wts., Exp. 4/15/20(1,4)                           18,600            --
-----------------------------------------------------------------------------------
 Verado Holdings, Inc., Cl. B Wts., Exp. 4/15/08(1,4)          7,000         3,535
-----------------------------------------------------------------------------------
 Ziff Davis Holdings, Inc. Wts., Exp. 8/12/12(1,4)            44,000        44,000
                                                                    ---------------
 Total Rights, Warrants and Certificates (Cost $29,931,420)             21,144,702

42    OPPENHEIMER STRATEGIC INCOME FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
===================================================================================

 Structured Notes--6.0%
-----------------------------------------------------------------------------------
 Bear Stearns Cos., Inc. (The),
 High Yield Index Linked Nts.:
 2.70%, 4/15/03                                         $ 10,000,000 $  10,254,000
 2.70%, 4/15/03                                            5,000,000     5,153,000
-----------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (Nassau Branch),
 U.S. Dollar/Philippine Peso
 Linked Nts., 12.50%, 3/15/12(2) [PHP]                   804,270,000    15,255,433
-----------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch),
 Russian Obligatzii Federal'nogo Zaima Linked Nts.:
 Series 27005, 10.028%, 10/9/02(1,2) [RUR]               333,627,470    10,219,182
 Series 27005, 10.028%, 10/9/02(1,2) [RUR]                10,781,020       330,228
 Series 27006, 10.028%, 1/22/03(1,2) [RUR]               176,366,390     5,353,265
 Series 27006, 10.028%, 1/22/03(1,2) [RUR]                10,781,020       327,237
 Series 27007, 10.028%, 2/5/03(1,2) [RUR]                273,490,060     8,309,028
 Series 27007, 10.028%, 2/5/03(1,2) [RUR]                 10,781,020       327,543
 Series 27008, 10.028%, 5/21/03(1,2) [RUR]               116,856,260     3,516,740
 Series 27008, 10.028%, 5/21/03(1,2) [RUR]                10,781,020       324,450
 Series 27009, 10.028%, 6/4/03(1,2) [RUR]                133,795,850     4,021,890
 Series 27009, 10.028%, 6/4/03(1,2) [RUR]                 10,781,020       324,076
 Series 27009, 10.028%, 6/4/03(1,2) [RUR]                 95,614,902     2,874,174
 Series 27010, 10.028%, 9/17/03(1,2) [RUR]                72,157,470     2,143,568
 Series 27010, 10.028%, 9/17/03(1,2) [RUR]                10,781,020       320,270
 Series 27011, 10.028%, 10/8/03(1,2) [RUR]               131,512,500     3,888,574
 Series 27011, 10.028%, 10/8/03(1,2) [RUR]                10,781,020       318,774
 Series 28001, 10.028%, 1/21/04(1,2) [RUR]                10,781,020       315,002
-----------------------------------------------------------------------------------
 Credit Suisse First Boston International,
 U.S. Dollar/South African
 Rand Linked Nts., 1.965%, 5/23/22(1,2)                   13,740,000    13,657,560
-----------------------------------------------------------------------------------
 Deutsche Bank AG:
 Brazilian Real Linked Nts., 22%, 2/8/04                  23,755,000    17,854,258
 Colombian Peso Linked Nts., 2.201%, 4/22/04(2)            5,550,000     5,188,695
 Columbian Peso Linked Nts., 14.61%, 8/8/04(1,2)           5,675,000     5,525,180
 Mexican Peso Linked Nts., 1.66%, 4/9/12(2)               35,881,453    32,207,192
-----------------------------------------------------------------------------------
 JPMorgan Chase Bank:
 Credit Linked Trust Certificates, 8.75%, 5/15/07         97,020,000    89,258,400
 EMBI Plus Linked CD, 0.54%, 2/6/03                       17,520,000    17,262,396
 EMBI Plus/EMBI Global Linked Bonds, 1.02%, 3/11/03       12,405,000    10,998,319
 EMBI Plus/EMBI Global Linked Bonds, 1.20%, 4/4/03         8,280,000     7,211,838
 Hungarian Forint/Euro Linked Bonds, 2%, 7/14/03          15,270,000    15,144,786
 Hungarian Forint/Euro Linked Nts., 1.82%, 8/6/03         13,340,000    13,050,522
-----------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc./Redwood Capital I Ltd.,
 Catastrophe Linked Bonds, 7.36%, 1/1/03(2,5)             11,100,000    11,052,159
-----------------------------------------------------------------------------------
 Russia (Government of) Federal
 Loan Obligatzii Federal'nogo
 Zaima Bonds, Series 27010,
 10.028%, 9/17/03(1,2) [RUR]                             134,087,300     3,983,306
-----------------------------------------------------------------------------------
 Salomon Smith Barney, Inc., Mexican Peso Linked Nts.,
 1.78%, 12/6/02 [MXN]                                    155,198,400    14,543,544
-----------------------------------------------------------------------------------
 Standard Chartered Bank,
 Indonesian Rupiah Linked Nts.,
 12.86%, 10/21/02 [IDR]                              107,921,860,000    11,990,678
-----------------------------------------------------------------------------------
 Swiss Re Capital Markets Corp./Fujiyama Ltd.
 Catastrophe Linked Nts., 5.92%, 5/16/05(1,2)              2,500,000     2,497,875
                                                                    ---------------
 Total Structured Notes (Cost $367,483,698)                            345,003,142

43    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS Continued

                                                                      Market Value
                                  Date        Strike      Contracts     See Note 1
===================================================================================

 Options Purchased--0.0%
-----------------------------------------------------------------------------------
 Brazilian Real Call(1,4)     10/11/02         3.335BRR     144,746  $       6,396
-----------------------------------------------------------------------------------
 Chiliean Peso Call(1,4)      10/11/02        719.50CLP      47,264         26,586
-----------------------------------------------------------------------------------
 Japanese Yen Call(1,4)        2/18/03        116.33JPY   1,546,560        558,528
                                                                    ---------------
 Total Options Purchased (Cost $1,738,570)                                 591,510

                                                          Principal
                                                             Amount
===================================================================================

 Joint Repurchase Agreements--3.9%
-----------------------------------------------------------------------------------
 Undivided interest of 25.17% in
 joint repurchase agreement with
 PaineWebber, Inc., 1.90%, dated
 9/30/02, to be repurchased at
 $226,623,960 on 10/1/02,
 collateralized by Federal National
 Mortgage Assn., 7%, 5/1/32--7/1/32,
 with a value of $918,866,253
 (Cost $226,612,000)                                 $226,612,000      226,612,000

-----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $9,043,754,152)         139.6%    8,078,762,448
-----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                     (39.6)   (2,291,993,212)
                                                     ------------------------------
 Net Assets                                                100.0%  $ 5,786,769,236
                                                     ==============================

44    OPPENHEIMER STRATEGIC INCOME FUND

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP      Argentine Peso
AUD      Australian Dollar
BRR      Brazilian Real
CAD      Canadian Dollar
CLP      Chilean Peso
DEM      German Mark
EUR      Euro
FRF      French Franc
GBP      British Pound Sterling
IDR      Indonesian Rupiah
ITL      Italian Lira
JPY      Japanese Yen
MXN      Mexican Nuevo Peso
NOK      Norwegian Krone
PHP      Philippines Peso
RUR      Russian Ruble
SEK      Swedish Krona

1. Identifies issues considered to be illiquid or restricted--See Note 9 of
Notes to Financial Statements. 2. Represents the current interest rate for a variable or increasing rate security.
3. Issuer is in default. 4. Non-income producing security.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $391,521,241 or 6.77% of the Fund's net assets as of September 30, 2002.
6. When-issued security to be delivered and settled after September 30, 2002. 7.
Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. 9.
Zero coupon bond reflects effective yield on the date of purchase. 10. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements. 11. Denotes a
step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
12. Securities with an aggregate market value of $23,625,788 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements. 13. Interest or
dividend is paid-in-kind.
14. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.
15. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended September 30,
2002. The aggregate fair value of securities of affiliated companies held by the
Fund as of September 30, 2002 amounts to $968,769. Transactions during the period in which the issuer was an affiliate are as follows:

                           Shares/Units                            Shares/Units
                          September 30,       Gross        Gross  September 30,    Unrealized
                                   2001   Additions   Reductions           2002  Depreciation
---------------------------------------------------------------------------------------------

 Stocks and/or Warrants
 Prandium, Inc.                      --   1,019,757           --     1,019,757   $11,017,231
 Premier Holdings Ltd.          799,833          --           --       799,833            --

 See accompanying Notes to Financial Statements.

45    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2002

================================================================================
 Assets
--------------------------------------------------------------------------------
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $9,031,768,152)                  $ 8,077,793,679
 Affiliated companies (cost $11,986,000)                               968,769
                                                               ---------------
                                                                 8,078,762,448
--------------------------------------------------------------------------------
 Cash--foreign currencies (cost $14,026,570)                        14,011,631
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                 426,159
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $2,395,348,437 sold
 on a when-issued basis)                                         2,443,717,127
 Interest, dividends and principal paydowns                        107,151,023
 Shares of beneficial interest sold                                 11,116,019
 Daily variation on futures contracts                                2,391,081
 Swap contract                                                         272,172
 Other                                                                 338,666
                                                               ---------------
 Total assets                                                   10,658,186,326

================================================================================
 Liabilities
--------------------------------------------------------------------------------

 Bank overdraft                                                      6,671,204
--------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts               1,223,658
--------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $4,784,313,536
 purchased on a when-issued basis)                               4,834,580,079
 Shares of beneficial interest redeemed                             14,079,889
 Dividends                                                           5,302,654
 Closed foreign currency contracts                                   3,679,878
 Distribution and service plan fees                                  3,556,371
 Transfer and shareholder servicing agent fees                       1,269,347
 Shareholder reports                                                   867,132
 Trustees' compensation                                                  8,661
 Other                                                                 178,217
                                                               ---------------
 Total liabilities                                               4,871,417,090

================================================================================
 Net Assets                                                    $ 5,786,769,236
                                                               ===============

================================================================================
 Composition of Net Assets
--------------------------------------------------------------------------------
 Par value of shares of beneficial interest                    $     1,586,733
--------------------------------------------------------------------------------
 Additional paid-in capital                                      7,757,689,738
--------------------------------------------------------------------------------
 Overdistributed net investment income                             (68,166,742)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments
 and foreign currency transactions                                (965,920,553)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments and
 translation of assets and liabilities
 denominated in foreign currencies                                (938,419,940)
                                                               ---------------
 Net Assets                                                     $5,786,769,236
                                                               ===============

46    OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
 Net Asset Value Per Share
--------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per
 share (based on net assets of
 $3,202,824,718 and 878,962,304
 shares of beneficial interest outstanding)                              $3.64
 Maximum offering price per share (net asset
 value plus sales charge of 4.75% of
 offering price)                                                         $3.82
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,847,181,911 and 505,207,107
 shares of beneficial interest outstanding)                              $3.66
--------------------------------------------------------------------------------
 Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $568,487,312 and 156,289,380 shares of beneficial
 interest outstanding)                                                   $3.64
--------------------------------------------------------------------------------
 Class N Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,508,294 and 4,253,046 shares of beneficial
 interest outstanding)                                                   $3.65
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price
 and offering price per share (based on net
 assets of $152,767,001 and 42,021,102
 shares of beneficial interest outstanding)                              $3.64

 See accompanying Notes to Financial Statements.

47    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2002

================================================================================
 Investment Income
--------------------------------------------------------------------------------
 Interest                                                         $ 527,249,752
--------------------------------------------------------------------------------
 Dividends                                                           10,507,485
                                                                  --------------
 Total investment income                                            537,757,237

================================================================================
 Expenses
--------------------------------------------------------------------------------
 Management fees                                                     31,984,221
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              8,016,884
 Class B                                                             20,573,741
 Class C                                                              5,712,541
 Class N                                                                 43,924
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              5,509,441
 Class B                                                              3,380,744
 Class C                                                                921,201
 Class N                                                                 12,543
 Class Y                                                              1,465,652
--------------------------------------------------------------------------------
 Shareholder reports                                                  1,780,940
--------------------------------------------------------------------------------
 Custodian fees and expenses                                          1,032,084
--------------------------------------------------------------------------------
 Trustees' compensation                                                 132,115
--------------------------------------------------------------------------------
 Other                                                                  391,559
                                                                  --------------
 Total expenses                                                      80,957,590
 Less reduction to custodian expenses                                   (98,844)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                       (1,076,513)
                                                                  --------------
 Net expenses                                                        79,782,233

================================================================================
 Net Investment Income                                              457,975,004

================================================================================
 Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)             (204,542,296)
 Closing of futures contracts                                        20,049,155
 Closing and expiration of option contracts written                   1,426,948
 Foreign currency transactions                                       23,573,063
                                                                  --------------
 Net realized loss                                                 (159,493,130)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                         49,607,912
 Translation of assets and liabilities denominated
 in foreign currencies                                               31,470,717
                                                                  --------------
 Net change                                                          81,078,629
                                                                  --------------
 Net realized and unrealized loss                                   (78,414,501)

================================================================================
 Net Increase in Net Assets Resulting from Operations             $ 379,560,503
                                                                  ==============

 See accompanying Notes to Financial Statements.

48    OPPENHEIMER STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                       2002            2001
=====================================================================================

 Operations
-------------------------------------------------------------------------------------
 Net investment income                                $  457,975,004  $  546,901,546
-------------------------------------------------------------------------------------
 Net realized loss                                      (159,493,130)   (251,835,322)
-------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     81,078,629    (426,626,806)
                                                      -------------------------------
 Net increase (decrease) in net assets
 resulting from operations                               379,560,503    (131,560,582)

=====================================================================================
 Dividends and/or Distributions to Shareholders
-------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                (265,599,919)   (223,800,703)
 Class B                                                (151,627,069)   (138,599,183)
 Class C                                                 (42,267,132)    (32,280,026)
 Class N                                                    (694,273)        (50,660)
 Class Y                                                 (10,529,269)     (6,434,333)
-------------------------------------------------------------------------------------
 Tax return of capital distribution:
 Class A                                                 (15,387,732)   (107,719,843)
 Class B                                                  (9,696,394)    (76,996,106)
 Class C                                                  (2,693,708)    (17,828,168)
 Class N                                                     (42,219)        (25,609)
 Class Y                                                    (603,497)     (3,038,265)

=====================================================================================
 Beneficial Interest Transactions
-------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                  84,394,819     142,685,491
 Class B                                                (304,556,289)   (121,131,584)
 Class C                                                  27,485,800      70,362,886
 Class N                                                  12,727,093       3,371,769
 Class Y                                                  52,746,414      39,363,472

=====================================================================================
 Net Assets
-------------------------------------------------------------------------------------
 Total decrease                                         (246,782,872)   (603,681,444)
-------------------------------------------------------------------------------------
 Beginning of period                                   6,033,552,108   6,637,233,552
                                                      -------------------------------
 End of period [including
 overdistributed net investment
 income of $68,166,742 and
 $38,143,483, respectively]                           $5,786,769,236  $6,033,552,108
                                                      ===============================

 See accompanying Notes to Financial Statements.

49    OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

 Class A  Year Ended September 30        2002       2001       2000       1999       1998
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $ 3.72     $ 4.18     $ 4.33     $ 4.59     $ 4.95
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                    .32        .36        .43        .42        .42
 Net realized and unrealized loss        (.08)      (.43)      (.17)      (.29)      (.37)
                                       ----------------------------------------------------
 Total from investment operations         .24       (.07)       .26        .13        .05
-------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income    (.30)      (.26)      (.41)      (.39)      (.41)
 Tax return of capital distribution      (.02)      (.13)        --         --         --
                                       ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.32)      (.39)      (.41)      (.39)      (.41)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.64      $3.72      $4.18      $4.33      $4.59
                                       ====================================================

===========================================================================================
 Total Return, at Net Asset Value(1)     6.63%     (1.79)%     6.18%      2.91%      0.80%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                    $3,202,825 $3,186,441 $3,431,763 $3,578,105 $3,950,818
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                    $3,263,490 $3,349,859 $3,517,517 $3,798,380 $4,077,360
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   7.91%      8.90%      9.98%      9.34%      8.48%
 Expenses                                1.01%      0.93%      0.95%      0.94%      0.92%(3)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

50    OPPENHEIMER STRATEGIC INCOME FUND

 Class B   Year Ended September 30       2002       2001       2000       1999       1998
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $ 3.73     $ 4.19     $ 4.34     $ 4.61     $ 4.96
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                    .28        .33        .39        .39        .37
 Net realized and unrealized loss        (.05)      (.43)      (.17)      (.30)      (.35)
                                       ----------------------------------------------------
 Total from investment operations         .23       (.10)       .22        .09        .02
-------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income    (.28)      (.24)      (.37)      (.36)      (.37)
 Tax return of capital distribution      (.02)      (.12)        --         --         --
                                       ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.30)      (.36)      (.37)      (.36)      (.37)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.66      $3.73      $4.19      $4.34      $4.61
                                       ====================================================

===========================================================================================
 Total Return, at Net Asset Value(1)     6.11%     (2.53)%     5.37%      1.92%      0.26%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                    $1,847,182 $2,186,638 $2,581,391 $3,380,689 $4,040,704
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                    $2,056,449 $2,394,886 $2,907,627 $3,838,145 $3,871,397
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   7.22%      8.14%      9.01%      8.55%      7.73%
 Expenses                                1.75%      1.68%      1.71%      1.69%      1.67%(3)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

51    OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS Continued

 Class C   Year Ended September 30       2002       2001       2000       1999       1998
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period   $3.71      $4.17      $4.32      $4.59      $4.95
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                    .29        .33        .39        .39        .37
 Net realized and unrealized loss        (.06)      (.43)      (.17)      (.30)      (.36)
                                       ----------------------------------------------------
 Total from investment operations         .23       (.10)       .22        .09        .01
-------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income    (.28)      (.24)      (.37)      (.36)      (.37)
 Tax return of capital distribution      (.02)      (.12)        --         --         --
                                       ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.30)      (.36)      (.37)      (.36)      (.37)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.64      $3.71      $4.17      $4.32      $4.59
                                       ====================================================

===========================================================================================
 Total Return, at Net Asset Value(1)     6.15%     (2.54)  %   5.39%      1.92%      0.05%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $568,487   $553,399   $548,332   $610,686   $650,584
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                      $571,292   $554,279   $568,742   $650,197   $546,577
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   7.15%      8.15%      9.21%      8.58%      7.73%
 Expenses                                1.75%      1.68%      1.71%      1.69%      1.67%(3)
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

52    OPPENHEIMER STRATEGIC INCOME FUND

 Class N      Year Ended September 30                                 2002    2001(1)
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                $3.72     $4.13
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .30       .22
 Net realized and unrealized loss                                     (.05)     (.41)
                                                                   ------------------------
 Total from investment operations                                      .25      (.19)
-------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.30)     (.15)
 Tax return of capital distribution                                   (.02)     (.07)
                                                                   ------------------------
 Total dividends and/or distributions
 to shareholders                                                      (.32)     (.22)
-------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $3.65     $3.72
                                                                   ========================

===========================================================================================
 Total Return, at Net Asset Value(2)                                  6.70%    (4.61)%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                          $15,508    $3,215
-------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $ 8,954    $1,348
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                7.07%     9.74%
 Expenses                                                             1.22%     0.98%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               117%      209%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

53    OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL highlights Continued

 Class Y   Year Ended September 30       2002       2001       2000       1999       1998(1)
===========================================================================================

 Per Share Operating Data
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $ 3.71     $ 4.17     $ 4.32     $ 4.59     $ 4.90
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                    .32        .36        .46        .44        .29
 Net realized and unrealized loss        (.06)      (.42)      (.19)      (.30)      (.32)
                                     ------------------------------------------------------
 Total from investment operations         .26       (.06)       .27        .14       (.03)
-------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income    (.31)      (.26)      (.42)      (.41)      (.28)
 Tax return of capital distribution      (.02)      (.14)        --         --         --
                                     ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.33)      (.40)      (.42)      (.41)      (.28)
-------------------------------------------------------------------------------------------
 Net asset value, end of period         $3.64      $3.71      $4.17      $4.32      $4.59
                                     ======================================================

===========================================================================================
 Total Return, at Net Asset Value(2)     7.06%     (1.58)%     6.55%      3.07%     (0.64)%
-------------------------------------------------------------------------------------------

===========================================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $152,767   $103,858    $75,748    $48,566     $6,907
-------------------------------------------------------------------------------------------
 Average net assets
 (in thousands)                      $127,992   $ 94,400    $57,127    $32,310     $4,344
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                   7.86%      9.09%     11.39%     10.16%      8.82%
 Expenses                                1.74%      1.35%      0.83%      0.57%      0.58%(4)
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                   0.90%      0.78%      0.83%      0.57%      0.58%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                  117%       209%       136%       172%       104%

1. For the period from January 26, 1998 (inception of offering) to September 30,
1998. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

54    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Strategic Income Fund (the Fund) is a separate series of
 Oppenheimer Strategic Funds Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high current income by investing mainly in debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the
 Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Structured Notes. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2002, the market value of these securities comprised 6.0% of the Fund's net assets and resulted in unrealized losses in the current period of $22,480,556. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note
 5.

55    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 1. Significant Accounting Policies Continued
 Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.
 The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2002, the Fund had entered into when-issued purchase commitments of $4,784,313,536 and when-issued sale commitments of $2,395,348,437.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
 but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
    Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2002, securities with an aggregate market value of $134,530,697, representing 2.32%
 of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

56    OPPENHEIMER STRATEGIC INCOME FUND

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2004      $114,650,580
                              2007        16,381,920
                              2008       358,683,799
                              2009        52,578,252
                              2010       185,647,798
                                        ------------
                              Total     $727,942,349
                                        ============

 As of September 30, 2002, the Fund had approximately $131,983,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain

57    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 1. Significant Accounting Policies Continued
 foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect a decrease in additional paid-in capital of $28,423,550, a decrease in overdistributed net investment income of $11,142,949, and a decrease in accumulated net realized loss on investments of $17,280,601. Net assets of the
 Fund were unaffected by the reclassifications.
    As noted in the Statements of Changes in Net Assets for federal income tax purposes, the Fund realized a return of capital of $28,423,550. Net assets of the Fund were unaffected by this reclassification.

 The tax character of distributions paid during the years ended September 30,
2002 and September 30, 2001 was as follows:
                                           Year Ended          Year Ended
                                   September 30, 2002  September 30, 2001
        -----------------------------------------------------------------
        Distributions paid from:
        Ordinary income                  $470,717,662        $401,164,905
        Long-term capital gain                     --                  --
        Return of capital                  28,423,550         205,607,991
                                         --------------------------------
        Total                            $499,141,212        $606,772,896
                                         ================================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:
        Overdistributed net investment income   $   (68,166,742)
        Accumulated net realized loss              (965,920,553)
        Net unrealized depreciation                (938,419,940)
                                                ---------------
        Total                                   $(1,972,507,235)
                                                ===============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

58    OPPENHEIMER STRATEGIC INCOME FUND

 estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                       Year Ended September 30, 2002  Year Ended September 30, 2001(1)
                                Shares        Amount         Shares         Amount
--------------------------------------------------------------------------------------

 Class A
 Sold                      172,101,425 $ 646,946,497    188,669,272   $ 755,182,903
 Dividends and/or
 distributions reinvested   48,064,194   180,500,573     52,957,872     210,279,320
 Redeemed                 (197,799,204) (743,052,251)  (206,323,035)   (822,776,732)
                          ------------------------------------------------------------
 Net increase               22,366,415 $  84,394,819     35,304,109   $ 142,685,491
                          ============================================================

--------------------------------------------------------------------------------------
 Class B
 Sold                       72,239,653 $ 272,446,824     97,194,083   $ 389,847,321
 Dividends and/or
 distributions reinvested   24,126,021    90,899,162     30,273,511     120,642,281
 Redeemed                 (177,141,272) (667,902,275)  (157,574,443)   (631,621,186)
                          ------------------------------------------------------------
 Net decrease              (80,775,598)$(304,556,289)   (30,106,849)  $(121,131,584)
                          ============================================================

--------------------------------------------------------------------------------------
 Class C
 Sold                       38,283,028 $ 143,665,045     43,557,276   $ 174,083,267
 Dividends and/or
 distributions reinvested    7,553,119    28,283,682      7,780,708      30,829,341
 Redeemed                  (38,550,880) (144,462,927)   (33,753,927)   (134,549,722)
                          ------------------------------------------------------------
 Net increase                7,285,267 $  27,485,800     17,584,057   $  70,362,886
                          ============================================================

--------------------------------------------------------------------------------------
 Class N
 Sold                        3,786,342 $  14,209,840        988,219   $   3,855,530
 Dividends and/or
 distributions reinvested      187,836       702,952         18,772          70,795
 Redeemed                     (585,248)   (2,185,699)      (142,875)       (554,556)
                          ------------------------------------------------------------
 Net increase                3,388,930 $  12,727,093        864,116   $   3,371,769
                          ============================================================

--------------------------------------------------------------------------------------
 Class Y
 Sold                       25,193,404 $  94,584,057     17,299,092   $  69,133,166
 Dividends and/or
 distributions reinvested    2,410,896     9,023,067      2,219,302      8,788,396
 Redeemed                  (13,562,379)  (50,860,710)    (9,692,485)   (38,558,090)
                          ------------------------------------------------------------
 Net increase               14,041,921 $   52,746,414     9,825,909   $  39,363,472
                          ============================================================

 1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30,
 2001, for Class N shares.

59    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were
 $9,434,974,346 and $8,677,082,381, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $9,125,873,832 was composed of:

                     Gross unrealized appreciation  $   196,919,520
                     Gross unrealized depreciation   (1,244,030,904)
                                                    ---------------
                     Net unrealized depreciation    $(1,047,111,384)
                                                    ===============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
 0.75% of the first $200 million of average annual net assets of the Fund, 0.72%
 of the next $200 million, 0.69% of the next $200 million, 0.66% of the next
 $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $22.50 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

60    OPPENHEIMER STRATEGIC INCOME FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate       Class A    Concessions    Concessions    Concessions    Concessions
                     Front-End     Front-End     on Class A     on Class B     on Class C     on Class N
                 Sales Charges Sales Charges         Shares         Shares         Shares         Shares
                    on Class A   Retained by    Advanced by    Advanced by    Advanced by    Advanced by
 Year Ended             Shares   Distributor Distributor(1) Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------------------

 September 30, 2002 $4,841,002    $1,420,119       $330,235     $8,201,918     $1,150,891       $116,766

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A       Class B        Class C        Class N
                            Contingent    Contingent     Contingent     Contingent
                              Deferred      Deferred       Deferred       Deferred
                         Sales Charges Sales Charges  Sales Charges  Sales Charges
                           Retained by   Retained by    Retained by    Retained by
 Year Ended                Distributor   Distributor    Distributor    Distributor
-----------------------------------------------------------------------------------

 September 30, 2002            $43,020    $6,502,972       $102,631         $3,629

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $8,016,884, all of which were paid by the
 Distributor to recipients, and included $478,737 paid to an affiliate of the
 Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
 A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30,
 2002, were as follows:

                                                                      Distributor's
                                                       Distributor's      Aggregate
                                                           Aggregate   Unreimbursed
                           Unreimbursed Expenses as %
                       Total Payments Amount Retained       Expenses  of Net Assets
                           Under Plan  by Distributor     Under Plan       of Class
-------------------------------------------------------------------------------------

 Class B Plan             $20,573,741     $16,079,983   $107,739,506           5.83%
 Class C Plan               5,712,541       1,262,466     17,058,610           3.00
 Class N Plan                  43,924          41,902        315,808           2.04

61    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
 Assets and Liabilities as a receivable or payable and in the Statement of
 Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 As of September 30, 2002, the Fund had outstanding foreign currency contracts as follows:

                                          Contract           Valuation
                            Expiration      Amount               as of     Unrealized      Unrealized
 Contract Description            Dates      (000s)      Sept. 30, 2002    Appreciation   Depreciation
------------------------------------------------------------------------------------------------------

 Contracts to Purchase
 Canadian Dollar [CAD]        11/27/02      18,905CAD      $11,897,091        $     --     $   69,613
 Euro [EUR]            12/27/02-5/5/03      35,540EUR       34,903,902         289,106             --
------------------------------------------------------------------------------------------------------
                                                                               289,106         69,613
                                                                              ------------------------
 Contracts to Sell
 Australian Dollar [AUD]      11/27/02      22,040AUD       11,916,542              --          2,378
 British Pound Sterling [GBP] 10/1/02-
                               3/20/03      14,585GBP       22,718,487              --        206,360
 Canadian Dollar [CAD]         2/21/03      31,720CAD       19,897,685         137,053             --
 Euro [EUR]            10/7/02-2/27/03      64,175EUR       63,181,967              --        911,462
 Japanese Yen [JPY]           10/22/02   2,940,000JPY       24,179,845              --         33,845
                                                                              ------------------------
                                                                               137,053      1,154,045
                                                                              ------------------------
 Total Unrealized Appreciation and Depreciation                               $426,159     $1,223,658
                                                                              ========================

================================================================================
 6. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures

62    OPPENHEIMER STRATEGIC INCOME FUND

 contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of September 30, 2002, the Fund had outstanding futures contracts as follows:

                                                    Valuation as of     Unrealized
                                Expiration Number of  September 30,   Appreciation
 Contract Description                Dates Contracts           2002 (Depreciation)
------------------------------------------------------------------------------------

 Contracts to Purchase
 Euro-Bobl                         12/6/02     2,961   $321,752,875   $  1,135,196
 NASDAQ 100 Index                 12/19/02       120     10,026,000       (174,000)
 Nikkei 225 Index                 12/12/02        24      1,111,800        (12,103)
 United Kingdom Long Gilt         12/27/02        24      4,559,659           (691)
 U.S. Long Bonds                  12/19/02     2,489    284,368,250     13,746,464
 U.S. Treasury Nts., 10 yr.       12/19/02     6,852    794,189,625     26,707,875
                                                                      -------------
                                                                        41,402,741
                                                                      -------------
 Contracts to Sell
 DAX Index                        12/20/02        48      3,349,151        619,198
 Euro-Bundesobligation             12/6/02       480     53,486,796       (123,340)
 Euro-Schatz                       12/6/02       844     87,733,289       (175,166)
 FTSE 100 Index                   12/20/02        12        699,367         26,170
 Japan (Government of)
 Bonds                            12/11/02        63     72,656,481        372,597
 U.S. Treasury Nts., 2 yr.        12/27/02     3,626    779,250,062     (8,913,219)
 U.S. Treasury Nts., 5 yr.        12/19/02     3,275    374,271,094     (6,698,336)
                                                                      -------------
                                                                       (14,892,096)
                                                                      -------------
                                                                      $ 26,510,645
                                                                      =============

63    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 7. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the
 Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended September 30, 2002 was as follows:

                                        Call Options                      Put Options
                     -------------------------------   --------------------------------
                     Principal (000s)/                 Principal (000s)/
                             Number of     Amount of         Number of      Amount of
                             Contracts      Premiums         Contracts       Premiums
---------------------------------------------------------------------------------------

 Options outstanding as of
 September 30, 2001                 --   $        --         1,847,992    $ 1,262,423
 Options written                24,753    11,238,924            32,816      1,004,067
 Options closed or expired     (24,508)   (5,215,896)       (1,880,792)    (1,516,623)
 Options exercised                (245)   (6,023,028)              (16)      (749,867)
                              ---------------------------------------------------------
 Options outstanding as of
 September 30, 2002                 --   $        --                --    $        --
                              =========================================================

64    OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
 8. Credit Swap Transactions
 The Fund may enter into a credit swap transaction to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement on a daily basis. The Fund enters into swaps only on securities it owns. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund segregates liquid assets to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive.

 As of September 30, 2002, the Fund had entered into the following credit swap agreements:

                                                          Valuation as of
                                 Expiration      Notional   September 30,     Unrealized
 Contract Description                  Date        Amount            2002   Appreciation
------------------------------------------------------------------------------------------

 J.P. Morgan Chase Bank, Jordon
 (Kingdom of) Credit Nts.            6/6/06     4,350,000        $272,172      $272,172

================================================================================
 9. Illiquid or Restricted Securities
 As of September 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2002 was $478,716,875, which represents 8.27% of the Fund's net assets, of which
 $274,261 is considered restricted. Information concerning restricted securities is as follows:

                                                     Valuation as of
                                Acquisition            September 30,     Unrealized
 Security                             Dates     Cost            2002   Depreciation
------------------------------------------------------------------------------------

 Stocks and/or Warrants
 Geotek Communications, Inc.         4/6/00 $     --        $     --       $    --
 Geotek Communications, Inc.,
 Series B                            1/4/01    2,500              --         2,500
 Real Time Data Co. Wts.,
 Exp. 5/31/04                       6/30/99   22,515              --        22,515

 Currency
 Argentine Peso                     1/15/02   35,599          21,110        14,489
 Russian Ruble                      9/18/02  253,600         253,151           449

65    OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
10. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
 Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of
 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at September
30, 2002.

                                   Appendix A

                               RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services
--------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
The obligor's
capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest.
While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The
"r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation.
However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch, Inc.
--------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time.
However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2:  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:  Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:   Default. Denotes actual or imminent payment default.

                                   Appendix B

                            Industry Classifications

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology Leisure Equipment & Products Building Products Machinery Chemicals
Marine Commercial Services & Supplies Media Communications Equipment Metals &
Mining Computers & Peripherals Multiline Retail Construction & Engineering
Multi-Utilities Construction Materials Office Electronics Containers & Packaging
Oil & Gas Distributors Paper & Forest Products Diversified Financials Personal
Products Diversified Telecommunication Pharmaceuticals Services Electric
Utilities Real Estate Electrical Equipment Road & Rail Electronic Equipment &
Instruments Semiconductor Equipment & Products Energy Equipment & Services
Software Food & Drug Retailing Specialty Retail Food Products Textiles & Apparel
Gas Utilities Tobacco Health Care Equipment & Supplies Trading Companies &
Distributors Health Care Providers & Services Transportation Infrastructure
Hotels Restaurants & Leisure Water Utilities
Wireless Telecommunication Services

                                   Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor,
Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
         Revenue Code, 2) non-qualified deferred compensation plans, 3) employee benefit plans3 4) Group Retirement Plans4 5) 403(b)(7) custodial plan accounts 6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: 1) through a broker, dealer, bank or registered investment adviser that has made
            special arrangements with the Distributor for those purchases, or 2)
         by a direct rollover of a distribution from a qualified Retirement Plan if the
            administrator of that Plan has made special arrangements with the
            Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
            ("Merrill Lynch") on a daily valuation basis for the Retirement
            Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"),
            that are made available under a Service Agreement between Merrill
            Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a)
            and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
            Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds)
            invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such
purchases): |_| The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
         in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such
purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and
         exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of
         Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the
following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than
         12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1)
         Following the death or disability (as defined in the Internal Revenue
         Code) of
            the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as defined in the
         Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue
         Code.
         6) To meet the minimum distribution requirements of the Internal
         Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
            Distributor.
         11)Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored
            IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.        Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class
         C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class
         C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability
         (as defined in the Internal Revenue Code) of
            the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account. 3)
         To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.9 5) To make distributions required under a Qualified Domestic Relations Order or,
            in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
         Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from service.11
         10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_|
Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
Funds Who Were Shareholders of Former Quest for Value Funds
--------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund
that are either: |_| acquired by such shareholder pursuant to an exchange of
shares of an Oppenheimer fund
         that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00                 2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o           Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o           Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o           liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s)
(as evidenced by a determination of total disability by the U.S. Social Security
Administration);
o           withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o           liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: 1)
         persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual
            Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the
            Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
   Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; 8) in connection with automatic redemptions of Class A shares and
   Class B shares in
      certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds,
        Inc.
--------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on
March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.  Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
      Convertible Securities Fund
--------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers
         (and whose identity is made known to the Distributor) or with the
         Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
         Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

--------------------------------------------------------------------------------------------
Oppenheimer Strategic Income Fund
--------------------------------------------------------------------------------------------

Internet Website:
      WWW.OPPENHEIMERFUNDS.COM

Investment Adviser
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270 Denver, Colorado 80217 1.800.CALL.OPP (225.5677)

Custodian Bank
      J.P. Morgan Chase
      4 Chase MetroTech Center
      Brooklyn, New York 11245

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Mayer, Brown, Rowe and Maw
      1675 Broadway
      New York, New York 10019

PX230.00 _0203

--------
1 Mrs. Hamilton and Mr. Malone were elected as Trustees to the Board II Funds effective June 1, 2002.
2. In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
3 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund. 2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions"
mean "repurchases" of shares. 3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans.
The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of
$1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 8 The distribution must be requested prior to
Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan. 11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.